                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          BIOSHIELD TECHNOLOGIES, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:


[ ]  Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           BIOSHIELD TECHNOLOGIES, INC
                             5655 Peachtree Parkway
                             Norcross, Georgia 30092


                                                             October      , 2000


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of BioShield Technologies, Inc. (the "Company"), to be held on Tuesday, October 31, 2000 at a.m. Eastern Standard Time at , Atlanta, Georgia.

         At this meeting, you will be asked to vote, in person or by proxy, on the following matters: (i) the election of five directors to serve on the Board of Directors of the Company; (ii) the amendment of the Company's Articles of Incorporation and Bylaws to provide that holders of 10 percent or more of the Company's capital stock may call a special meeting of shareholders and to eliminate certain "fair price" requirements enacted by the Company pursuant to Georgia law; (iii) the ratification of the issuance of common stock of our eMD subsidiary (which, under certain circumstances, may be exchanged for common stock of the Company) and certain related warrants to purchase shares of common stock of the Company, and to approve the issuance of shares of common stock of the Company in excess of 19.99 percent of the then-outstanding shares, if required in connection with the exchange of the eMD common stock and the exercise of such warrants; (iv) the ratification of two equity credit agreements, under which shares of the Company's common stock may be issued from time to time, and to approve the issuance of shares of common stock of the Company in excess of 19.99 percent of the then-outstanding shares, if required in connection with either of the equity credit agreements; (v) the ratification of the issuance of shares of a series of convertible preferred stock, and to approve the issuance of shares of the Company's common stock in excess of 19.99 percent of the then-outstanding shares, if required in connection with the conversion of the preferred stock; (vi) the ratification of an amendment to the Company's Stock Incentive Plan to increase the number of options issuable thereunder and to allow holders of more than 10% of the Company's stock to participate in the Stock Incentive Plan; (vii) the ratification of the appointment of Grant Thornton LLP as the Company's independent accountants; and
(viii) any other business as may properly come before the meeting or any adjournments thereof. The official Notice of Meeting, Proxy Statement and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the accompanying Proxy Statement.

         Regardless of your plans for attending in person, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, you are urged to complete, sign and mail the enclosed proxy card as soon as possible.

                                Sincerely,


                                /s/ Timothy C. Moses

                                Timothy C. Moses
                                Chairman, President and Chief Executive Officer

                          BIOSHIELD TECHNOLOGIES, INC.
                             5655 Peachtree Parkway
                             Norcross, Georgia 30092

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD OCTOBER 31, 2000


To the Stockholders of BioShield Technologies, Inc.:


         Notice if hereby given that the Annual Meeting of Stockholders of BioShield Technologies, Inc. (the "Company") will be held at , Atlanta, Georgia on Tuesday, October 31, 2000, at a.m., Atlanta time, for the following purposes:


         1.       To elect five directors to serve on the Board of Directors;

         2. To amend the Company's Articles of Incorporation and Bylaws to provide that holders of 10 percent or more of the Company's capital stock may call a special meeting of shareholders and to eliminate certain "fair price" requirements enacted by the Company pursuant to Georgia law;

         3. To ratify the issuance of common stock of Electronic Medical Distribution, Inc. ("eMD"), a subsidiary of the Company (which common stock, under certain circumstances, may be exchanged for common stock of the Company) and certain related warrants to purchase shares of common stock of the Company, and to approve the issuance of shares of common stock of the Company in excess of 19.99 percent of the then-outstanding shares, if required in connection with the exchange of the eMD common stock for common stock of the Company and the exercise of such warrants;

         4. To ratify, as separate matters, two equity credit agreements, under which shares of common stock of the Company may be issued from time to time, and to approve the issuance of shares of common stock of the Company in excess of 19.99 percent of the then-outstanding shares, if required in connection with either of the equity credit agreements;

         5. To ratify the issuance of shares of a series of convertible preferred stock, and to approve the issuance of shares of common stock of the Company in excess of 19.99 percent of the then-outstanding shares, if required in connection with the conversion of the preferred stock;

         6. To ratify amendments to the Company's Stock Incentive Plan to increase the number of shares reserved for issuance thereunder from 400,000 shares to 2,000,000 shares, and to allow holders of more than 10% of the Company's stock to participate in the Stock Incentive Plan;

         7. To ratify the appointment of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending June 30, 2000; and

         8. To transact such other business as may properly come before the meeting and any adjournment thereof.

         The Board of Directors has fixed the close of business on October [ ], 2000 as the record date for determining the stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. A list of such stockholders will be open to examination of any stockholder at the Company's offices at 5655 Peachtree Parkway, Norcross, Georgia 30092 during ordinary business hours, for a period of at least ten days prior to the meeting. All stockholders are cordially invited to attend the Annual Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Scott Parliament

                                    Secretary


Norcross, Georgia

October ___, 2000


                                    IMPORTANT

         TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY.

                          BIOSHIELD TECHNOLOGIES, INC.
                                 PROXY STATEMENT

                                TABLE OF CONTENTS


INCORPORATION OF DOCUMENTS BY REFERENCE.....................
PROPOSAL ONE -- ELECTION OF DIRECTORS.......................
MANAGEMENT
  Directors, Executive Officers and Significant Employees...
  Board Committees..........................................
  Meetings and Attendance...................................
  Executive Compensation....................................
  Employment Agreements.....................................
  Indemnification of Officer and Directors...............
  Stock Option Plans........................................
CERTAIN TRANSACTIONS........................................
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....
PROPOSAL TWO --AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION
  AND BY-LAWS...............................................
PROPOSAL THREE -- TO RATIFY THE ISSUANCE OF SHARES OF COMMON
  STOCK OF EMD AND RELATED WARRANTS, AND TO APPROVE THE ISSUANCE OF COMMON STOCK IN EXCESS OF 19.99 PERCENT OF THE OUTSTANDING
  SHARES....................................................
PROPOSAL FOUR -- TO RATIFY TWO EQUITY CREDIT AGREEMENTS, AND
  TO APPROVE THE ISSUANCE OF COMMON STOCK IN EXCESS OF 19.99
  PERCENT OF THE OUTSTANDING SHARES..........................
PROPOSAL FIVE -- TO RATIFY THE ISSUANCE OF SHARES OF A SERIES OF CONVERTIBLE
  PREFERRED STOCK, AND TO APPROVE THE ISSUANCE OF COMMON STOCK IN EXCESS OF
  19.99 PERCENT OF THE OUTSTANDING
  SHARES....................................................
PROPOSAL SIX -- TO RATIFY AMENDMENTS to THE STOCK INCENTIVE
  PLAN......................................................
PROPOSAL SEVEN -- TO RATIFY THE APPOINTMENT OF ACCOUNTANTS ...
BENEFICIAL OWNERSHIP OF COMMON STOCK........................
OTHER BUSINESS TO BE TRANSACTED.............................

EXHIBITS

 Appendix "A" -- Proposed Amended and Restated Articles of
         Incorporation.................................................         A-1
 Appendix "B" -- Proposed Amended and Restated By-Laws .............            B-1
 Appendix "C" -- Form of Securities Purchase Agreement..............            C-1
 Appendix "D" -- Form of Registration Rights Agreement .............            D-1
 Appendix "E" -- Form of Warrant Agreement..........................            E-1
 Appendix "F" -- Private Equity Credit Agreement....................            F-1
 Appendix "G" -- Equity Line Registration Rights Agreement..........            G-1
 Appendix "H" -- Private Equity Credit Agreement....................            H-1
 Appendix "I" -- Equity Line Registration Rights Agreement..........            I-1
 Appendix "J" -- Warrant Agreement..................................            J-1
 Appendix "K" -- Amended and Restated Articles of Incorporation.....            K-1
 Appendix "L" -- Warrant Agreement..................................            L-1
 Appendix "M" -- Amended And Restated 1997 Stock Incentive Plan ....            M-1

                          BIOSHIELD TECHNOLOGIES, INC.
                             5655 Peachtree Parkway
                             Norcross, Georgia 30092

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS


                           TO BE HELD OCTOBER 31, 2000


                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES


         This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being furnished, on or about October __, 2000, to the stockholders of BioShield Technologies, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Tuesday, October 31, 2000 at 9:00 a.m. Eastern Standard Time at , Atlanta, Georgia, and any adjournment thereof.

         If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED: (i) "FOR" PROPOSAL ONE TO ELECT FIVE NOMINEES TO SERVE ON THE BOARD OF DIRECTORS FOR THE TERMS SPECIFIED HEREIN AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED; (ii) "FOR" PROPOSAL TWO TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION AND BYLAWS TO PROVIDE THAT HOLDERS OF 10 PERCENT OR MORE OF THE COMPANY'S CAPITAL STOCK MAY CALL A SPECIAL MEETING OF SHAREHOLDERS AND TO ELIMINATE CERTAIN "FAIR PRICE" REQUIREMENTS ENACTED BY THE COMPANY PURSUANT TO GEORGIA LAW; (iii) "FOR" PROPOSAL THREE TO RATIFY THE ISSUANCE OF COMMON STOCK OUR EMD SUBSIDIARY (WHICH COMMON STOCK, UNDER CERTAIN CIRCUMSTANCES, MAY BE EXCHANGED FOR COMMON STOCK OF THE COMPANY) AND RELATED WARRANTS, AND TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY IN EXCESS OF 19.99 PERCENT OF THE THEN-OUTSTANDING SHARES, IF REQUIRED IN CONNECTION WITH THE EXCHANGE OF THE EMD COMMON STOCK AND THE EXERCISE OF THE WARRANTS; (iv) "FOR" PROPOSAL FOUR TO RATIFY, AS SEPARATE MATTERS, TWO EQUITY CREDIT AGREEMENTS, UNDER WHICH SHARES OF COMMON STOCK OF THE COMPANY MAY BE ISSUED FROM TIME TO TIME, AND TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY IN EXCESS OF 19.99 PERCENT OF THE THEN-OUTSTANDING SHARES, IF REQUIRED IN CONNECTION WITH EITHER OF THE EQUITY CREDIT AGREEMENTS; (v) "FOR" PROPOSAL FIVE TO RATIFY THE ISSUANCE OF SHARES OF A SERIES OF CONVERTIBLE PREFERRED STOCK, AND TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY IN EXCESS OF 19.99 PERCENT OF THE THEN-OUTSTANDING SHARES, IF REQUIRED IN CONNECTION WITH THE CONVERSION OF THE PREFERRED STOCK; (vi) "FOR" PROPOSAL SIX TO RATIFY AN AMENDMENT TO THE COMPANY'S STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER FROM 400,000 SHARES TO 2,000,000 SHARES, AND TO ALLOW HOLDERS OF MORE THAN 10% OF THE COMPANY'S STOCK TO PARTICIPATE IN THE STOCK INCENTIVE PLAN, AND (vii) "FOR" PROPOSAL SEVEN TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2000. If any other matters are properly brought before the Annual Meeting, proxies will be voted in the discretion of the proxy holders. The Company is not aware of any such matters that are proposed to be presented at the Annual Meeting.

         The cost of soliciting proxies in the form enclosed herewith will be borne entirely by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers and regular employees of the Company, without extra remuneration, by personal interviews, telephone, fax, email or otherwise. The Company will request persons, firms and corporations holding shares in their name or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

         The securities that may be voted at the Annual Meeting consist of shares of Common Stock, no par value, of the Company (the "Common Stock"). Each outstanding share of Common Stock entitles its owner to one vote on each matter as to which a vote is taken at the Annual Meeting. The close of business on _________________, 2000, has been fixed by the Board of Directors as the record date (the "Record Date") for determination of stockholders entitled to vote at the Annual Meeting. On the Record Date, __________________ shares of Common Stock were outstanding and entitled to vote. The presence, in person or by proxy, of at least a majority of the shares of Common Stock issued and outstanding and entitled to vote on the Record Date is necessary to constitute a quorum at the Annual Meeting.

         Assuming the presence of a quorum at the Annual Meeting: (a) a plurality of the votes present in person or represented by proxy and entitled to vote is required for approval of Proposal One, to elect five directors; (b) the affirmative vote of a majority of the outstanding shares of Common Stock is required to approve Proposal Two, to amend the Company's Articles of Incorporation and Bylaws to provide that holders of 10 percent or more of the Company's capital stock may call a special meeting of shareholders, and to eliminate certain "fair price" requirements enacted by the Company pursuant to Georgia law; (c) a majority of the total votes cast on the proposal is required for approval of Proposals Three, Four and Five, to ratify the issuance of common stock of our eMD subsidiary (which common stock, under certain circumstances, may be exchanged for Common Stock) and related warrants, and to approve the issuance of shares of Common Stock in excess of 19.99 percent of the then-outstanding shares, if required in connection with the exchange of the eMD common stock for Common Stock; to ratify, as separate matters, two equity credit agreements, under which shares of Common Stock may be issued from time to time, and to approve the issuance of shares of Common Stock in excess of 19.99 percent of the then-outstanding shares, if required in connection with either of the equity credit agreements; and to ratify the issuance of shares of a series of convertible preferred stock, and to approve the issuance of shares of Common Stock in excess of 19.99 percent of the then-outstanding shares, if required in connection with the conversion of the preferred stock; and (d) the affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote is required to approve Proposals Six and Seven, to ratify an amendment to the Company's Stock Incentive Plan to increase the number of shares reserved for issuance thereunder from 400,000 shares to 2,000,000 shares and to allow holders of more than 10% of the Company's stock to participate in the Stock Incentive Plan; and to ratify the appointment of the Company's independent accountants. Unless otherwise required by law or the Company's Articles of Incorporation or Bylaws, any other matter put to a stockholder vote will be decided by the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

         Abstentions and broker non-votes will be treated as shares that are present, in person or by proxy, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. As a result, abstentions and broker non-votes will have the same effect as a vote "against" Proposals Two, Six and Seven. Abstentions and broker non-votes on other Proposals will not have any effect on the approval of those Proposals.

         The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. Stockholders may, however, revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL
              OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.


                    INCORPORATION OF DOCUMENTS BY REFERENCE

         A copy of the Company's most recent Annual Report to Security Holders for the fiscal year ended June 30, 2000 accompanies this Proxy Statement. The Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000 filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") is hereby incorporated by reference in this Proxy Statement.

         All documents filed by the Company pursuant to Section 13(a), 13(c), 14, or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting to which this Proxy Statement relates shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the date of filing of such documents.

         Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement except as so modified or superseded.

         THIS PROXY STATEMENT INCORPORATES BY REFERENCE DOCUMENTS THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON, A COPY OF ANY OR ALL OF THE FOREGOING DOCUMENTS INCORPORATED HEREIN BY REFERENCE (OTHER THAN EXHIBITS TO SUCH DOCUMENTS THAT ARE NOT SPECIFICALLY INCORPORATED HEREIN BY REFERENCE). WRITTEN REQUESTS FOR SUCH DOCUMENTS RELATING TO THE COMPANY SHOULD BE DIRECTED TO CORPORATE COMMUNICATIONS AND INVESTOR RELATIONS, BIOSHIELD TECHNOLOGIES, INC., 5655 PEACHTREE PARKWAY, NORCROSS, GEORGIA 30092; AND TELEPHONE REQUESTS MAY BE DIRECTED TO CORPORATE COMMUNICATIONS AND INVESTOR RELATIONS AT (770) 246-2024. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUESTS SHOULD BE MADE BY OCTOBER ___, 2000.

         You may read and copy any reports, statements, or other information that the Company files at the Commission's public reference rooms in Washington, D.C.; New York, New York; and Chicago, Illinois. Please call the Commission at 1-800-Commission-0330 for further information on the public reference rooms. The Company's public filings are also available to the public from commercial document retrieval services and at the Commission at "http:\www.sec.gov."

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The Company's Articles of Incorporation provide that the Board of Directors will consist of no less than three, or more than twenty-one, directors. The Board of Directors currently consists of five directors, divided into three classes, which each serve a three year term. At the Annual Meeting, you will elect one director whose term will expire in 2001, two directors whose term will expire in 2002 and two directors whose terms will expire in 2003. The current directors are Martin Savarick, Carl T. Garner, Edward U. Miller, Tim Moses and Hugh R. Lamle. The Board of Directors has nominated the current directors for re-election.

         Unless otherwise instructed on the proxy, properly executed proxies will be voted for the election of the Board's nominees as directors. The Board of Directors believes that these nominees will stand for reelection and will serve if elected. However, if any of the nominees fails to stand for reelection or is unable to accept election, proxies will be voted by the proxy holders for the election of other people nominated by the Board of Directors.

         The following table sets forth information regarding the BioShield board of director's nominees for election as director:

                  Name and age as of the annual meeting                         Present position with BioShield
                  -------------------------------------                         -------------------------------
         Nominee for the term expiring in 2001
              Martin Savarick....................................     61     Director
         Nominees for the term expiring in 2002
              Carl T.  Garner....................................     51     Director, member of the Audit and
                                                                             Compensation Committee
              Edward U. Miller ..................................     36     Director
         Nominee for the term expiring in 2003
              Timothy C.  Moses..................................     43     Chairman of the Board, President,
                                                                             Chief Executive Officer and Director
              Hugh R. Lamle......................................     55     Director

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                          OF ITS NOMINEES FOR DIRECTOR.


                                   MANAGEMENT

DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

         The following table sets forth certain information regarding the directors, executive officers, and significant employees of the Company:

          NAME                                            AGE     POSITION
          ----                                            ---     --------
          Timothy C. Moses.......................         43      Chairman of the Board, President,
                                                                  Chief Executive Officer and Director

          Carl T. Garner.........................         51      Director, Member of the Audit and
                                                                  Compensation Committees


          Edward U. Miller.......................         36      Director and Chief Operating Officer of
                                                                  Bioshield

          Martin Savarick........................         61      Director, Member of the Audit and
                                                                  Compensation Committees

          Hugh R. Lamle..........................         55      Director, Member of the Audit and
                                                                  Compensation Committees

          Geoffrey L. Faux.......................         44      President of eMD.com

          Scott Parliament.......................         43      Chief Financial Officer, Treasurer and
                                                                  Secretary

         Mr. Timothy C. Moses, a director and founder, is the Company's Chairman, President, and Chief Executive Officer. For over a decade, Mr. Moses has been an independent businessman and entrepreneur. His career has spanned from sales and marketing to Director of Securities and Investment. He has developed knowledge in the chemical and chemical siloxane industry and business since leaving his former employer, Dow Corning Corporation in 1986, where he acted as liaison between management and technical sales in the role of new product planning and launches. As President of his former company, DCI, Inc., a silicone and siloxane based technology Company, Mr. Moses was instrumental in seeking and raising of investment capital as well as Director of Marketing and Sales to clients on a direct basis. Mr. Moses co-developed a new antimicrobial silicone based coating system for textile applications and coordinated sales from the European Economic Community countries to the United States. Mr. Moses is also a co-inventor of three inventions for which patent applications have been granted the Company on its core antimicrobial technologies. Mr. Moses is a graduate of a division of Georgia Institute of Technology where he received his B.S. degree in 1980.

         Carl T. Garner has been a director of the Company since 1996. Since 1995, Mr. Garner has been a partner in Garner and Nevins (a division of Nevins Marketing Group, Inc.), a promotional and advertising agency based in Atlanta, Georgia. Mr. Garner received a B.S. in Business/Accounting from Jacksonville State University in 1969, a masters degree in Management from Georgia College in 1977, and a masters degree in Business Administration from Jacksonville State University in 1978.

         Martin Savarick joined the Board of Directors in 2000. He is currently president of Savarick Consulting Group, Inc., a marketing and management consulting firm. He has been the chairman of the board, president, and chief executive officer of two publicly traded companies -- Beacon Photo Service, Inc. and Imprint Products, Inc. Both companies dealt with retail customers throughout the United States exclusively on a mail-order basis. The companies employed various innovative marketing techniques to advertise and sell its products. Mr. Savarick also served as president of a fund raising organization and of a direct mail marketing consulting firm. He graduated from Rider University in 1960 with a degree in marketing.

         Edward U. Miller joined the Board of Directors in January 2000 and became Chief Operating Officer of the Company in September 2000. Mr. Miller was the chief operating officer of Summit Marketing Services, a fully integrated marketing company serving many Fortune 500 clients. Prior to Summit, Mr. Miller was an investment banker with First Union Securities and Merrill Lynch focusing on mergers and acquisitions. Before Mr. Miller's career in investment banking, he was a tactical jet pilot in the U.S. Navy, where he served in the Persian Gulf. Mr. Miller has a bachelor of science degree in mathematics from the U.S. Naval Academy and a masters degree in business administration from Harvard Business School.

         Hugh. R Lamle joined the Board of Directors in 2000. Mr. Lamle is executive vice president and a principal of M.D. Sass Investor Services, Inc., and is a registered investment advisor. He is also president, chief investment officer and chief executive officer of Chase and MD Sass Partners, a joint venture between Chase Manhattan Bank and M.D. Sass Investors. He is also a director of coolsavings.com, a publicly traded incentive marketing company. Mr. Lamle holds a bachelor of arts in political science and economics and a masters degree in business administration in finance and investments from Baruch College of the City University of New York.

         Scott Parliament joined the Company as its chief financial officer in 2000. Mr. Parliament has a 20-year track record of working with development stage public companies, including internet start-ups. Mr. Parliament has been the president of Internet Affinity Groups, Inc., which facilitates web-based marketing solutions for affinity groups, and interim chief financial officer of Consumer Financial Network, an internet financial products integrator and subsidiary of iXL. Mr. Parliament has also held senior positions with Parlon Ventures, Ltd., National Steel Service Center Inc. and BDO Seidman. He received his bachelor of science degree in accounting from Ferris State University in 1980 and became a certified public accountant in 1984.

         Geoffrey Faux was hired as the President of eMD in 2000. In that role, he has responsibility for all eMD day-to-day operations, as well as implementation of eMD's business plans and strategy. Prior to joining eMD, Mr. Faux was the president of Orthodontic Centers of America, a New York stock exchange listed company. Mr. Faux also brings several years of investment banking experience to his post, including responsibility as a director of Prudential Securities southeast investment banking group. Mr. Faux received his masters degree in business administration from the University of Chicago.

         The Company's directors are divided into three classes which serve staggered three-year terms or until their successors have been duly elected and qualified. Currently, Martin Savarick is serving as a Class I director, Carl T. Garner and Edward U. Miller are serving in Class II, and Hugh Lamle and Timothy
C. Moses are serving as Class III directors. The Company currently pays directors who are not employees of the Company a fee of (i) $1,000 per regularly scheduled Board meeting attended (or $250 for participation in a regularly scheduled Board meeting by conference telephone) and (ii) $12,000 annually. The Company also reimburses all directors for their expenses in connection with their attendance at such meetings.

         Officers are elected at the first meeting of the Board of Directors following the stockholders meeting at which directors are elected, and officers serve at the discretion of the Board of Directors. Each executive officer of the Company was chosen by the Board of Directors and serves at the pleasure of the Board of Directors until his or her successor is appointed or until his or her earlier resignation or removal. There are no family relationships between any of the directors or executive officers of the Company.

BOARD COMMITTEES

         The board of directors has two standing committees. The Audit Committee recommends the Company's independent auditors and reviews the results and scope of audit and other accounting-related services provided by the auditors. Currently, Mr. Garner, Mr. Savarick and Mr. Lamle are members of the Audit Committee. Mr. Garner, Mr. Savarick and Mr. Lamle are also members of the board's Compensation Committee, which administers the stock option and incentive plans as well as other executive compensation matters.

MEETINGS AND ATTENDANCE

         The full Board of Directors met ____ times and the Audit Committee _____ times during the fiscal year ending June 30, 2000. All of the directors attended at least 75% of the meetings of the full Board of Directors and, as to the members of committees of the Board, at least 75% of the meetings of such committees, during the fiscal year ending June 30, 2000.

EXECUTIVE COMPENSATION

         The following table sets forth for the three years ended June 30, 2000, compensation paid by the Company to its Chairman of the Board, Chief Executive Officer, and Director, its former Co-Chairman of the Board, Senior Vice President, and Director, Vice President of Sales and Marketing, and the President of its eMD subsidiary. None of the Company's other executive officers had annual compensation in excess of $100,000 for services rendered during any of the three years ended June 30, 2000, 1999 or 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM COMPENSATION
                                                                              ---------------------------------------
                                                                                         AWARDS
                                                                              ---------------------------
                                             ANNUAL COMPENSATION                                             PAYOUT
                              -----------------------------------------------                              ----------
                                                                     OTHER      RESTRICTED   SECURITIES
                                                                    ANNUAL         STOCK     UNDERLYING       LTIP       ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR       SALARY       BONUS    COMPENSATION     AWARDS    OPTIONS/SARS     PAYOUTS   COMPENSATION
---------------------------   --------  ----------- ----------- ------------- ------------ --------------  ----------  -------------
Timothy C. Moses...........     2000      250,000        --         18,600          --                         --           --
  Co-Chairman of the Board,     1999      140,000        --         10,000          --           150,000       --           --
  President, Chief Executive    1998      120,000        --             --          --                --       --           --
  Officer and Director
Jacques Elfersy............     2000      250,000        --         18,600          --                         --           --
  Former Co-Chairman of the     1999      140,000        --         10,200          --           150,000       --           --
  Board, Executive, Vice        1998      120,000        --             --          --                --       --           --
  President, and Director

EMPLOYMENT AGREEMENTS

         The Company has entered into an Employment Agreement, dated January 1, 1998, with Mr. Moses. The agreement has an initial term commencing January 1, 1998, and expiring December 31, 2003. However, the remaining term of the agreement will be extended automatically for one year on each July 1, beginning July 1, 2001, so that the agreement expires three (3) years from such date, unless either party notifies the other party in writing of an intent not to renew at least ninety (90) days prior to the applicable July 1st. Under the agreement, Mr. Moses is required to devote his full business time to the affairs of the Company. The agreement also contains certain non-compete provisions, which provisions a state court may determine not to enforce or only to partially enforce.

         The agreement currently provides for a base salary at the rate of $250,000. The base salary is then subject to increase, but not decrease, as of January 1 of each year during the term of the agreement as determined by the Company's Board of Directors. The agreement also provides for an annual performance bonus based upon a matrix of dollar sales levels and dollar before-tax profitability. Cells within the matrix represent specific combinations of sales and profits, with performance falling within a particular cell resulting in a bonus expressed as a percent of base salary. This matrix, which allows for bonuses running from 0% to 150% of base salary, is constructed to reward the executive for reaching specific combinations of sales and profit levels with higher sales and profit resulting in a larger bonus. The maximum amount paid pursuant to the matrix cannot exceed $50,000 per year.

         In addition, the agreement provides a severance package in the event the executive is terminated other than for cause (as defined) or the executive terminates his agreement for good reason (as defined) an amount equal to the sum of (A) the greater of two (2) years of the base salary applicable to the executive on the date of termination or the base salary (assuming no increases) payable for remaining term of his agreement assuming no termination, plus (B) two (2) times the average of the annual bonuses paid or payable to the executive during the term of his agreement, payable in six (6) equal, consecutive monthly installments commencing no later than thirty (30) days after the date of termination. In addition, all outstanding options, stock grants, share of restricted stock or any other equity, incentive compensation shall be and become fully vested and nonforfeitable and the executive and the executive's family will be entitled to receive welfare plan benefits (other than continued group long-term disability coverage) generally available to executives with comparable responsibilities or positions for a period of two (2) years from the date of termination at the same cost to the executive as is charged to such executives from time to time for comparable coverage.

         eMD has entered into an employment agreement with Geoffrey Faux, the President of eMD. The agreement has a three year term through April, 2003, and provides for an annual salary of $ 250,000, as well as a bonus that is dependent upon the financial performance of eMD and the achievement of certain other milestones related to the development of eMD. The agreement requires Mr. Faux to devote all of his business time to the affairs of eMD, and contains certain non-compete and non-solicitation provisions which a state court may determine not to enforce or only partially enforce. In addition, the agreement provides for the grant of a number of incentive stock options to purchase the common stock of eMD, as well as a severance package requiring eMD to pay Mr. Faux his then-current salary for as long as one year following his termination without cause by the Company (as that term is defined in the agreement).

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Company's bylaws provide for the Company to indemnify each director and officer of the Company against liabilities imposed upon him (including reasonable amounts paid in settlement) and expenses incurred by him in connection with any claim made against him or any action, suit or proceeding to which he may be a party by reason of his being or having been a director or officer of the Company. The Company has also entered into indemnification agreements with each officer and director pursuant to which the Company will, in general, indemnify such persons to the maximum extent permitted by the Company's bylaws and the laws of the State of Georgia against any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred in connection with any actual or threatened action or proceeding to which such director or officer is made or threatened to be made a party by reason of the fact that such person is or was a director or officer of the Company. The foregoing provisions may reduce the likelihood of derivative litigation against directors and may discourage or deter shareholders or management from suing directors for breaches of their duty of care, even though such an action, if successful, might otherwise benefit the Company and its shareholders.

         Insofar as indemnification of liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing provisions, or otherwise, the Company has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the Company in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

STOCK OPTION PLANS

         In December 1997, the Board of Directors adopted and the shareholders of the Company approved the 1997 Stock Incentive Plan (the "Incentive Plan"). The Incentive Plan was amended by the Board of Directors in December 1998 to increase the number of shares which could be issued thereunder to 1,200,000, and subsequently amended by the Board of Directors to further increase the number of shares issuable thereunder to 2,000,000. In May 1999, the Company registered the shares subject to the Incentive Plan with the Commission on Form S-8. The Board of Directors and shareholders approved the 1996 Directors Stock Option Plan (the "Director Plan") in 1996 and amended the Director Plan in December 1998.

         Terms of Incentive Plan. The Incentive Plan provides the Company with increased flexibility to grant equity-based compensation to key employees, officers and consultants of the Company. The purpose of the Incentive Plan is to: (i) provide incentives to stimulate individual efforts toward the Company's long-term growth and profitability; (ii) encourage stock ownership by officers, key employees and consultants by enabling them to acquire a proprietary interest in the Company in the form of shares of Common Stock or to receive compensation based on appreciation in the value of the Common Stock; and (iii) provide a means of obtaining, rewarding and retaining key personnel. The Company has reserved 2,000,000 shares of Common Stock for issuance pursuant to awards that may be made under the Incentive Plan. Employee stock option transactions for the year ended June 30, 2000 are summarized as follows:

                                            Year ended
                                           June 30, 2000
                                     ---------------------------
                                     Shares     Weighted Average
                                                    price
   Outstanding, beginning of
     year                             820,000         $   5.87
   Granted                            173,500            10.56
   Exercised                         (153,000)            4.15
   Forfeited                         (200,000)            6.30
                                     --------         --------

   Outstanding, end of year           640,500         $   7.41
                                     ========         ========

         The nature, terms and conditions of awards under the Incentive Plan will be determined by the Compensation Committee of the Board of Directors. The members of the Compensation Committee are selected by the Board of Directors. The current members of the Compensation Committee are Messrs. Garner, Savarick and Lamle. The Incentive Plan permits the Compensation Committee to make awards of Common Stock, incentive or non-qualified stock options with the following terms and conditions:

         Terms and Conditions of all Stock Incentives. The number of shares of Common Stock as to which a stock incentive may be granted will be determined by the Compensation Committee in its sole discretion. Each stock incentive will either be evidenced by a stock incentive agreement or stock incentive program, in each case containing such terms, conditions and restrictions as the Compensation Committee may deem appropriate. Stock incentives are not transferable or assignable except by will or by the laws of descent and distribution and are exercisable only by the recipient during his or her lifetime or by the recipient's legal representative in the event of the recipient's death or disability.

         Stock Awards. The number of shares of Common Stock subject to a stock award and restrictions or conditions on such shares, if any, will be determined by the Compensation Committee. The Compensation Committee may require a cash payment from the recipient in an amount no greater than the aggregate fair market value of the shares of Common Stock awarded, as determined at the date of grant.

         Options. Options may be either incentive stock options, as described in
Section 422 of the Code, or non-qualified stock options. The exercise price of each option will be determined by the Compensation Committee and set forth in a stock incentive agreement but may not be less than the fair market value of the Common Stock on the date the option is granted. The exercise price for an incentive stock option may not be less than 110% of the fair market value of the Common Stock on the date the option is granted. The exercise price may not be changed after the option is granted, and options may not be surrendered in consideration of, or exchanged for, a grant of a new option with a lower exercise price. Incentive stock options will expire 5 years after the date of grant. Non-qualified stock options will expire on the date set forth in the respective stock incentive agreement. Payment for shares of Common Stock purchased upon exercise of a option may be made in any form or manner authorized by the Compensation Committee in the stock incentive agreement or by amendment thereto. In the event of a recipient's termination of employment, the option or unexercised portion thereof will expire no later than three months after the date of termination, except that in the case of the recipient's death or disability, such period will be extended to one year. The Compensation Committee may set forth longer time limits in the stock incentive agreement, although in such cases incentive stock option treatment will not be available under the Code.

         Termination and Amendment of the Incentive Plan. The Board of Directors may amend or terminate the Incentive Plan without stockholder approval at any time; provided, however, that the Board may condition any amendment on the approval of the stockholders if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a stock incentive may adversely affect the rights of a holder under the terms of that stock incentive. The Incentive Plan was amended by the board in December of 1998 to increase the total number of shares that may be issued to 1,200,000 and to permit 5% or more shareholders/officers to participate in the plan, and subsequently amended by the board in June 2000 to increase the total number of shares that may be issued to 2,000,000.

         Director Plan. The purpose of the Director Plan is to provide an incentive to outside directors and members of the Company's advisory board for continuous association with the Company and to reinforce the relationship between participants' rewards and shareholder gains. The Company has reserved 1,000,000 shares of Common Stock pursuant to awards that may be made under the Director Plan. Awards of options for 10,000 shares of Common Stock have been issued by the Company in fiscal 1999; options for 120,000 shares of Common Stock were issued by the Company in fiscal 1998; and options for 120,000 shares of Common Stock were issued by the Company in 1996. Pursuant to the Director Plan, options vest in three stages, 20,000 shares at date of grant and 20,000 shares on the first and second anniversary of the date of the stock option agreement. 210,000 of such options are currently exercisable pursuant to the director plan.

                              CERTAIN TRANSACTIONS

         In June 1998, Timothy C. Moses and Jacques Elfersy contributed approximately $50,000 of capital to the Company. Subsequent to June 30, 1998, Messrs. Moses and Elfersy contributed an additional $325,000 of capital to the Company. Such contributions were funded by the private sale to accredited investors of 124,995 shares of Common Stock owned by such persons since 1995 at a purchase price of $3.00 per share.

         In January, March, and June 1998, Judith B. Turner, the mother-in-law of Timothy C. Moses, lent the Company $30,000, $25,000,and $25,000, respectively. The Company agreed to repay such sums to Mrs. Turner pursuant to three promissory notes, dated January 16, 1998, February 27, 1998, and June 5, 1998 (the "Notes"). The Notes were repaid by the Company from the proceeds of the Company's initial public offering.

         Upon consummation of the Company's initial public offering, Messrs. Moses and Elfersy received $307,133 in the aggregate from the Company representing repayment of accrued and unpaid salary due and payable by the Company to such persons for their employment for the period June 1995 through June 30, 1998.

         In May of 1999, the Board of Directors granted to each of Messrs. Moses and Elfersy five year fully vested options to purchase 2,250,000 shares of eMD at a price of $2.00 per share.

         Although the Company believes that the foregoing transactions were on terms no less favorable to the Company than would have been available from unaffiliated third parties in arm's length transactions, there can be no assurance that this is the case. The

Company will comply with Sections VII A and B of the NASAA Statement of Policy Regarding Loans and Other Material Affiliated Transactions, amended November 18, 1997, regarding future material affiliated transactions. Pursuant to these Sections, the Company represents that (i) all future material affiliated transactions and loans will be made or entered into on terms that are no less favorable to the Company than those that could be obtained from unaffiliated third parties and (ii) all future material affiliated transactions and loans, and any forgiveness of loans, will be approved by a majority of the Company's independent directors who do not have an interest in the transactions and who will have access, at the Company's expense, to the Company's counsel or to independent legal counsel. There can be no assurance, however, that future transactions or arrangements between the Company and its affiliates will be advantageous, that conflicts of interest will not arise with respect thereto or that if conflicts do arise, that they will be resolved in favor of the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equities securities, to file reports of ownership and changes in ownership with the Commission and the NASD. Officers, directors and greater than 10% stockholders are also required by Commission regulations to furnish the company with copies of all Section 16(a) forms they file.

         Based solely on its review of copies of the forms received by it, the Company believes that, during the period July 1, 1999, to June 30, 2000 all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with; except that in the case of the appointment of each of Mr. Edward U. Miller and Mr. Martin Savarick to the Board of Directors in January, 2000, required forms were not timely filed, and in Mr. Savarick's case, two acquisitions of shares were not timely reported by the filing of a required form. In addition, a required form was not timely filed in connection with the appointment of Scott Parliament as Chief Financial Officer.

                                  PROPOSAL TWO
              AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION
                                   AND BY-LAWS

         In connection with the Company's initial public offering of stock, and specifically the qualification of the sale of the Company's securities under the securities laws of California, the Company agreed to submit to its stockholders the following proposals to amend its articles and by-laws:

- to allow the holders of 10% or more of the outstanding shares of the Company's capital stock to call a special stockholders' meeting; and

- to eliminate the fair price requirements enacted by the Company pursuant to Georgia law. These fair price requirements encourage any person, before acquiring 15% or more of the outstanding Common Stock, to seek approval of the Company's Board of Directors for the terms of any contemplated business combination. One of the effects of these provisions is to prohibit any business combination with an interested stockholder for five years without obtaining the approval of the Board of Directors or the Company's stockholders.

         A copy of the proposed amendments to our articles of incorporation and by-laws are attached as Appendices A and B to this proxy statement.

         Tim Moses and Jacques Elfersy, substantial stockholders of the Company, have agreed to vote their shares in favor of this proposal. Approval of this proposal will require a majority vote of the Company's stockholders. In the event that this proposal is adopted, the Company may be more vulnerable to, among other things, a hostile takeover or other business combination or transaction that is not approved by the Company's Board of Directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL TWO.

                                 PROPOSAL THREE
           TO RATIFY THE ISSUANCE OF SHARES OF COMMON STOCK OF EMD AND
             RELATED WARRANTS, AND TO APPROVE THE ISSUANCE OF COMMON
           STOCK IN EXCESS OF 19.99 PERCENT OF THE OUTSTANDING SHARES

         In June 1999, the Company entered into a private placement agreement providing for the sale of up to $15,000,000 of common stock and warrants of eMD. As of the date of this proxy statement, we have sold $6,000,000 of eMD common stock and warrants under the private placement agreement. These shares of stock and warrants are exempt from registration under Regulation D of the Securities Act.

         Under the terms of the private placement agreements, the eMD stock is exchangeable for Common Stock, at the option of the holder, at a conversion price of $5.825 per share of eMD common stock. This amount represents 125% of the initial purchase price of $4.66 per share of eMD common stock. The number of shares of Common Stock into which the eMD stock is convertible is calculated based upon the average closing bid prices of the Common Stock for the twenty trading days immediately prior to notice of exercise of the conversion right. No holder of eMD stock is entitled to exchange an amount of that stock which would cause the total number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.9% of the outstanding shares of Common Stock following the conversion. In addition, any holder of eMD sock is not entitled to exchange more than 10% of the total number of shares of eMD sock issued to the holder, or any successor or assignee of the holder, in any thirty day period. The Company has the option to pay cash to the holders of eMD stock seeking to effect a conversion at a rate of $5.825 per share instead of issuing shares of Common Stock. The Company has the right, at any time, to redeem any or all of the eMD stock at a price of $5.825 per share, subject to specified conditions, including having cash, credit facilities or standby underwriting arrangements in place that are sufficient to pay the redemption price. Under the terms of the private placement agreements, the Company has filed a registration statement with the Commission registering up to one million shares of Common Stock that would be issuable upon the exchange of the eMD stock.

         The Company has the right to suspend the exchange of the eMD stock for Common Stock if eMD becomes and remains a reporting company under the Exchange Act and the shares of eMD stock have a trading price of $6.19 or more per share. The major agreements constituting the private placement agreement appear in this proxy statement as Appendices C, D and E.

         In certain cases, the NASD requires its members, including the Company, to get the approval of a majority of the total votes cast before the Company can issue Common Stock, or securities convertible into or exercisable for Common Stock, if the Common Stock issued would be more than 20% of the Common Stock outstanding, or would have more than 20% of the voting power outstanding before the issuance (the "NASD Rule"). If the holders of the eMD stock want to convert their stock into shares of Common Stock, and the Company is unable to issue all of the Common Stock as a result of the NASD Rule, the holders of the eMD stock have the option to rescind their election to convert the eMD stock, or to cause the Company to redeem the eMD stock for cash at a price of $5.825 per share. Under the terms of the agreements governing the issuance of the eMD stock, the Company agreed to submit for stockholder approval a proposal to ratify the issuance of the eMD stock and the shares of Common Stock issuable upon conversion of the eMD stock. If this proposal is not approved, the eMD stock will remain outstanding, but the holders of the eMD stock will not be able to convert the eMD stock into a number of shares representing more than 19.99% of the Common Stock outstanding before the execution of the private placement agreement unless the stockholders of the Company subsequently approve the issuance.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL THREE.


                                  PROPOSAL FOUR
           TO RATIFY TWO EQUITY CREDIT AGREEMENTS, AND TO APPROVE THE
               ISSUANCE OF COMMON STOCK IN EXCESS OF 19.99 PERCENT
                            OF THE OUTSTANDING SHARES

         In June 1999, the Company entered into a private equity credit agreement with an investor. Under the agreement, the investor has agreed to purchase shares of Common Stock during a 24-month period. During the term of the agreement, but no more frequently than once every 20 trading days, the Company may require the investor to purchase between $250,000 and $1.5 million of Common Stock until all the purchases total $10 million, subject to some conditions. To date, the Company has sold $2 million under the original terms of the agreement, which allowed the investor to purchase shares of Common Stock for 80% of the then market price for Common Stock. Any additional purchases of Common Stock by the investor will be at a purchase price equal to 90% of the average of the three lowest average closing bid and ask prices for the 10 trading days prior to the purchase. Under a related registration rights agreement, the Company has filed and agreed to maintain the effectiveness of a registration statement for the resale by the investor of the shares of any Common Stock it purchases under the agreement. If the Company fails to maintain the effectiveness of the registration statement, it may be required to pay penalties. This private equity credit agreement and the related registration rights agreement appear in this proxy statement as Appendices F and G.

         In June 2000, The Company entered into a similar private equity credit agreement with the investor. Under this agreement, the investor has agreed to purchase shares of Common Stock during a 24-month period. During the term of the agreement, but no more frequently than once every 20 trading days, the Company may require the investor to purchase between $250,000 and $5 million of Common Stock until all the purchases total $50 million. The purchase price for each share will equal 90% of the average of the closing bid and ask prices for the 10 trading days prior to each draw. Under a related registration rights agreement, the Company has agreed to file and maintain the effectiveness of a registration statement for the resale by the investor of the shares it purchases under the agreement. If, after the registration statement becomes effective, the Company fails to maintain its effectiveness, the Company may be required to pay penalties. In connection with the private equity credit agreement, we issued warrants to the investor to purchase up to 250,000 shares of Common Stock until June 14, 2005, at an exercise price of $18.92 per share, subject to adjustment under some circumstances. This private equity credit agreement, the related registration rights agreement and the warrant agreement appear in this proxy statement as Appendices H, I and J.

         Under the NASD Rule, the Company is required to secure the approval of a majority of the total votes cast before it can issue Common Stock, or securities convertible into or exercisable for Common Stock, if the Common Stock issued would be more than 20% of the Common Stock outstanding, or would have more than 20% of the voting power outstanding before the issuance. If this proposal is not approved, the Company may issue shares under each of the equity credit agreements, but it may not issue shares under either equity credit agreement representing more than 19.99% of the Common Stock outstanding before the execution of that equity credit agreement unless the stockholders of the Company subsequently approve the issuance.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL FOUR.


                                  PROPOSAL FIVE
                  TO RATIFY THE ISSUANCE OF SHARES OF A SERIES
      OF CONVERTIBLE PREFERRED STOCK, AND TO APPROVE THE ISSUANCE OF COMMON
           STOCK IN EXCESS OF 19.99 PERCENT OF THE OUTSTANDING SHARES

         On June 14, 2000, the Company completed a private placement for cash of $10 million principal amount of Series B Convertible Preferred Stock and warrants to purchase Common Stock. The preferred stock and warrants were exempt from registration under Regulation D of the Securities Act. Under the terms of the private placement agreements governing the issuance of the preferred stock and the warrants, the Company is required to file a registration statement with the Commission to register for resale up to 1,500,000 shares of Common Stock issuable upon conversion of the preferred stock and exercise of the warrants. The articles of amendment which describe the designations, preferences and rights of the preferred stock appear in this proxy statement as Appendix K, and the form of warrant agreement as Appendix L.

         The preferred stock is convertible into Common Stock until June 14, 2003, at the option of the holder, at a conversion price equal to a market conversion price that may not exceed $19.70. The market conversion price is 90% of the average of the closing bid and ask prices of the Common Stock during any 3 trading days during the 10 consecutive trading days immediately prior to the conversion date. The preferred stock is redeemable at the Company's option, at a price of 125% of its principal amount. The warrants entitle the investor to purchase a total of 79,281 shares of the Common Stock at the option of the holder until June 14, 2005, at an exercise price of $18.92 per share, subject to adjustment under some circumstances.

         Under the NASD Rule, the Company is required to secure the approval of a majority of the total votes cast before it can issue Common Stock, or securities convertible into or exercisable for Common Stock, if the Common Stock issued would be more than 20% of the Common Stock outstanding, or would have more than 20% of the voting power outstanding before the issuance. The shares of preferred stock are not convertible into Common Stock to the extent the number of shares of Common Stock issuable upon the conversion would exceed 19.99% of the shares of Common Stock outstanding as of the time of issuance of the preferred stock, unless the stockholders of the Company subsequently approve the issuance of the Common Stock. Under the terms of the agreements governing the issuance of the preferred stock and the warrants, the Company agreed to submit for stockholder approval a proposal to ratify the issuance of the preferred stock and the shares of Common Stock issuable upon conversion of the preferred stock.

         If all the shares of preferred stock were converted, and all the warrants exercised, as of _______, 2000, The Company would be required to issue approximately ______ shares of Common Stock, or approximately __% of the number of shares of Common Stock that would then be outstanding. The total number of shares of Common Stock issuable upon the conversion and exercise will vary, based upon the closing bid and ask prices of the Common Stock. If this proposal is not approved, the preferred stock will remain outstanding, but the holders of the preferred stock will not be able to convert the preferred stock into a number of shares representing more than 19.99% of the shares outstanding as of the time of issuance of the preferred stock, unless the stockholders of the Company subsequently approve the issuance.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL FIVE.

                                  PROPOSAL SIX
                TO RATIFY AMENDMENTS TO THE STOCK INCENTIVE PLAN

         The Board of Directors has adopted amendments to the Incentive Plan to increase the number of shares reserved for issuance pursuant to options granted under the Incentive Plan from 400,000 shares to 2,000,000 shares, and to allow holders of more than 10% of the outstanding shares of Common Stock to participate in the Incentive Plan. The Incentive Plan, as amended, appears in this proxy statement as Appendix "M" hereto, and is summarized on page XX of this proxy statement under "Stock Option Plans."

         The Incentive Plan provides the Company with increased flexibility to grant equity-based compensation to key employees, officers and consultants of the Company. The purpose of the Incentive Plan is to: (i) provide incentives to stimulate individual efforts toward the Company's long-term growth and profitability; (ii) encourage stock ownership by officers, key employees and consultants by enabling them to acquire a proprietary interest in the Company in the form of shares of Common Stock or to receive compensation based on appreciation in the value of the Common Stock; and (iii) provide a means of obtaining, rewarding and retaining key personnel.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL SIX.


                                 PROPOSAL SEVEN
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed Grant Thornton LLP as independent accountants to audit the consolidated financial statements of the Company for the fisca1 year beginning July 1, 1999. Stockholders are being asked to ratify this appointment. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL SEVEN.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information as of June 30, 2000 based upon information obtained from the persons named below, relating to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to own five percent or more of the outstanding Common Stock, (ii) each director of the Company, and (iii) all officers and directors of the Company as a group.

                                                                                            PERCENT
                                                                                             OWNED
NAME AND ADDRESS                                                                               OF
OF BENEFICIAL OWNER(1), (3)                                                      SHARES      CLASS
---------------------------                                                    ---------    -------
Timothy C. Moses(2)...................................................         1,662,930      19.8%

Jacques Elfersy(2)....................................................         1,407,013     16.75%

Carl T. Garner .......................................................             80,000        *

Martin Savarick.......................................................           233,291       2.8%
Edward U. Miller......................................................            10,000        *
Hugh R. Lamle.........................................................            10,000        *
All officers and directors as a group (6 persons).....................         3,403,234     40.51%

----------

    * Less than 1%

(1) A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the date of this annual report upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days from the date of this prospectus have been exercised as of June 30, 2000.

(2) Does not include 138,834 shares of Common Stock owned by each of the wives of Messrs. Moses and Elfersy for which each of them disclaim beneficial ownership.

(3) All Directors of the Company can receive mail and notifications at the Company's corporate headquarters address: 5655 Peachtree Parkway, Norcross, Georgia 30092.

                         OTHER BUSINESS TO BE TRANSACTED

         As of the date of this Proxy Statement, the Board of Directors knows of no other business that may come before the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is the intention of the proxy holders to vote or act in accordance with their best judgment with respect to such matters.



                                         By Order of the Board of Directors





                                         Secretary

Atlanta, Georgia

October ______, 2000

                                                                      APPENDIX A

                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                          BIOSHIELD TECHNOLOGIES, INC.

                                       I.

     The name of the Corporation is BioShield Technologies, Inc.

                                      II.

     (a) The Corporation hereby designates that the total number of shares of capital stock which the Corporation has authority to issue is 50,000,000, divided into 40,000,000 shares of "Common Stock," no par value, and 10,000,000 shares of capital stock, no par value, to be designated as "Preferred Stock."

     (b) Subject to any preferences of any Preferred Stock then outstanding, the shares of Common Stock shall have unlimited voting rights and shall be entitled to receive the net assets of the Corporation upon dissolution.

     (c) Subject to the provisions of these Articles of Incorporation and to the provisions of the Georgia Business Corporation Code (the "Corporation Code"), the Board of Directors may determine (i) the number, designation, preferences, limitations and relative rights of any class of shares of Preferred Stock and
(ii) the number, preferences, limitations and relative rights of one or more series of Preferred Stock within a class, prior to the issuance of any shares of such class or series. Any of the voting powers, preferences, rights, qualifications, limitations or restrictions of a class or series of Preferred Stock, or the holders thereof, may be made dependent upon facts ascertainable outside these Articles of Incorporation.

                                      III.

     (a) In discharging the duties of their respective positions and in determining what is believed to be in the best interests of the Corporation, the Board of Directors, committees of the Board of Directors, and individual directors, in addition to considering the effects of any action on the Corporation or its shareholders, may consider the interests of the employees, customers, suppliers and creditors of the Corporation and its subsidiaries, the communities in which offices or other establishments of the Corporation and its subsidiaries are located, and all other factors such directors consider pertinent; provided, however, that this paragraph shall be deemed solely to grant discretionary authority to the directors and shall not be deemed to provide to any constituency any right to be considered.

     (b) The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of the Board of Directors and shareholders:

          (i) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors;

          (ii) The Board of Directors shall consist of not less than three nor more than twenty-one directors. The exact number of directors shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the Board of Directors. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The first member of Class I shall be Michel M. Azran, the first member of Class II shall be Carl T. Garner, and the first member of Class III shall be Timothy
     C. Moses and Jacques Elfersy. The first directors serving as members of Class I shall hold office until the annual meeting of shareholders to be held in 1998, the first director serving as members of Class II shall hold office until the annual meeting of shareholders to be held in 1999, and the first directors serving as members of Class III shall hold office until the annual meeting of shareholders to be held in 2000. At each annual meeting of shareholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Directors shall serve until the expiration of their terms and until their successors have been elected and qualify, subject to the director's prior death, resignation, disqualification or removal from office. If the number of directors is changed in accordance with the terms of these Articles of Incorporation, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. Any vacancy on the Board of Directors that results from a newly created directorship, and any other vacancy occurring on the Board of Directors, shall be filled by the affirmative vote of a majority of the Board of Directors then in office, although less than a quorum, or by a sole remaining director. A director of any class elected by the Board of Directors to fill a vacancy shall hold office until the next annual meeting of shareholders. A director of any class elected by the shareholders to fill a vacancy shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director. The election of directors need not be by written ballot unless the Corporation's Bylaws so require.

     (c) The shareholders shall not have the right to remove any one or all of the directors except for cause and by the affirmative vote of the holders of at least 66 and 2/3% of the outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors ("Voting Stock") that are not beneficially owned (as defined in (h)(x) below) by any Interested Shareholder (as defined in (h)(iii) below). Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock that may be authorized in the future and issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of that class or series ("Preferred Stock Designation") as determined by the shareholders or by the Board of Directors, and such directors so elected shall serve annual terms and shall not be divided into classes except as expressly provided by the Preferred Stock Designation for that class or series.

     (d) In addition to the powers and authority herein or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the Corporation Code, these Articles of Incorporation and any Bylaws adopted by the shareholders; provided, however, that no Bylaws hereafter adopted by the shareholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

     (e) No action shall be taken by shareholders of the Corporation except at an annual or special meeting of shareholders of the Corporation or by unanimous written consent and the right of shareholders to act by less than unanimous written consent in lieu of a meeting is specifically denied. Unless otherwise prescribed by law, special meetings of shareholders, for any purpose or purposes, may be called only by (i) the Chairman of the Board of Directors of the Corporation, (ii) the President of the Corporation, (iii) the Secretary of the Corporation at the request in writing of a majority of the Board of Directors, or (iv) the Secretary of the Corporation at the request in writing of the holders of at least ten percent (10%) of the outstanding shares of Voting Stock.

     (f) The Board of Directors shall have concurrent power with the shareholders as set forth in these Articles of Incorporation to make, alter, amend, change, add to or repeal the Bylaws of the Corporation. The Board of Directors may amend the Bylaws of the Corporation upon the affirmative vote of the number of directors required, under the terms of the Bylaws, to take action of the Board of Directors; provided, however, that any amendment, addition or repeal of any provision of the Bylaws regarding indemnification of the directors, officers, employees or agents of the Corporation shall require the affirmative vote of a majority of the Disinterested Directors. Shareholders may not amend the Bylaws of the Corporation except upon the affirmative vote of the holders of at least 66 and 2/3% of the outstanding shares of Voting Stock that are not beneficially owned by any Interested Shareholder, except that the affirmative vote of the holders of only a majority of the outstanding Voting Stock shall be required to approve any amendment to the Bylaws approved by the Board of Directors if at least two-thirds ( 2/3) of the directors then in office are Disinterested Directors.

     (g) For purposes of this Article III:

          (i) The term "person" shall mean any individual, firm, group, corporation, partnership, association, trust or other entity (as such terms were used on July 15, 1997 for purposes of Regulation 13D-G under the 1934
     Act).

          (ii) The term "Interested Shareholder" shall mean:

             (A) any person (other than the Corporation, any Subsidiary or any employee benefit plan of the Corporation or any Subsidiary) who or which, together with its "Affiliates" and "Associates" (as such terms were defined on July 15, 1997 in Rule 12b-2 promulgated under the 1934
        Act) and any persons acting in concert with them, is the beneficial owner of fifteen percent (15%) or more of the outstanding shares of the Voting Stock;

             (B) any Affiliate, Associate, representative or person acting in concert with any person described in the foregoing subparagraph (iii)(A) of this Section (h);

             (C) any Affiliate of the Corporation that, at any time within the two-year period immediately prior to the date in question, was the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the Voting Stock; and

             (D) any person who is an assignee of, or has otherwise succeeded to, any shares of Voting Stock that were at any time within the two-year period immediately prior to the date in question, beneficially owned by any Interested Shareholder, if such assignment or succession occurred in the course of a transaction or series of transactions not involving a "public offering," within the meaning of the Securities Act of 1933, as amended. Without limitation, any person that has the right to acquire any shares of Voting Stock pursuant to any agreement, or upon exercise of conversion rights, warrants, or options, or otherwise, shall be deemed a beneficial owner of such shares for purposes of determining whether such person or group, individually or together with its Affiliates and Associates, is an Interested Shareholder, but the number of shares deemed to be outstanding pursuant to this Paragraph (iii) of Section (h) shall not include any other shares of Voting Stock that may be issuable pursuant to any agreement, arrangement, or understanding, or upon exercise of conversion rights, warrants, or options, or otherwise; provided, however, that the term "Interested Shareholder" shall not include any person who has beneficially owned, together with its Affiliates and Associates and any persons acting in concert with them, at least fifteen percent (15%) or more of the outstanding shares of the Voting Stock at all times since July 15, 1997.

          (iii) The term "Subsidiary" shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of an Interested Shareholder set forth in Paragraph (c) of this
     Section 6.2, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

          (iv) The term "Disinterested Director" shall mean any person who:

             (A) is not affiliated, associated or otherwise a representative of or acting in concert with an Interested Shareholder and who was a member of the Corporation's Board of Directors prior to the time the Interested Shareholder became an Interested Shareholder; or

             (B) any successor to a Disinterested Director who is not affiliated with an Interested Shareholder and who was (1) elected as a director or
        (11) recommended (and continued to be recommended at all times before such person's initial election as a director) for election as a director by the shareholders by a majority of the Board of Directors, if at least two-thirds ( 2/3) of the directors were Disinterested Directors at the time of such election or recommendation.

          (v) The term "beneficial owner" shall have the meaning set forth as of July 15, 1997 in Rule 13d-3 promulgated under the 1934 Act and a person shall "beneficially own" securities of which it is the beneficial owner;

     (h) In the event any paragraph (or portions thereof) of this Article III shall be found to be invalid, prohibited, or unenforceable for any reason, the remaining provisions (or portions thereof) of this Article III shall be deemed to remain in full force and effect and shall be construed as if such invalid, prohibited, or unenforceable provisions had been stricken herefrom or otherwise rendered inapplicable, it being the intent of the Corporation and its shareholders that each remaining provision (or portion thereof) of this Article III remain to the fullest extent permitted by law, applicable and enforceable as to all shareholders, including Interested Shareholders, notwithstanding any such finding.

     (i) A majority of the Board of Directors, if at least two-thirds ( 2/3) are Disinterested Directors, shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article III, including, without limitation,
(i) whether a person is an Interested Shareholder; (ii) the number of shares of Voting Stock beneficially owned by any person, and (iii) whether a person is affiliated, associated, a representative of or otherwise acting in concert with, another person.

     (j) Nothing contained in this Article III shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

                                      IV.

     (a) A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of duty of care or other duty as a director, except for liability (i) for any appropriation, in violation of his duties, of any business opportunity of the Corporation; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) of the types set forth in Section 14-2-832 of the Corporation Code; or (iv) for any transaction from which the director has derived an improper personal benefit. The provisions of this Article shall not apply with respect to acts or omissions occurring prior to the effective date of this Article.

     (b) Any repeal or modification of the provisions of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation with respect to any act or omission occurring prior to the effective date of such repeal or modification.

     (c) If the Corporation Code hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Corporation Code.

     (d) In the event that any of the provisions of this Article (including any provisions within a single sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law.

                                       V.

     The Corporation reserves the right to amend, alter or repeal any provision contained in these Articles of Incorporation. Amendments, alterations or repeals of any provision of these Articles of Incorporation other than Article III or this Article V shall be effected only by the affirmative vote of the holders of a majority of the shares entitled to vote thereon and of a majority of the shares of each class entitled to vote as a class thereon, as prescribed in the Corporation Code. Notwithstanding any other provisions of these Articles of Incorporation or the Corporation's Bylaws or any provision of law that otherwise might permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of stock required by law, by these Articles of Incorporation or by any Preferred Stock Designation, the provisions set forth in Article III or this Article V may not be amended, altered or repealed in any respect, and no provision may be added to these Articles of Incorporation limiting the effect of Article III or this
Article V, unless such action is approved by the affirmative vote of the holders of at least 66 and 2/3% of the outstanding Voting Stock, excluding from the number of shares deemed to be outstanding and from such vote on such amendment, alteration or repeal all shares owned beneficially by any Interested Shareholder; provided, however, that such special voting requirements shall not apply to, and such special votes shall not be required for, any amendment, alteration or repeal recommended by the Board of Directors if two-thirds ( 2/3) of the directors then in office are Disinterested Directors.

     IN WITNESS WHEREOF, the undersigned execute these Amended and Restated Articles of Incorporation.

                                            President

Attest:

Secretary

[SEAL]

                                                                      APPENDIX B

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                          BIOSHIELD TECHNOLOGIES, INC.

                        ADOPTED AS OF             , 2000

                                     BYLAWS
                                       OF
                          BIOSHIELD TECHNOLOGIES, INC.

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
ARTICLE I      OFFICES AND AGENT......................................   B-1
               Section 1.1    Registered Office and Agent.............   B-1
               Section 1.2    Other Offices...........................   B-1
ARTICLE II     SHAREHOLDERS' MEETINGS.................................   B-1
               Section 2.1    Place of Meetings.......................   B-1
               Section 2.2    Annual Meetings.........................   B-1
               Section 2.3    Special Meetings........................   B-1
               Section 2.4    Notice of Meetings......................   B-1
               Section 2.5    Voting Group............................   B-1
               Section 2.6    Quorum..................................   B-2
               Section 2.7    Vote Required for Action................   B-2
               Section 2.8    Voting of Shares........................   B-2
               Section 2.9    Proper Business at Annual Meetings......   B-2
               Section 2.10   Proxies.................................   B-3
               Section 2.11   Presiding Officer.......................   B-3
               Section 2.12   Adjournments............................   B-3
               Section 2.13   Action of Shareholders Without a
                              Meeting.................................   B-3
ARTICLE III    THE BOARD OF DIRECTORS.................................   B-4
               Section 3.1    General Powers..........................   B-4
               Section 3.2    Number, Election, Classification and
                              Term of Office..........................   B-4
               Section 3.3    Nomination Procedures...................   B-4
               Section 3.4    Removal.................................   B-5
               Section 3.5    Vacancies...............................   B-5
               Section 3.6    Compensation............................   B-5
ARTICLE IV     MEETINGS OF THE BOARD OF DIRECTORS.....................   B-5
               Section 4.1    Regular Meetings........................   B-5
               Section 4.2    Special Meetings........................   B-5
               Section 4.3    Place of Meetings.......................   B-5
               Section 4.4    Notice of Meetings......................   B-6
               Section 4.5    Quorum..................................   B-6
               Section 4.6    Vote Required for Action................   B-6
               Section 4.7    Participation by Conference Telephone...   B-6
               Section 4.8    Action by Directors Without a Meeting...   B-6
               Section 4.9    Adjournments............................   B-6
               Section 4.10   Committees of the Board of Directors....   B-7
ARTICLE V      MANNER OF NOTICE AND WAIVER AS TO SHAREHOLDERS AND
               DIRECTORS..............................................   B-7
               Section 5.1    Procedure...............................   B-7
               Section 5.2    Waiver..................................   B-7
ARTICLE VI     OFFICERS...............................................   B-8
               Section 6.1    Number..................................   B-8

                                                                        PAGE
                                                                        ----
               Section 6.2    Election and Term.......................   B-8
               Section 6.3    Compensation............................   B-8
               Section 6.4    Chairman of the Board...................   B-8
               Section 6.5    President...............................   B-8
               Section 6.6    Vice Presidents.........................   B-9
               Section 6.7    Secretary...............................   B-9
               Section 6.8    Treasurer...............................   B-9
ARTICLE VII    DISTRIBUTIONS AND SHARE DIVIDENDS......................   B-9
               Section 7.1    Authorization or Declaration............   B-9
               Section 7.2    Record Date with Regard to Distributions
                              and Share Dividends.....................   B-9
ARTICLE VIII   SHARES.................................................   B-9
               Section 8.1    Authorization and Issuance of Shares....   B-9
               Section 8.2    Share Certificates......................  B-10
               Section 8.3    Rights of Corporation with Respect to
                              Registered Owners.......................  B-10
               Section 8.4    Transfers of Shares.....................  B-10
               Section 8.5    Duty of Corporation to Register
                              Transfer................................  B-10
               Section 8.6    Lost, Stolen or Destroyed
                              Certificates............................  B-10
               Section 8.7    Fixing of Record Date with Regard to
                              Shareholder Action......................  B-10
ARTICLE IX     INDEMNIFICATION........................................  B-11
               Section 9.1    Certain Definitions.....................  B-11
               Section 9.2    Basic Indemnification Arrangement.......  B-12
               Section 9.3    Advances for Expenses...................  B-13
               Section 9.4    Authorization of and Determination of
                              Entitlement to Indemnification..........  B-13
               Section 9.5    Court-Ordered Indemnification and
                              Advances for Expenses...................  B-14
               Section 9.6    Indemnification of Employees and
                              Agents..................................  B-15
               Section 9.7    Shareholder Approved Indemnification....  B-15
               Section 9.8    Liability Insurance.....................  B-15
               Section 9.9    Witness Fees............................  B-16
               Section 9.10   Report to Shareholders..................  B-16
               Section 9.11   Security for Indemnification
                              Obligations.............................  B-16
               Section 9.12   No Duplication of Payments..............  B-16
               Section 9.13   Subrogation.............................  B-16
               Section 9.14   Contract Rights.........................  B-16
               Section 9.15   Non-exclusivity, Etc....................  B-16
               Section 9.16   Severability............................  B-16
ARTICLE X      MISCELLANEOUS..........................................  B-17
               Section 10.1   Inspection of Books and Records.........  B-17
               Section 10.2   Fiscal Year.............................  B-17
               Section 10.3   Corporate Seal..........................  B-17
               Section 10.4   Annual Financial Statements.............  B-17
               Section 10.5   Conflict with Articles of
                              Incorporation...........................  B-17

                                                                        PAGE
                                                                        ----
ARTICLE XI     AMENDMENTS.............................................  B-17
               Section 11.1   Power to Amend Bylaws...................  B-17

                                  ARTICLE ONE

                               OFFICES AND AGENT

     Section 1.1 REGISTERED OFFICE AND AGENT. The Corporation shall maintain a registered office in the State of Georgia and shall have a registered agent whose business office is identical to the registered office.

     Section 1.2 OTHER OFFICES. In addition to its registered office, the Corporation may have offices at any other place or places, within or without the State of Georgia, as the Board of Directors may from time to time select or as the business of the Corporation may require or make desirable.

                                  ARTICLE TWO

                             SHAREHOLDERS' MEETINGS

     Section 2.1 PLACE OF MEETINGS. Meetings of shareholders may be held at any place within or without the State of Georgia as set forth in the notice thereof or in the event of a meeting held pursuant to waiver of notice, as set forth in the waiver, or if no place is so specified, at the principal office of the Corporation.

     Section 2.2 ANNUAL MEETINGS. The annual meeting of shareholders shall be held on a date and at a time to be determined by the Board of Directors, such date to be no later than April 30 of each year for the purpose of electing directors and transacting any and all business that may properly come before the meeting. If the annual meeting of shareholders is not held within the period specified in this Section 2.2, any business, including the election of directors, that might properly have been acted upon at that meeting may be acted upon at a special meeting in lieu of the annual meeting held pursuant to these bylaws or held pursuant to a court order.

     Section 2.3 SPECIAL MEETINGS. As provided in the articles of incorporation, unless otherwise prescribed by law, special meetings of shareholders, for any purpose or purposes, may be called only by (i) the Chairman of the Board of Directors of the Corporation, (ii) the President of the Corporation, (iii) the Secretary of the Corporation at the request in writing of a majority of the Board of Directors, or (iv) the Secretary of the Corporation at the request in writing of the holders of at least ten percent (10%) of the outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors ("Voting Stock").

     Section 2.4 NOTICE OF MEETINGS. Unless waived as contemplated in Section 5.2, a notice of each meeting of shareholders stating the date, time and place of the meeting shall be given not less than ten (10) days nor more than sixty
(60) days before the date thereof, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each shareholder entitled to vote at that meeting. In the case of an annual meeting, the notice need not state the purpose or purposes of the meeting unless the articles of incorporation or the Georgia Business Corporation Code (the "Corporation Code") requires the purpose or purposes to be stated in the notice of the meeting. In the case of a special meeting, including a special meeting in lieu of an annual meeting, the notice of meeting shall state the purpose or purposes for which the meeting is called.

     Section 2.5 VOTING GROUP. Voting group means all shares of one or more classes or series that are entitled to vote and be counted together collectively on a matter at a meeting of shareholders. All shares entitled to vote generally on the matter are for that purpose a single voting group.

     Section 2.6 QUORUM. With respect to shares entitled to vote as a separate voting group on a matter at a meeting of shareholders, the presence, in person or by proxy, of a majority of the votes entitled to be cast on the matter by the voting group shall constitute a quorum of that voting group for action on that matter unless the articles of incorporation or the Corporation Code provides otherwise. Once a share is represented for any purpose at a meeting, other than solely to object to holding the meeting or to transacting business at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting unless a new record date is or must be set for the adjourned meeting pursuant to Section 8.7 of these bylaws.

     Section 2.7 VOTE REQUIRED FOR ACTION. If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation, provisions of these bylaws validly adopted by the shareholders, or the Corporation Code requires a greater number of affirmative votes. If the articles of incorporation or the Corporation Code provide for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter. With regard to the election of directors, unless otherwise provided in the articles of incorporation, if a quorum exists, action on the election of directors is taken by a plurality of the votes cast by the shares entitled to vote in the election.

     Section 2.8 VOTING OF SHARES. Unless the articles of incorporation or the Corporation Code provides otherwise, each outstanding share having voting rights shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Voting on all matters shall be by voice vote or by show of hands unless any qualified voter, prior to the voting on any matter, demands vote by ballot, in which case each ballot shall state the name of the shareholder voting and the number of shares voted by him, and if the ballot be cast by proxy, it shall also state the name of the proxy.

     Section 2.9 PROPER BUSINESS AT ANNUAL MEETINGS. At any annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before such meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 45 days prior to the month and day of that year corresponding to the month and day of the previous year on which the annual meeting of shareholders was held (or at least 45 days prior to the date of the annual meeting for that year if the date of such meeting has been publicly announced by the Corporation at least 60 days in advance of such meeting date). A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that such business was not properly brought before the meeting in accordance with these provisions, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     Section 2.10 PROXIES.  A shareholder entitled to vote pursuant to Section
2.8 may vote in person or by proxy pursuant to an appointment of proxy executed in writing by the shareholder or by his attorney in fact. An appointment of proxy shall be valid for only one meeting to be specified therein, and any adjournments of such meeting, but shall not be valid for more than eleven months unless expressly provided therein. Appointments of proxy shall be dated and filed with the records of the meeting to which they relate. If the validity of any appointment of proxy is questioned, it must be submitted to the secretary of the meeting of shareholders for examination or to a proxy officer or committee appointed by the person presiding at the meeting. The secretary of the meeting or, if appointed, the proxy officer or committee, shall determine the validity or invalidity of any appointment of proxy submitted and reference by the secretary in the minutes of the meeting to the regularity of an appointment of proxy shall be received as prima facie evidence of the facts stated for the purpose of establishing the presence of a quorum at the meeting and for all other purposes.

     Section 2.11 PRESIDING OFFICER. The Chairman shall serve as the chairman of every meeting of shareholders unless another person is elected by shareholders to serve as chairman at the meeting. The chairman shall appoint any persons he deems required to assist with the meeting.

     Section 2.12 ADJOURNMENTS. Whether or not a quorum is present to organize a meeting, any meeting of shareholders (including an adjourned meeting) may be adjourned by the holders of a majority of the voting shares represented at the meeting to reconvene at a specific time and place, but no later than 120 days after the date fixed for the original meeting unless the requirements of the Corporation Code concerning the selection of a new record date have been met. At any reconvened meeting within that time period, any business may be transacted that could have been transacted at the meeting that was adjourned. If notice of the adjourned meeting was properly given, it shall not be necessary to give any notice of the reconvened meeting or of the business to be transacted, if the date, time and place of the reconvened meeting are announced at the meeting that was adjourned and before adjournment; provided, however, that if a new record date is or must be fixed, notice of the reconvened meeting must be given to persons who are shareholders as of the new record date.

     Section 2.13 ACTION OF SHAREHOLDERS WITHOUT A MEETING. As provided in the articles of incorporation, no action shall be taken by shareholders of the Corporation except at an annual or special meeting of shareholders of the Corporation and the right of shareholders to act by written consent in lieu of a meeting is specifically denied.

                                 ARTICLE THREE

                             THE BOARD OF DIRECTORS

     Section 3.1 GENERAL POWERS. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed by or under the direction of, the Board of Directors. In addition to the powers and authority expressly conferred upon it by these bylaws, the Board of Directors may exercise all powers of the Corporation and do all lawful acts and things that are not prohibited by law, by any legal agreement among shareholders, by the articles of incorporation or by these bylaws directed or required to be exercised or done by the shareholders.

     Section 3.2 NUMBER, ELECTION, CLASSIFICATION AND TERM OF OFFICE. As provided in the articles of incorporation, the Board of Directors shall consist of not less than three nor more than twenty-one directors. The exact number of directors shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the Board of Directors. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial directors designated in the articles of incorporation as members of Class I shall hold office until the annual meeting of shareholders to be held in 1998, the initial directors designated in the articles of incorporation as members of Class II shall hold office until the annual meeting of shareholders to be held in 1999, and the initial directors designated in the articles of incorporation as members of Class III shall hold office until the annual meeting of shareholders to be held in 2000. At each annual meeting of shareholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Directors shall serve until the expiration of their terms and until their successors have been elected and qualify, subject to the director's prior death, resignation, disqualification or removal from office.

     Section 3.3 NOMINATION PROCEDURES. Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any shareholder of the Corporation entitled to vote for the election of Directors at the meeting. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 45 days prior to the month and day of that year corresponding to the month and day of the previous year on which the annual meeting of shareholders was held (or at least 45 days prior to the date of the annual meeting for that year if the date of such meeting has been publicly announced by the Corporation at least 60 days in advance of such meeting date). Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations of proxies for election of Directors pursuant to Section 14(a) under the Securities Exchange Act of 1934, as amended (the "Act"), and any other applicable laws or rules or regulations of any governmental authority or of any national securities exchange or similar body overseeing any trading market on which shares of the corporation are traded, and (b) as to the shareholder giving the notice (i) the name and record address of shareholder and (ii) the class and number of shares of the Corporation which are beneficially owned by the shareholder. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth herein. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

     Section 3.4 REMOVAL. As provided in the articles of incorporation, the shareholders shall not have the right to remove any one or all of the directors except for cause and by the affirmative vote of the holders of at least 66 and 2/3% of the outstanding shares of the Voting Stock that are not beneficially owned (as defined in the articles of incorporation) by any Interested Shareholder (as defined in the articles of incorporation).

     Section 3.5 VACANCIES. As provided in the articles of incorporation, if the number of directors is changed in accordance with the terms of the articles of incorporation, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. Any vacancy on the Board of Directors that results from a newly created directorship, and any other vacancy occurring on the Board of Directors, shall be filled by the affirmative vote of a majority of the Board of Directors then in office, although less than a quorum, or by a sole remaining director. A director of any class elected by the Board of Directors to fill a vacancy shall hold office until the next annual meeting of shareholders. A director of any class elected by the shareholders to fill a vacancy shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director. The election of directors need not be by written ballot unless the Corporation's Bylaws so require.

     Section 3.6 COMPENSATION. Unless the articles of incorporation provide otherwise, the Board of Directors may determine from time to time the compensation, if any, directors may receive for their services as directors. A director may also serve the Corporation in a capacity other than that of director and receive compensation, as determined by the Board of Directors, for services rendered in any other capacity.

                                  ARTICLE FOUR

                       MEETINGS OF THE BOARD OF DIRECTORS

     Section 4.1 REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held immediately after the annual meeting of shareholders or a special meeting in lieu of the annual meeting. In addition, the Board of Directors may schedule other meetings to occur at regular intervals throughout the year.

     Section 4.2 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board or the President or by any two directors in office at that time.

     Section 4.3 PLACE OF MEETINGS. Directors may hold their meetings at any place within or without the State of Georgia as the Board of Directors may from time to time establish for regular meetings or as set forth in the notice of special meetings or, in the event of a meeting held pursuant to waiver of notice, as set forth in the waiver.

     Section 4.4 NOTICE OF MEETINGS. No notice shall be required for any regularly scheduled meeting of the directors. Unless waived as contemplated in
Section 5.2, each director shall be given at least one day's notice (as set forth in Section 5.1) of each special meeting stating the date, time, and place of the meeting.

     Section 4.5 QUORUM. Unless a greater number is required by the articles of incorporation, these bylaws, or the Corporation Code, a quorum of the Board of Directors consists of a majority of the total number of directors that has been prescribed by resolution of shareholders or of the Board of Directors pursuant to Section 3.2.

     Section 4.6 VOTE REQUIRED FOR ACTION.

     (a) If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors unless the Corporation Code, the articles of incorporation, or these bylaws require the vote of a greater number of directors.

     (b) A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless:

          (1) He objects at the beginning of the meeting (or promptly upon his arrival) to holding it or transacting business at the meeting;

          (2) His dissent or abstention from the action taken is entered in the minutes of the meeting; or

          (3) He delivers written notice of his dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation immediately after adjournment of the meeting.

The right of dissent or abstention is not available to a director who votes in favor of the action taken.

     Section 4.7 PARTICIPATION BY CONFERENCE TELEPHONE. Any or all directors may participate in a meeting of the Board of Directors or of a committee of the Board of Directors through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting.

     Section 4.8 ACTION BY DIRECTORS WITHOUT A MEETING. Unless the articles of incorporation or these bylaws provide otherwise, any action required or permitted to be taken at any meeting of the Board of Directors or any action that may be taken at a meeting of a committee of the Board of Directors may be taken without a meeting if the action is taken by all the members of the Board of Directors (or of the committee as the case may be). The action must be evidenced by one or more written consents describing the action taken, signed by each director (or each director serving on the committee, as the case may be), and delivered to the Corporation for inclusion in the minutes or filing with the corporate records.

     Section 4.9 ADJOURNMENTS. Whether or not a quorum is present to organize a meeting, any meeting of directors (including an adjourned meeting) may be adjourned by a majority of the directors present, to reconvene at a specific time and place. At any reconvened meeting any business may be transacted that could have been transacted at the meeting that was adjourned. If notice of the adjourned meeting was properly given, it shall not be necessary to give any notice of the reconvened meeting or of the business to be transacted, if the date, time and place of the reconvened meeting are announced at the meeting that was adjourned.

     Section 4.10 COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors by resolution may designate from among its members an executive committee and one or more other committees, each consisting of one or more directors all of whom serve at the pleasure of the Board of Directors. Except as limited by the Corporation Code, each committee shall have the authority set forth in the resolution establishing the committee. The provisions of this Article Four as to the Board of Directors and its deliberations shall be applicable to any committee of the Board of Directors.

                                  ARTICLE FIVE

          MANNER OF NOTICE AND WAIVER AS TO SHAREHOLDERS AND DIRECTORS

     Section 5.1 PROCEDURE. Whenever these bylaws require notice to be given to any shareholder or director, the notice shall be given in accordance with this
Section 5.1. Notice under these bylaws shall be in writing unless oral notice is reasonable under the circumstances. Any notice to directors may be written or oral. Notice may be communicated in person; by telephone, telegraph, teletype, telecopy, or other form of wire or wireless communication; or by mail or private carrier. If these forms of personal notice are impracticable, notice may be communicated by a newspaper of general circulation in the area where published, or by radio, television, or other form of public broadcast communication. Written notice to the shareholders, if in a comprehensible form, is effective when mailed, if mailed with first-class postage prepaid and correctly addressed to the shareholder's address shown in the Corporation's current record of shareholders. Except as provided above, written notice, if in a comprehensible form, is effective at the earliest of the following:

          (a) When received or when delivered, properly addressed, to the addressee's last known principal place of business or residence;

          (b) Five days after its deposit in the mail, as evidenced by the postmark, if mailed with first-class postage prepaid and correctly addressed; or

          (c) On the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee.

     Oral notice is effective when communicated if communicated in a comprehensible manner. In calculating time periods for notice, when a period of time measured in days, weeks, months, years, or other measurement of time is prescribed for the exercise of any privilege or the discharge of any duty, the first day shall not be counted but the last day shall be counted.

     Section 5.2 WAIVER.

     (a) A shareholder may waive any notice before or after the date and time stated in the notice. Except as provided below in (b), the waiver must be in writing, be signed by the shareholder entitled to the notice, and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records.

     (b) A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

     (c) Unless required by the Corporation Code, neither the business transacted nor the purpose of the meeting need be specified in the waiver.

     (d) A director may waive any notice before or after the date and time stated in the notice. Except as provided below in (e), the waiver must be in writing, signed by the director entitled to the notice, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records.

     (e) A director's attendance at or participation in a meeting waives any required notice to him of the meeting unless the director at the beginning of the meeting (or promptly upon his arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

                                  ARTICLE SIX

                                    OFFICERS

     Section 6.1 NUMBER. The officers of the Corporation shall consist of a Chairman of the Board, a President, one or more Vice Presidents, a Secretary and a Treasurer and any other officers as may be appointed by the Board of Directors or appointed by a duly appointed officer pursuant to this Article Six. The Board of Directors shall from time to time create and establish the duties of the other officers. Any two or more offices may be held by the same person.

     Section 6.2 ELECTION AND TERM. All officers shall be appointed by the Board of Directors or by a duly appointed officer pursuant to this Article Six and shall serve at the pleasure of the Board of Directors or the appointing officers as the case may be. All officers, however appointed, may be removed with or without cause by the Board of Directors and any officer appointed by another officer may also be removed by the appointing officer with or without cause.

     Section 6.3 COMPENSATION. The compensation of all officers of the Corporation appointed by the Board of Directors shall be fixed by the Board of Directors.

     Section 6.4 CHAIRMAN OF THE BOARD. The Chairman of the Board of Directors shall call to order meetings of the shareholders, the Board of Directors and the Executive Committee and shall act as chairman of such meetings. The Chairman of the Board shall perform such other duties as the directors may direct from time to time.

     Section 6.5 PRESIDENT. The President shall be the chief executive officer of the Corporation and shall have general supervision of the business of the Corporation. He shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall perform such other duties as may from time to time be delegated to him by the Board of Directors.

     Section 6.6 VICE PRESIDENTS. In the absence or disability of the President, or at the direction of the President, the Vice President, if any, shall perform the duties and exercise the powers of the President. If the Corporation has more than one Vice President the one designated by the Board of Directors shall act in lieu of the President. Vice Presidents shall perform whatever duties and have whatever powers the Board of Directors may from time to time assign.

     Section 6.7 SECRETARY. The Secretary shall be responsible for preparing minutes of the acts and proceedings of all meetings of shareholders and, unless a secretary has been designated for such purpose, of the Board of Directors and any committees thereof. He shall have authority to give all notices required by law or these bylaws. He shall be responsible for the custody of the corporate books, records, contracts and other documents. The Secretary may affix the corporate seal to any lawfully executed documents and shall sign any instruments as may require his signature. The Secretary shall authenticate records of the Corporation. The Secretary shall perform whatever additional duties and have whatever additional powers the Board of Directors may from time to time assign him. In the absence or disability of the Secretary or at the direction of the President, any assistant secretary may perform the duties and exercise the powers of the Secretary.

     Section 6.8 TREASURER. The Treasurer shall be responsible for the custody of all funds and securities belonging to the Corporation and for the receipt, deposit or disbursement of funds and securities under the direction of the Board of Directors. The Treasurer shall cause to be maintained full and true accounts of all receipts and disbursements and shall make reports of the same to the Board of Directors and the President upon request. The Treasurer shall perform all duties as may be assigned to him from time to time by the Board of Directors.

                                 ARTICLE SEVEN

                       DISTRIBUTIONS AND SHARE DIVIDENDS

     Section 7.1 AUTHORIZATION OR DECLARATION. Unless the articles of incorporation provide otherwise, the Board of Directors from time to time in its discretion may authorize or declare distributions or share dividends in accordance with the Corporation Code.

     Section 7.2 RECORD DATE WITH REGARD TO DISTRIBUTIONS AND SHARE
DIVIDENDS. For the purpose of determining shareholders entitled to a distribution (other than one involving a purchase, redemption, or other reacquisition of the Corporation's shares) or a share dividend the Board of Directors may fix a date as the record date. If no record date is fixed by the Board of Directors, the record date shall be determined in accordance with the provisions of the Corporation Code.

                                 ARTICLE EIGHT

                                     SHARES

     Section 8.1 AUTHORIZATION AND ISSUANCE OF SHARES. In accordance with the Corporation Code, the Board of Directors may authorize shares of any class or series provided for in the articles of incorporation to be issued for any consideration valid under the provisions of the Corporation Code. To the extent provided in the articles of incorporation, the Board of Directors shall determine the preferences, limitations, and relative rights of the shares.

     Section 8.2 SHARE CERTIFICATES. The interest of each shareholder in the Corporation shall be evidenced by a certificate or certificates representing shares of the Corporation which shall be in such form as the Board of Directors from time to time may adopt. Share certificates shall be numbered consecutively, shall be in registered form, shall indicate the date of issuance, the name of the Corporation and that it is organized under the laws of the State of Georgia, the name of the shareholder, and the number and class of shares and the designation of the series, if any, represented by the certificate. Each certificate shall be signed by any one of the Chairman of the Board, the President, a Vice President, the Secretary, or the Treasurer. The corporate seal need not be affixed.

     Section 8.3 RIGHTS OF CORPORATION WITH RESPECT TO REGISTERED OWNERS. Prior to due presentation for transfer of registration of its shares, the Corporation may treat the registered owner of the shares as the person exclusively entitled to vote the shares, to receive any share dividend or distribution with respect to the shares, and for all other purposes; and the Corporation shall not be bound to recognize any equitable or other claim to or interest in the shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

     Section 8.4 TRANSFERS OF SHARES. Transfers of shares shall be made upon the transfer books of the Corporation, kept at the office of the transfer agent designated to transfer the shares, only upon direction of the person named in the certificate, or by an attorney lawfully constituted in writing; and before a new certificate is issued, the old certificate shall be surrendered for cancellation or, in the case of a certificate alleged to have been lost, stolen, or destroyed, the requirements of Section 8.6 of these bylaws shall have been met.

     Section 8.5 DUTY OF CORPORATION TO REGISTER TRANSFER. Notwithstanding any of the provisions of Section 8.4 of these bylaws, the Corporation is under a duty to register the transfer of its shares only if:

          (a) the certificate is endorsed by the appropriate person or persons; and

          (b) reasonable assurance is given that the endorsement or affidavit is genuine and effective; and

          (c) the Corporation either has no duty to inquire into adverse claims or has discharged that duty; and

          (d) the requirements of any applicable law relating to the collection of taxes have been met; and

          (e) the transfer in fact is rightful or is to a bona fide purchaser.

     Section 8.6 LOST, STOLEN OR DESTROYED CERTIFICATES. Any person claiming a share certificate to be lost, stolen or destroyed shall make an affidavit or affirmation of the fact in the manner required by the Board of Directors and, if the Board of Directors requires, shall give the Corporation a bond of indemnity in form and amount, and with one or more sureties satisfactory to the Board of Directors, as the Board of Directors may require, whereupon an appropriate new certificate may be issued in lieu of the one alleged to have been lost, stolen or destroyed.

     Section 8.7 FIXING OF RECORD DATE WITH REGARD TO SHAREHOLDER ACTION. For the purpose of determining shareholders entitled to notice of a shareholders' meeting, to demand a special meeting, to vote, or to take any other action, the Board of Directors may fix a future date as the record date, which date shall be not more than seventy
(70) days prior to the date on which the particular action, requiring a determination of shareholders, is to be taken. A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is fixed by the Board of Directors, the record date shall be determined in accordance with the provisions of the Corporation Code.

                                  ARTICLE NINE

                                INDEMNIFICATION

     Section 9.1 CERTAIN DEFINITIONS.  As used in this Article, the term:

          (a) "Corporation" includes any domestic or foreign predecessor entity of this Corporation in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

          (b) "Director" means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. Directors of the Corporation who are serving as directors, officers, employees or agents of any subsidiary of the Corporation shall be considered to be serving at the Corporation's request and shall be considered a "director" for the purposes of this Article. A director is considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

          (c) "Expenses" includes attorneys' fees.

          (d) "Liability" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable expenses incurred with respect to a proceeding.

          (e) "Officer" means an individual who is or was an officer of the Corporation or an individual who, while an officer of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. Officers of the Corporation who are serving as directors, officers, employees or agents of any subsidiary of the Corporation shall be considered to be serving at the Corporation's request and shall be considered an "officer" for the purposes of this Article. An officer is considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. "Officer" includes, unless the context requires otherwise, the estate or personal representative of an officer.

          (f) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

          (g) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

          (h) "Reviewing Party" shall mean the person or persons making the entitlement determination pursuant to Section 9.4 of this Article, and shall not include a court making any determination under this Article or otherwise.

     Section 9.2 BASIC INDEMNIFICATION ARRANGEMENT.

     (a) To the extent that a director or officer has been successful, on the merits or otherwise, in the defense of any proceeding to which he was a party, or in defense of any claim, issue, or matter therein, because he is or was a director or officer, the Corporation shall indemnify the director or officer against reasonable expenses incurred in connection therewith. Except as provided in subsections 9.2(d) and 9.2(e) below, the Corporation shall in addition indemnify an individual who is made a party to a proceeding because he is or was a director or officer against liability incurred by him in the proceeding if he acted in a manner he believed in good faith to be in or not opposed to the best interests of the Corporation and, in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

     (b) A person's conduct with respect to an employee benefit plan for a purpose he believed in good faith to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection 9.2(a).

     (c) The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, be determinative that the proposed indemnified person did not meet the standard of conduct set forth in subsection 9.2(a).

     (d) The Corporation shall not indemnify a person under this Article in connection with (i) a proceeding by or in the right of the Corporation in which such person was adjudged liable to the Corporation, or (ii) any proceeding in which such person was adjudged liable on the basis that he improperly received a personal benefit; unless in either case, and then only to the extent that, a court of competent jurisdiction acting pursuant to Section 9.5 of this Article or Section 14-2-854 of the Georgia Business Corporation Code, determines that, in view of the circumstances of the case, such person is fairly and reasonably entitled to indemnification.

     (e) Indemnification permitted under this Article in connection with a proceeding by or in the right of the Corporation is limited to reasonable expenses incurred in connection with the proceeding.

     Section 9.3 ADVANCES FOR EXPENSES.

     (a) The Corporation shall pay for or reimburse the reasonable expenses incurred by a director or officer as a party to a proceeding in advance of final disposition of the proceeding if:

          (i) Such person furnishes the Corporation a written affirmation of his good faith belief that he has met the standard of conduct set forth in subsection 9.2(a) above; and

          (ii) Such person furnishes the Corporation a written undertaking (meeting the qualifications set forth below in subsection 9.3(b)), executed personally or on his behalf, to repay any advances if it is ultimately determined that he is not entitled to indemnification under this Article or otherwise.

     (b) The undertaking required by subsection 9.3(a)(ii) above must be an unlimited general obligation of the proposed indemnified person but need not be secured and shall be accepted without reference to financial ability to make repayment.

     Section 9.4 AUTHORIZATION OF AND DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION.

     (a) The Corporation acknowledges that indemnification of a director or officer under Section 9.2 has been pre-authorized by the Corporation in the manner described in subsection 9.4(b) below. Nevertheless, the Corporation shall not indemnify a director or officer under Section 9.2 unless a separate determination has been made in the specific case that indemnification of such person is permissible in the circumstances because he has met the standard of conduct set forth in subsection 9.2(a); provided, however, that regardless of the result or absence of any such determination, and unless limited by the articles of incorporation of the Corporation, to the extent that a director or officer has been successful, on the merits or otherwise, in the defense of any proceeding to which he was a party, or in defense of any claim, issue or matter therein, because he is or was a director or officer, the Corporation shall indemnify such person against reasonable expenses incurred by him in connection therewith.

     (b) The determination referred to in subsection 9.4(a) above shall be made, at the election of the board of directors:

          (i) by the board of directors of the Corporation by majority vote of a quorum consisting of directors not at the time parties to the proceeding;

          (ii) if a quorum cannot be obtained under subdivision (i), by majority vote of a committee duly designated by the board of directors (in which designation directors who are parties may participate), consisting solely of two or more directors not at the time parties to the proceeding;

          (iii) by special legal counsel:

             (1) selected by the board of directors or its committee in the manner prescribed in subdivision (i) or (ii); or

             (2) if a quorum of the board of directors cannot be obtained under subdivision (i) and a committee cannot be designated under subdivision
        (ii), selected by a majority vote of the full board of directors (in which selection directors who are parties may participate); or

          (iv) by the shareholders; provided that shares owned by or voted under the control of directors or officers who are at the time parties to the proceeding may not be voted on the determination.

     (c) As acknowledged above, the Corporation has pre-authorized the indemnification of directors and officers hereunder, subject to a case-by-case determination that the proposed indemnified person met the applicable standard of conduct under subsection 9.2(a). Consequently, no further decision need or shall be made on a case-by-case basis as to the authorization of the Corporation's indemnification of directors and officers hereunder. Nevertheless, evaluation as to reasonableness of expenses of a director or officer in the specific case shall be made in the same manner as the determination that indemnification is permissible, as described in subsection 9.4(b) above, except that if the determination is made by special legal counsel, evaluation as to reasonableness of expenses shall be made by those entitled under subsection 9.4(b)(iii) to select counsel.

     (d) The Reviewing Party acting pursuant to subsections 9.4(b) or 9.4(c) above shall act expeditiously and reasonably upon an application for indemnification or advancement of expenses, and shall cooperate in the procedural steps required to obtain court-ordered indemnification or advancement of expenses under Section 9.5 below.

     Section 9.5 COURT-ORDERED INDEMNIFICATION AND ADVANCES FOR
EXPENSES. Unless this Corporation's articles of incorporation provide otherwise, a director or officer who is a party to a proceeding may apply for indemnification or advances for expenses to the court conducting the proceeding or to another court of competent jurisdiction. For purposes of this Article, the Corporation hereby consents to personal jurisdiction and venue in any court in which is pending a proceeding to which a director or officer is a party. Regardless of any determination by the Reviewing Party that the proposed indemnified person is not entitled to indemnification or advancement of expenses or as to the reasonableness of expenses, and regardless of any failure by the Reviewing Party to make a determination as to such entitlement or the reasonableness of expenses, such court's review shall be a de novo review, and its determination shall be binding, on the questions of whether:

          (a) The applicant is entitled to mandatory indemnification under the final clause of subsection 9.4(a) above (in which case the Corporation shall pay the indemnified person's reasonable expenses incurred to obtain court-ordered indemnification);

          (b) The applicant is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he met the standard of conduct set forth in subsection 9.2(a) above or was adjudged liable as described in subsection 9.2(d) above (but if he was adjudged so liable, any court-ordered indemnification shall be limited to reasonable expenses incurred by the indemnified person, including reasonable expenses incurred to obtain court-ordered indemnification, unless the articles of incorporation of this Corporation or a bylaw, contract or resolution approved or ratified by the shareholders pursuant to Section 9.7 provides otherwise); or

          (c) In the case of advances for expenses, the applicant is entitled pursuant to the articles of incorporation, bylaws or applicable resolution or agreement to payment for or reimbursement of his reasonable expenses incurred as a party to a proceeding in advance of final disposition of the proceeding (in which case the Corporation shall pay the applicant's reasonable expenses incurred to obtain court-ordered advancement of expenses).

     In any claim brought by the proposed indemnified person seeking court-ordered indemnification or advancement of expenses, the failure of the Reviewing Party to act in accordance with Section 9.4(d) may properly be considered by the court in assessing the expenses of the proposed indemnified person.

     Section 9.6 INDEMNIFICATION OF EMPLOYEES AND AGENTS. Unless this Corporation's articles of incorporation provide otherwise, the Corporation may indemnify and advance expenses under this Article to an employee or agent of the Corporation or any subsidiary of the Corporation who is not a director or officer to the same extent as to a director or officer, or to any lesser extent (or greater extent if permitted by law), determined by the board of directors.

     Section 9.7 SHAREHOLDER APPROVED INDEMNIFICATION.

     (a) If authorized by the articles of incorporation or a bylaw, contract or resolution approved or ratified by the shareholders of the Corporation by a majority of the votes entitled to be cast, the Corporation may indemnify or obligate itself to indemnify a person made a party to a proceeding, including a proceeding brought by or in the right of the Corporation, without regard to the limitations in other sections of this Article. The Corporation shall not indemnify a person under this Section 9.7 for any liability incurred in a proceeding in which the person is adjudged liable to the Corporation or is subjected to injunctive relief in favor of the Corporation:

          (i) for any appropriation, in violation of his duties, of any business opportunity of the Corporation;

          (ii) for acts or omissions which involve intentional misconduct or a knowing violation of law;

          (iii) for the types of liability set forth in Section 14-2-832 of the Georgia Business Corporation Code; or

          (iv) for any transaction from which he received an improper personal benefit.

     (b) Where approved or authorized in the manner described in subsection 9.7(a) above, the Corporation may advance or reimburse expenses incurred in advance of final disposition of the proceeding only if:

          (i) the proposed indemnified person furnishes the Corporation a written affirmation of his good faith belief that his conduct does not constitute behavior of the kind described in subsection 9.7(a)(i)-(iv) above; and

          (ii) the proposed indemnified person furnishes the Corporation a written undertaking, executed personally, or on his behalf, to repay any advances if it is ultimately determined that he is not entitled to indemnification.

     Section 9.8 LIABILITY INSURANCE. The Corporation may purchase and maintain insurance on behalf of a director or officer or an individual who is or was an employee or agent of the Corporation or who, while an employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against liability asserted against or incurred by him in that capacity or arising from his status as a director, officer, employee, or agent, whether or not the Corporation would have power to indemnify him against the same liability under Section 9.2, Section 9.3 or Section 9.4 above.

     Section 9.9 WITNESS FEES. Nothing in this Article shall limit the Corporation's power to pay or reimburse expenses incurred by a person in connection with his appearance as a witness in a proceeding at a time when he has not been made a named defendant or respondent in the proceeding.

     Section 9.10 REPORT TO SHAREHOLDERS. If the Corporation indemnifies or advances expenses to a director in connection with a proceeding by or in the right of the Corporation, the Corporation shall report the indemnification or advance, in writing, to the shareholders with or before the notice of the next shareholders' meeting.

     Section 9.11 SECURITY FOR INDEMNIFICATION OBLIGATIONS. The Corporation may at any time and in any manner, at the discretion of the board of directors, secure the Corporation's obligations to indemnify or advance expenses to a person pursuant to this Article.

     Section 9.12 NO DUPLICATION OF PAYMENTS. The Corporation shall not be liable under this Article to make any payment to a person hereunder to the extent such person has otherwise actually received payment (under any insurance policy, agreement or otherwise) of the amounts otherwise payable hereunder.

     Section 9.13 SUBROGATION. In the event of payment under this Article, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnified person, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

     Section 9.14 CONTRACT RIGHTS. The right to indemnification and advancement of expenses conferred hereunder to directors and officers shall be a contract right and shall not be affected adversely to any director or officer by any amendment of these bylaws with respect to any action or inaction occurring prior to such amendment; provided, however, that this provision shall not confer upon any indemnified person or potential indemnified person (in his capacity as such) the right to consent or object to any subsequent amendment of these bylaws.

     Section 9.15 NON-EXCLUSIVITY, ETC. The rights of a director or officer hereunder shall be in addition to any other rights with respect to indemnification, advancement of expenses or otherwise that he may have under contract or the Georgia Business Corporation Code or otherwise.

     Section 9.16 SEVERABILITY. To the extent that the provisions of this Article are held to be inconsistent with the provisions of Part 5 of Article 8 of the Georgia Business Corporation Code, such provisions of such Code shall govern. In the event that any of the provisions of this Article (including any provision within a single section, subsection, division or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions of this Article shall remain enforceable to the fullest extent permitted bylaw.

                                  ARTICLE TEN

                                 MISCELLANEOUS

     Section 10.1 INSPECTION OF BOOKS AND RECORDS. The Board of Directors shall have power to determine which accounts, books and records of the Corporation shall be opened to the inspection of shareholders, except those as may by law specifically be made open to inspection, and shall have power to fix reasonable rules and regulations not in conflict with the applicable law for the inspection of accounts, books and records which by law or by determination of the Board of Directors shall be open to inspection. Without the prior approval of the Board of Directors in their discretion, the right of inspection set forth in Section 14-2-1602(c) of the Corporation Code shall not be available to any shareholder owning two (2%) percent or less of the shares outstanding.

     Section 10.2 FISCAL YEAR. The Board of Directors is authorized to fix the fiscal year of the Corporation and to change the same from time to time as it deems appropriate.

     Section 10.3 CORPORATE SEAL. If the Board of Directors determines that there should be a corporate seal for the Corporation, it shall be in the form as the Board of Directors may from time to time determine.

     Section 10.4 ANNUAL FINANCIAL STATEMENTS. In accordance with the Corporation Code, the Corporation shall prepare and provide to shareholders such financial statements as may be required by the Corporation Code.

     Section 10.5 CONFLICT WITH ARTICLES OF INCORPORATION. In the event that any provision of these bylaws conflicts with any provision of the articles of incorporation, the articles of incorporation shall govern.

                                 ARTICLE ELEVEN

                                   AMENDMENTS

     Section 11.1 POWER TO AMEND BYLAWS. The Board of Directors shall have concurrent power with the shareholders as set forth in the articles of incorporation to make, alter, amend, change, add to or repeal the bylaws of the Corporation. The Board of Directors may amend the bylaws of the Corporation upon the affirmative vote of the number of directors required, under the terms of the bylaws, to take action of the Board of Directors; provided, however, that any amendment, addition or repeal of any provision of the bylaws regarding indemnification of the directors, officers, employees or agents of the Corporation shall require the affirmative vote of a majority of the Disinterested Directors (as defined in the articles of incorporation). Shareholders may not amend the bylaws of the Corporation except upon the affirmative vote of the holders of at least 66 and 2/3% of the outstanding shares of Voting Stock that are not beneficially owned (as defined in the articles of incorporation) by any Interested Shareholder (as defined in the articles of incorporation), except that the affirmative vote of the holders of only a majority of the outstanding shares entitled to vote generally in the election of directors shall be required to approve any amendment to the bylaws approved by the Board of Directors if two-thirds ( 2/3) of the directors then in office are Disinterested Directors (as defined in the articles of incorporation).

                                                                      APPENDIX C

                         SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of June 30, 1999, by and among Allergy Superstore.com, Inc., a Delaware corporation, with headquarters located at 4405 International Blvd., Norcross, Georgia (the "COMPANY"), BioShield Technologies, Inc, a Georgia corporation located at 4405 International Blvd., Norcross, Georgia ("BSTI") and the investors listed on the Schedule of Buyers attached hereto (individually, a "BUYER" or collectively "BUYERS").

     WHEREAS:

          A. The Company, BSTI, and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration pursuant to Section 4(2) and/or Regulation D ("REGULATION D") as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

          B. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, an aggregate amount of up to 3,218,884 shares of common stock of the Company, par value $0.001 per share (such shares referred to herein as the "COMMON STOCK"), in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers;

          C. Contemporaneously with the execution and delivery of this Agreement, BSTI and the Buyers hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit "A" (the "BSTI REGISTRATION RIGHTS AGREEMENT") pursuant to which BSTI has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

          D. Contemporaneously with the execution and delivery of this Agreement, the Company and Buyers hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit "B" (the "COMPANY REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and rules and regulations promulgated thereunder and applicable state securities laws; and

          E. The holders of the Common Stock will receive stock purchase warrants (the "WARRANTS") to acquire the Common Stock substantially in the form attached as Exhibit "C."

     NOW THEREFORE, the Company, the Buyer, and BSTI hereby agree as follows:

     1. PURCHASE AND SALE OF COMMON STOCK.

          a. PURCHASE OF COMMON STOCK. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Company shall issue and sell to the Buyers and the Buyers shall purchase from the Company an aggregate principal amount of 3,218,884 shares of Common Stock and Warrants for an aggregate purchase price of $15,000,000 (the "PURCHASE PRICE"), in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers (the "CLOSING").

          b. CLOSING DATE. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m. Eastern Standard Time, within five (5) business days following the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below (or such later date as is mutually agreed to by the Company and the Buyer). The Closing shall occur on the Closing Date at the offices of Sims Moss Kline & Davis LLP, 400 Northpark Town Center, Suite 310, 1000 Abernathy Road, N.E., Atlanta, Georgia 30328.

          c. FORM OF PAYMENT. On the Closing Date, (i) each Buyer shall pay his portion of the Purchase Price to the Company for the Common Stock to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver to each Buyer certificates representing such Common Stock and Warrants that such Buyer is then purchasing (as indicated opposite such Buyer's name on the Schedule of Buyers), duly executed on behalf of the Company and registered in the name of such Buyer or its designee (the "CERTIFICATES").

     2. BUYER'S REPRESENTATIONS AND WARRANTIES.

     Each Buyer represents and warrants with respect to only itself that:

          a. INVESTMENT PURPOSE. Such Buyer is acquiring the Common Stock and Warrants and any shares of Common Stock issuable upon exercise thereof ("WARRANT SHARES"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any Common Stock, Conversion Shares (as defined in Section 8 hereof), Warrants, or Warrant Shares for any minimum or other specific term and reserves the right to dispose of Common Stock or Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Notwithstanding anything contained herein to the contrary, each Buyer agrees to enter into any contractual lock-up agreements with respect to the Common Stock, Warrants, Warrant Shares, or Conversion Shares that may be required by the Company's underwriters in connection with an underwritten public offering of the Company's common stock or other securities or any public offering of the Conversion Shares or other securities of BSTI.

          b. ACCREDITED INVESTOR STATUS. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

          c. RELIANCE ON EXEMPTIONS. Such Buyer understands that the Common Stock, Conversion Shares, Warrants, and Warrant Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

          d. INFORMATION. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and BSTI and materials relating to the offer and sale of the Common Stock which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and BSTI. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's or BSTI's representations and warranties contained in Section 3 below. Such Buyer understands that its investment in the Common Stock, Conversion Shares, Warrants, and Warrant Shares involve a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Common Stock, Conversion Shares, Warrants, and Warrant Shares.

          e. NO GOVERNMENTAL REVIEW. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Stock, Conversion Shares, Warrants, and Warrant Shares, or the fairness or suitability of the investment in the Common Stock, nor have such authorities passed upon or endorsed the merits of the offering of the Common Stock and Warrants.

          f. TRANSFER OR RESALE. Such Buyer understands that: (i) the Common Stock and Warrants have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, (b) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (c) such Buyer provides the Company with reasonable assurance that such securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("RULE 144"); (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act (or a successor rule thereto) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and
     (iii) other than the Company Registration Rights Agreement and the BSTI Registration Rights Agreement (collectively, the "REGISTRATION RIGHTS AGREEMENTS"), neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

          g. LEGENDS. Such Buyer understands that the certificates or other instruments representing the Common Stock, Conversion Shares, Warrants, and Warrant Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN

        OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Common Stock, Conversion Shares, Warrants and Warrant Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) the sale of the Common Stock, Conversion Shares, or Warrant Shares is registered under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Common Stock, Conversion Shares, Warrants, or Warrant Shares may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that the Common Stock, Conversion Shares, Warrants, or Warrant Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

          h. AUTHORIZATION, ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, subject as enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND BSTI.

     The Company represents and warrants to each of the Buyers that:

          a. ORGANIZATION AND QUALIFICATION. The Company, BSTI, and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company, BSTI and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company, BSTI and its subsidiaries taken as a whole.

          b. AUTHORIZATION, ENFORCEMENT, COMPLIANCE WITH OTHER INSTRUMENTS. (i) The Company and BSTI each have the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and any related agreements, and to issue the Common Stock, Conversion Shares, Warrants, and Warrant Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreements and any related agreements by the Company and BSTI and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Common Stock and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion or exercise thereof as provided in Section 8 hereof, have been duly authorized by each of the Company's and BSTI's Board of Directors and no further consent or authorization is required by each of the Company, BSTI, its respective Board of Directors, or its respective stockholders,

     (iii) this Agreement and the Registration Rights Agreements and any related agreements have been duly executed and delivered by the Company and BSTI, and (iv) this Agreement, the Registration Rights Agreements and any related agreements constitute the valid and binding obligations of the Company and BSTI enforceable against the Company and BSTI in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

          c. CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which as of the date hereof 30,000,000 shares were issued and outstanding, and no series of preferred stock or debentures or notes were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(c), no shares of Common Stock or preferred stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Company Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Common Stock or the Conversion Shares as described in this Agreement. The Company has furnished to or made available to Buyer, via the SEC Edgar site, true and correct copies of BSTI's filings with the U.S. Securities and Exchange Commission (the "SEC DOCUMENTS"), the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "CERTIFICATE OF INCORPORATION"), the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

          d. ISSUANCE OF SECURITIES. The Common Stock are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof and are entitled to the rights and preferences set forth in the Common Stock. The Conversion Shares issuable upon conversion of the Common Stock have been duly authorized and reserved for issuance by BSTI. The Warrants and Warrant Shares, and upon exchange of the Common Stock into Conversion Shares as provided in Section 8 of this Agreement, the Warrant Shares and the Conversion Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of common stock of BSTI and the Company, respectively.

          e. NO CONFLICTS. Except as disclosed in Schedule 3(e), the execution, delivery and performance of this Agreement by the Company and BSTI and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations, preferences, and rights of any outstanding series of preferred stock of the Company or BSTI or by-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company, BSTI, or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company, BSTI, or any of its subsidiaries or by which any property or asset of the Company, BSTI, or any of its subsidiaries is bound or affected. Except as disclosed in Schedule 3(e), neither the Company, BSTI nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or Bylaws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company, BSTI, or its subsidiaries. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Company Registration Rights Agreement in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company and BSTI is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company, BSTI, and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

          f. ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, BSTI, or any of its subsidiaries, threatened against or affecting the Company, the Common Stock, BSTI, or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company or BSTI to perform its obligations under, this Agreement or any of the documents contemplated herein or (iii), except as expressly set forth in Schedule 3(h), have a material adverse effect on the business, operations, properties, financial condition or results of operation of the Company, BSTI, and its subsidiaries taken as a whole.

          g. ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF COMMON STOCK. The Company and BSTI acknowledge and agree that the Buyer is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company or BSTI (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Common Stock. The Company and BSTI further represent to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company, BSTI, and its representatives.

          h. NO GENERAL SOLICITATION. Neither the Company, BSTI, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Common Stock, Conversion Shares, Warrants, or Warrant Shares.

          j. NO INTEGRATED OFFERING. Neither the Company, BSTI , nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Common Stock, the Conversion Shares, the Warrants or Warrant Shares under the 1933 Act or cause this offering of Common Stock or the Conversion Shares to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions.

          k. EMPLOYEE RELATIONS. Neither the Company, BSTI, nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, BSTI, or any of its subsidiaries, is any such dispute threatened. None of the Company's, BSTI's or its subsidiaries' employees is a member of a union and the Company, BSTI, and its subsidiaries believe that their relations with their employees are good.

          l. INTELLECTUAL PROPERTY RIGHTS. The Company, BSTI, and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on
     Schedule 3(n), none of the Company's or BSTI's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets, or other intellectual property rights have expired or terminated, or are expected to expire or terminate, in the near future. The Company, BSTI and its subsidiaries do not have any knowledge of any infringement by the Company, BSTI or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3(n), there is no claim, action or proceeding being made or brought against, or to the Company's or BSTI's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company, BSTI and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

          m. ENVIRONMENTAL LAWS.  The Company, BSTI, and its subsidiaries are
     (i) in material compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in material compliance with all terms and conditions of any such permit, license or approval.

          n. TITLE. The Company, BSTI and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company, BSTI, and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(p) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, BSTI, and its subsidiaries. Any real property and facilities held under lease by the Company, BSTI, and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, BSTI, and its subsidiaries.

          o. INSURANCE. The Company, BSTI, and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company and believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor BSTI any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor BSTI or any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company, BSTI and its subsidiaries, taken as a whole.

          p. NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Company, BSTI, nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's or BSTI's officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company, BSTI, or its subsidiaries. Neither the Company nor BSTI or any of its subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company, BSTI, or its subsidiaries.

          q. TAX STATUS. Except as set forth on Schedule 3(u), the Company, BSTI, and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company, BSTI, and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and BSTI know of no basis for any such claim.

          r. CERTAIN TRANSACTIONS. Except as set forth on Schedule 3(v) and in BSTI's SEC Documents and except for arm's length transactions pursuant to which the Company and BSTI make payments in the ordinary course of business upon terms no less favorable than the Company or BSTI could obtain from third parties and other than the grant of stock options disclosed on
     Schedule 3(c), none of the officers, directors, or employees of the Company or BSTI is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company or BSTI, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          s. DILUTIVE EFFECT. BSTI understands and acknowledges that the number of Conversion Shares issuable upon exchange of the Common Stock will increase in certain circumstances. BSTI further acknowledges that its obligation to issue Conversion Shares upon exchange of the Common Stock in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of BSTI.

          t. FEES AND RIGHTS OF FIRST REFUSAL. Neither the Company nor BSTI is obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

          u. SHAREHOLDER APPROVAL. BSTI covenants to submit to its, shareholders at its next shareholder meeting a proposal for ratification of the issuance of the Conversion Shares, if and as required by the rules of the National Association of Securities Dealers, Inc. (the "NASD") applicable to the transaction.

     4. COVENANTS.

          a. BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

          b. FORM D. The Company agrees to file a Form D with respect to the Common Stock and the Conversion Shares as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Common Stock and the Conversion Shares for, or obtain exemption for the Common Stock and the Conversion Shares for, sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

          c. REPORTING STATUS. Until the earlier of (i) the date as of which the Investors (as that term is defined in the Company Registration Rights Agreement) may sell all of the Common Stock without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Investors shall have sold all the Conversion Shares and (B) none of the Common Stock is outstanding (the "REGISTRATION PERIOD"), the Company, once it becomes a reporting company pursuant to the Securities Exchange Act of 1934, as amended, shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

          d. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Common Stock for substantially the same purposes and in substantially the same amounts as indicated in Schedule 4(d).

          e. FINANCIAL INFORMATION. The Company agrees to send the following to each Buyer once it becomes a reporting company pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, upon the effective date of its filing on Form 10 or S-1, during the Registration Period: (i) within five (5) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements or amendments filed pursuant to the 1933 Act; (ii) within one (1) day after release thereof, copies of all press releases issued by the Company or any of its subsidiaries and (ii) copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

          f. RESERVATION OF SHARES. BSTI shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the number of shares of common stock needed to provide for the issuance of the Conversion Shares. The Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance no less than 100% of the number of shares of Common Stock needed to provide for the issuance of the Warrant Shares.

          g. LISTINGS. Once the Company becomes a reporting company pursuant to the 1934 Act, the Company shall use its best efforts promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable under the terms of this Agreement and the Company Registration Rights Agreement. The Company shall maintain the Common Stock's authorization for quotation in the over-the counter market. The Company shall promptly provide to each Buyer copies of any notices it receives regarding the continued eligibility of the Common Stock for trading in the over-the-counter market.

          h. EXPENSES. Each of the Company and the Buyer shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of this Agreement and the Registration Rights Agreements. The placement fees of J.P. Carey Securities, Inc. and Greenfield Capital Partners, LLC shall be paid for by the Company at Closing.

          i. CORPORATE EXISTENCE. So long as any Common Stock remain outstanding, the BSTI shall not directly or indirectly consummate any merger, reorganization, restructuring, consolidation, sale of all or substantially all of BSTI's assets or any similar transaction or related transactions (each such transaction, a "SALE OF BSTI") except if the surviving or successor entity in such transaction
     (i) expressly assumes, in writing, BSTI's obligations hereunder and under the BSTI Registration Rights Agreement, and any other agreements and instruments entered into or delivered by the Company in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the New York Stock Exchange, Inc., the American Stock Exchange, or the NASDAQ Small Cap, National Market or Electronic Bulletin Board.

          j. NO SHORT SALES OF THE COMMON STOCK. So long as a Buyer or any of its affiliates beneficially owns any Common Stock, each Buyer and its affiliates shall not directly or indirectly engage in any short sales or third party short sales of the Common Shares or hold a "put equivalent position" with respect to the Common Stock (as defined in Rule 16a-1 under the 1934 Act).

          k. LIMITATION ON SHORT SALES OF CONVERSION SHARES. Buyer and its affiliates shall not engage in short sales of the Conversion Shares; provided, however, that any holder may enter into any short sale or other hedging or similar arrangement it deems appropriate with respect to Conversion Shares to be issued pursuant to an Exchange Notice after it delivers an Exchange Notice with respect to such Conversion Shares to be issued pursuant to an Exchange Notice so long as such sales or arrangements do not involve more than the number of such Conversion Shares to be issued pursuant to an Exchange Notice (determined as of the date of such Exchange Notice). Buyer and its affiliates agree to provide to BSTI upon written request from time to time its securities trading records in order to demonstrate that it has complied with this Section 4(k).

     5. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The obligation of the Company hereunder to issue and sell the Common Stock to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          a. The Buyer shall have executed this Agreement and the Registration Rights Agreements and delivered the same to the Company.

          b. The Buyer shall have delivered to the Company the Purchase Price for the Common Stock being purchased by the Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

          c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

     6. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

     The obligation of the Buyer hereunder to purchase the Common Stock at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion:

          a. The Company and BSTI shall have executed this Agreement, the Company shall have executed the Company Registration Rights Agreement and BSTI shall have executed the BSTI Registration Rights Agreement, and delivered the same to the Buyer.

          b. The representations and warranties of the Company and BSTI shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company and BSTI shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the Chief Executive Officer of each of the Company and BSTI, each dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation an update as of the Closing Date regarding the representation contained in Section 3(c) above.

          c. The Buyer shall have received the opinion of the Company's and BSTI's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the form of Exhibit "D" attached hereto.

          d. The Company and BSTI shall have executed and delivered to the Buyer the Certificates (in such denominations as the Buyer shall request) for the Common Stock and Warrants being purchased by the Buyer at the Closing.

          e. The Board of Directors of the Company and BSTI shall have adopted the resolutions in substantially the form of Exhibit "E" attached hereto.

          f. As of the Closing Date, BSTI shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the exchange of the Common Stock for the Conversion Shares as provided in
     Section 8 herein, such number of Conversion Shares equal to or greater than 100% of the number of shares which are issuable upon conversion of all of the Common Stock which could be issued under this Agreement.

          g. The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyer, shall have been delivered and acknowledged in writing by the BSTI's transfer agent.

          h. Timothy C. Moses and Jacques Elfersy shall have delivered the voting proxies substantially in the form attached hereto as Exhibit "F."

     7. INDEMNIFICATION.

     In consideration of the Buyer's execution and delivery of this Agreement and acquiring the Common Stock, the Conversion Shares, the Warrants and the Warrant Shares hereunder and in addition to all of the Company's other obligations under this Agreement, the Company and BSTI jointly and severally shall defend, protect, indemnify and hold harmless the Buyer and each other holder of the Common Stock, the Conversion Shares, the Warrants and the Warrant Shares and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company or BSTI in this Agreement, the Common Stock, the Conversion Shares, the Warrants and the Warrant Shares or the Registration Rights Agreements or any other certificate, instrument or document contemplated hereby or thereby, (b) any material breach of any covenant, agreement or obligation of the Company or BSTI contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnities, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Common Stock and Warrants or the status of the Buyer or holder of the Common Stock, the Conversion Shares, the Warrants and the Warrant Shares, as an investor in the Company or BSTI. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company and BSTI shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     8. EXCHANGE OF COMMON STOCK INTO CONVERSION SHARES

          (a) EXCHANGE RIGHT. Subject to the provisions of Sections 9, 10, 12, and 13 herein, in the event that the Company has not consummated an initial public offering of its Common Stock, at any time or times after June 30, 2000, (the "EXCHANGE COMMENCEMENT DATE"), any holder of Common Stock shall be entitled to exchange any Common Stock into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 8(f) below) of Conversion Shares (the "EXCHANGE RIGHT"), at the Exchange Rate (as defined below); provided, however, that in no event shall any holder be entitled to (i) exchange Common Stock into Conversion Shares in excess of that number of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of Conversion Shares beneficially owned by the holder and its affiliates to exceed 4.9% of the outstanding shares of the Common Stock following such conversion or (ii) exchange more than 10% of the total number of Conversion Shares issued to such holder into Conversion Shares (or any successor or assign) pursuant to this transaction in any thirty (30) day period commencing on the Exchange Commencement Date and any succeeding thirty (30) day period thereafter. For purposes of the foregoing proviso, the aggregate number of shares of Conversion Shares beneficially owned by the holder and its affiliates shall include the number of shares of Conversion Shares issuable upon exchange of the Common Stock with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Conversion Shares which would be issuable upon (i) exchange of the remaining, non-exchanged Common Stock beneficially owned by the holder and its affiliates beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with
     Section 13(d) of the Securities Exchange Act of 1934, as amended.

          (b) EXCHANGE RATE. The number of shares of Conversion Shares issuable after the Exchange Commencement Date upon exchange of each share of the Common Stock pursuant to Section 8(a) shall be determined according to the following formula (the "EXCHANGE RATE"):

                         (ISSUE PRICE PER SHARE)(1.25)
                       ----------------------------------
                                 EXCHANGE PRICE

          Notwithstanding anything contained herein to the contrary, unless this transaction has been approved by the shareholders of BSTI in accordance with Georgia law, then as long as the Common Stock of BSTI is listed on the NASDAQ National Market or the NASDAQ Small Cap Market, BSTI shall not issue Conversion Shares upon exchange of Common Stock which would equal or exceed twenty percent (20%) of the issued and outstanding Common Stock of BSTI on the date of issuance of the Common Stock or such lesser amount as determined on a pro-rata basis based upon the number of Common Stock issued.

          For purposes of this Section 8, the following terms shall have the following meanings:

             (i) "EXCHANGE DATE" shall mean the Trading Day that an Exchange Notice is deemed delivered pursuant to Section 8(e);

             (ii) "EXCHANGE PRICE" means the Average Market Price for the Conversion Shares for the twenty (20) consecutive Trading Days immediately following the Exchange Date;

             (iii) "AVERAGE MARKET PRICE" means, with respect to any security for any period, that price which shall be computed as the arithmetic average of the Closing Bid Prices (as defined below) for such security for each trading day in such period;

             (iv) "CLOSING" shall mean one of the closing of an exchange of Common Stock for Conversion Shares pursuant to Section 8.

             (v) "CLOSING DATE" shall mean with respect to a closing, the twentieth Trading Day following the Exchange Date related to such closings or such earlier date as BSTI and the holder shall agree.

             (vi) "CLOSING BID PRICE" means, for any security as of any date, the last closing bid price on the Nasdaq National Market System (the "NASDAQ-NM") as reported by Bloomberg Financial Markets ("BLOOMBERG"), or, if the Nasdaq-NM is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split or other similar transaction during such period); and

             (vii) "CONVERSION SHARES" shall mean those shares of common stock of BSTI, no par value, issuable pursuant to an exchange of Common Stock pursuant to Section 8 of this Agreement.

             (viii) "ISSUANCE DATE" means the date of issuance of the Common Stock as described herein.

             (ix) "ISSUE PRICE PER SHARE" shall mean $4.67 (as adjusted for stock splits and similar events of the Company).

             (x) "PRINCIPAL MARKET" shall mean the Nasdaq National market, the NASDAQ SmallCap Market, the American Stock Exchange or the New York Stock Exchange, whichever at the time is the principal trading exchange or market for the Conversion Shares.

             (xi) "TRADING DAY" shall mean any day during which the Principal Market shall be open for business.

          (c) DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Average Market Price or the arithmetic calculation of the Exchange Rate, BSTI shall promptly issue to the holder the number of Conversion Shares that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within three (3) business days of the Closing Date. If such holder and BSTI are unable to agree upon the determination of the Average Market Price or arithmetic calculation of the Conversion Rate within three (3) business days of such disputed determination or arithmetic calculation being submitted to the holder, then BSTI shall within one (1) business day submit via facsimile (A) the disputed determination of the Average Market Price to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Exchange Rate to its independent, outside accountant. BSTI shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify BSTI and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error. The person or persons entitled to receive Conversion Shares issuable upon a conversion of Common Stock shall be treated for all purposes as the record holder or holders of such Conversion Shares on the Conversion Date.

          (d) ADJUSTMENT TO EXCHANGE PRICE -- DILUTION AND OTHER EVENTS. In order to prevent dilution of the rights granted herein, the Exchange Price will be subject to adjustment from time to time as provided in this Section 8(d).

             (i) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER, OR SALE. Any recapitalization, reorganization reclassification, consolidation. merger, sale of all or substantially all of BSTI's assets to another Person (as defined below) or other similar transaction which is effected in such a way that holders of Conversion Shares are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Conversion Shares is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, BSTI will make appropriate provision (in form and substance reasonably satisfactory to the holders of a majority of the Common Stock issued in connection with this transaction then outstanding) to insure that each of the holders of the Common Stock issued in connection with this transaction will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Conversion Shares immediately theretofore acquirable and receivable upon the conversion of such holder's Common Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Conversion Shares immediately theretofore acquirable and receivable upon the exchange of such holder's Common Stock had such Organic Change not taken place. In any such case, BSTI will make appropriate provision (in form and substance reasonably satisfactory to the holders of a majority of the Common Stock issued in connection with this transaction then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 8(d) and Section 8(e) below will thereafter be applicable to the Common Stock. BSTI will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than BSTI) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance reasonably satisfactory to the holders of a majority of the Common Stock issued in connection with this transaction then outstanding), the obligation to deliver to each holder of Common Stock issued in connection with this transaction such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. For purposes of this Agreement, "PERSON" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

             (ii) NOTICES.

                  (A) Immediately upon any adjustment of the Exchange Price,
             BSTI will give written notice thereof to each holder of Common Stock issued in connection with this transaction, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (B) BSTI will give written notice to each holder of Common
             Stock issued in connection with this transaction at least twenty
             (20) days prior to the date on which BSTI closes its books or takes a record (I) with respect to any dividend or distribution upon the Conversion Shares, (II) with respect to any pro rata subscription offer to holders of Conversion Shares, or

             (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                  (C) BSTI will also give written notice to each holder of
             Common Stock issued in connection with this transaction at least twenty (20) days prior to the date on which any Organic Change, dissolution, or liquidation will take place.

          (e) MECHANICS OF EXCHANGE OF COMMON STOCK INTO CONVERSION SHARES.

             (i) Holder's Delivery Requirements. Such notice exchanging Common Stock into Conversion Shares in accordance with this Section 8 by the holder (the "EXCHANGE NOTICE") shall (A) be delivered by facsimile to the Company and BSTI for receipt on or prior to 12:00 noon Eastern Standard Time or (B) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Standard Time on a Trading Day (the "EXCHANGE DATE") and (B) the holder shall surrender to a common carrier for delivery to BSTI as soon as practicable following such date, but in no event later than four (4) Trading Days prior to a Closing Date, the original certificates representing the Common Stock being exchanged (or an indemnification undertaking with respect to such shares in the case of their loss, theft, or destruction) and the originally executed conversion notice.

             (ii) The Company and BSTI Response. Upon receipt by the Company and BSTI of a facsimile copy of the Exchange Notice, the Company and BSTI shall send via facsimile, a confirmation of receipt of such Exchange Notice to such holder. Upon receipt by the Company of the Common Stock Certificates to be exchanged pursuant to an Exchange Notice, together with the originally executed Exchange Notice, BSTI or the transfer agent (as applicable) shall, within three (3) business days of each Closing Date (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Exchange Notice, a certificate, registered in the name of the holder or its designee, for the number of Conversion Shares to which the holder shall be entitled. In lieu of delivering physical certificates representing the Conversion Shares issuable in accordance with this Section 8(e) and provided that the transfer agent then is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of a holder, BSTI shall use its commercially reasonable efforts to cause the transfer agent to electronically transmit the applicable number of Conversion Shares by crediting the account of the holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. In addition, on or prior to such Closing Date, each of BSTI, the Company, and the holder shall deliver to the others all documents, instruments, and writings required to be delivered or reasonably requested by any of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

             (iii) RECORD HOLDER. The person or persons entitled to receive the Conversion Shares issuable upon an exchange of Common Stock shall be treated for all purposes as the record holder or holders of such shares of Conversion Shares on the Exchange Date.

             (iv) BSTI'S FAILURE TO TIMELY EXCHANGE. If BSTI shall fail to issue to a holder on a Closing Date, a certificate for the number of shares of Conversion Shares to which such holder is entitled upon such holder's exchange of Common Stock, in addition to all other available remedies which such holder may pursue hereunder (including indemnification pursuant to Section 7 hereof), the Company shall pay additional damages to such holder on each day after the fifth (5th) Trading Day following the applicable Closing Date for which such exchange is not timely effected, an amount equal to 1.0% of the product of number of Conversion Shares not issued to such holder to which such holder is entitled by the Exchange Price for each calendar month until such exchange is made unless Buyer elects to enforce the terms of
        Section 11 herein.

          (f) FRACTIONAL SHARES. BSTI shall not issue any fraction of a Conversion Share upon any exchange. All Conversion Shares (including fractions thereof) issuable upon conversion of more than one share of Common Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a Conversion Share. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of its Conversion Share, BSTI shall round such fraction of a Conversion Share up or down to the nearest whole share.

     (9) CASH PAYMENT OPTION BY BSTI.

     In lieu of issuing the Conversion Shares in accordance with an Exchange Notice, BSTI shall have the right, in its sole discretion, to pay to the holder of the Common Stock an amount equal to $5.825 for each share of Common Stock so exchanged (as adjusted for stock splits and similar events of the Company) ("CASH OUT PRICE"). The Company shall pay the Cash Out Price to that Holder within seven (7) Trading Days following the receipt by the Company and BSTI of an Exchange Notice.

     (10) COMPANY'S RIGHT TO REDEEM AT ITS ELECTION.

          (a) At any time, the Company shall have the right, in its sole discretion, to redeem ("REDEMPTION AT COMPANY'S ELECTION"), from time to time, any or all of the Common Stock; provided (i) the Company shall first provide no more than seven (7) Trading Days and no less than one (1) Trading Day advance written notice as provided in subparagraph 10(a)(ii) below, and (ii) that the Company shall only be entitled to redeem Common Stock having an aggregate Stated Value (as defined above) of at least Five Hundred Thousand Dollars ($500,000). If the Company elects to redeem some, but not all, of the Common Stock, the Company shall redeem a pro-rata amount from each Holder of the Common Stock.

             (i) REDEMPTION PRICE AT COMPANY'S ELECTION. The "REDEMPTION PRICE AT COMPANY'S ELECTION" shall be calculated as $5.825 (as adjusted for stock splits and similar events of the Company).

             (ii) MECHANICS OF REDEMPTION AT COMPANY'S ELECTION. The Company shall effect each such redemption by giving no more than seven (7) Trading Days and no less than one (1) Trading Day prior written notice ("NOTICE OF REDEMPTION AT COMPANY'S ELECTION") to (A) the Holders of the Common Stock selected for redemption at the address and facsimile number of such Holder appearing in the Company's Common Stock register and (B) the Transfer Agent, which Notice of Redemption At Company's Election shall be deemed to have been delivered three (3) Trading Days after the Company's mailing (by overnight or two
        (2) day courier, with a copy by facsimile) of such Notice of Redemption at Company's Election. Such Notice of Redemption At Company's Election shall indicate (i) the number of shares of Common Stock that have been selected for redemption, (ii) the date which such redemption is to become effective (the "DATE OF REDEMPTION AT COMPANY'S ELECTION"), and
        (iii) the applicable Redemption Price At Company's Election, as defined in subsection (a)(i) above.

          (b) Company Must Have Immediately Available Funds or Credit Facilities. The Company shall not be entitled to send any Redemption Notice and begin the redemption procedure under Sections 10(a) unless it has:

             (i) the full amount of the redemption price in cash, available in a demand or other immediately available account in a bank or similar financial institution; or

             (ii) immediately available credit facilities, in the full amount of the redemption price with a bank or similar financial institution, or

             (iii) an agreement with a standby underwriter willing to purchase from the Company a sufficient number of shares of stock to provide proceeds necessary to redeem any stock that is not converted prior to redemptions; or

             (iv) a combination of the items set forth in (i), (ii), and (iii) above, aggregating the full amount of the redemption price.

          (c) PAYMENT OF REDEMPTION PRICE. Each Holder submitting Common Stock being redeemed under this Section 10 shall send their Common Stock Certificates to be redeemed to the Company or its Transfer Agent, and the Company shall pay the applicable redemption price to that Holder within five (5) business days of the Date of Redemption at Company's Election.

     (11) INABILITY TO FULLY EXCHANGE.

          (a) HOLDER'S OPTION IF BSTI CANNOT FULLY EXCHANGE. If at any time after the Exchange Commencement Date, upon the Company's and BSTI's receipt of an Exchange Notice, BSTI does not issue shares which are registered for resale under the BSTI Registration Statement within five (5) business days of the time required for any reason or for no reason, including, without limitation, because BSTI (x) does not have a sufficient number of Conversion Shares authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over BSTI or its securities, including without limitation The Nasdaq Stock Market, Inc. from issuing all of the Conversion Shares which is to be issued to a holder of Common Stock pursuant to an Exchange Notice or (z) fails to have a sufficient number of Conversion Shares registered and eligible for resale under the BSTI Registration Statement, then BSTI shall issue as many Conversion Shares as it is able to issue in accordance with such holder's Exchange Notice and pursuant to Section 8(e) above and, with respect to the unconverted Common Stock, the holder, solely at such holder's option, can, in addition to any other remedies such holder may have hereunder, under this Agreement (including indemnification under Section 7 thereof), under the BSTI Registration Rights Agreement, at law or in equity, elect to:

             (i) require BSTI to redeem from such holder those shares of Conversion Stock for which BSTI is unable to issue Conversion Shares in accordance with such holder's Exchange Notice ("MANDATORY REDEMPTION") at a price per share of Common Stock (the "MANDATORY REDEMPTION PRICE") equal to $5.825 (as adjusted for stock splits or similar events of the Company;

             (ii) require BSTI to issue restricted shares of Common Stock in accordance with such holder's Exchange Notice and pursuant to Section 8(e) above, if BSTI's inability to fully exchange Common Stock is pursuant to its inability to deliver Conversion Shares registered pursuant to the 1933 Act; or

             (iii) void its Exchange Notice and retain or have returned, as the case may be, the unexchanged Common Stock that were to be exchanged pursuant to such holder's Exchange Notice.

          (b) MECHANICS OF FULFILLING HOLDER'S ELECTION. BSTI shall send via facsimile to a holder of Common Stock, upon receipt of a facsimile copy of an Exchange Notice from such holder which cannot be fully satisfied as described in Section 11(a) above, a notice of BSTI's inability to fully satisfy such holder's Exchange Notice (the "INABILITY TO FULLY EXCHANGE NOTICE"). Such Inability to Fully Exchange Notice shall indicate (i) the reason why BSTI is unable to fully satisfy such holder's Exchange Notice,
     (ii) the number of shares of Common Stock which cannot be exchanged, and
     (iii) the Mandatory Redemption Price. Such holder must, within five (5) Trading Days of receipt of such Inability to Fully Exchange Notice, deliver written notice via facsimile to BSTI ("NOTICE IN RESPONSE TO INABILITY TO EXCHANGE") of its election pursuant to Section 11(a) above.

          (c) PAYMENT OF REDEMPTION PRICE. If such holder shall elect to have its shares redeemed pursuant to Section 11(a) above, BSTI shall pay the Mandatory Redemption Price in cash to such holder within thirty (30) days of BSTI's receipt of the holder's Notice in Response to Inability to Exchange (the "MANDATORY REDEMPTION PRICE DEADLINE"). If BSTI shall fail to pay the applicable Mandatory Redemption Price to such holder on a timely basis as described in this Section 11(c) (other than pursuant to a dispute as to the determination of the Closing Bid Price or the arithmetic calculation of the Redemption Rate), such unpaid amount shall bear interest at the rate of 1% for the first month and a rate of 2.0% per month thereafter (prorated for partial months) until paid in full. Following the Mandatory Redemption Price Deadline, until the full Mandatory Redemption Price is paid in full to such holder, such holder may void the Mandatory Redemption with respect to those shares of Common Stock for which the full Mandatory Redemption Price has not been paid and receive back such shares of Common Stock.

          (d) PRO-RATA EXCHANGE AND REDEMPTION. In the event the Company and BSTI each receives an Exchange Notice from more than one holder of Common Stock on the same day and BSTI can exchange and redeem some, but not all, of the Common Stock pursuant to this Section 11, BSTI shall exchange and redeem from each holder of Common Stock electing to have Common Stock exchanged and redeemed at such time an amount equal to such holder's pro-rata amount (based on the number of shares of Common Stock held by such holder relative to the number of shares of Common Stock outstanding, pursuant to this Agreement) of all Common Stock being exchanged and redeemed at such time.

     12. ONE-TIME RIGHT TO SUSPEND EXCHANGE RIGHT OR EXCHANGE COMMON STOCK INTO CONVERSION SHARES.

     Notwithstanding anything contained herein to the contrary, BSTI shall have the one-time right, without payment or penalty of any kind, for a period of thirty (30) days from the date written notice is given to the holders of Common Stock, to suspend the Exchange Right in the event that the Company has received a letter of intent by the Exchange Commencement Date from a reputable investment banking firm to underwrite the public offering of the Company's common stock or other securities ("PUBLIC OFFERING"), and the Public Offering has not occurred by the Exchange Commencement Date due to market conditions as determined by such underwriter.

     13. SUSPENSION OF EXCHANGE RIGHT UPON REGISTRATION OF COMMON STOCK OF THE COMPANY UNDER THE 1934 ACT.

     Notwithstanding anything contained herein to the contrary, so long as (i) the Company becomes and remains a reporting company under the 1934 Act, (ii) the Company has its Form 8A declared effective by the SEC, and (iii) the trading price of the Common Stock as reported by Bloomberg on its principal exchange or trading market remains equal to or greater than $6.19 per share, the holders of the Common Stock shall have no Exchange Right.

     14. REISSUANCE OF CERTIFICATES.

     In the event of an exchange or redemption pursuant to this Agreement of less than all of the Common Stock represented by a particular Common Stock certificate, the Company shall promptly cause to be issued and delivered, to the holder of such Common Stock, a Common Stock certificate representing the remaining shares of Common Stock which have not been so exchanged or redeemed.

     15. TRANSFER AGENT INSTRUCTIONS.

     BSTI shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Buyer or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by the Buyer to the Company upon conversion of the Common Stock (the "Irrevocable Transfer Agent Instructions"), except as provided in Sections 9, 10, 11, 12, and 15 herein. Prior to registration of the Conversion Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company and BSTI warrant that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 15, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares, prior to registration of such shares under the 1933 Act) will be given by the Company or BSTI to its transfer agent and that the Common Stock and the Conversion Shares shall otherwise be freely transferable on the books and records of the Company and BSTI as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 15 shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Common Stock or Conversion Shares. If the Buyer provides the Company and BSTI with an opinion of counsel, reasonably satisfactory in form, and substance to the Company, that registration of a resale by the Buyer of any of the Common Stock or Conversion Shares is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares, BSTI shall promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer. The

Company and BSTI acknowledge that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company and BSTI acknowledge that the remedy at law for a breach of its obligations under this
Section 15 will be inadequate and agrees, in the event of a breach or threatened breach by the Company or BSTI of the provisions of this Section 15, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     16. CONFIDENTIALITY.

          a. NONDISCLOSURE. As much of the information and other material furnished under or in connection with this Agreement (whether furnished before, on or after the date hereof) as constitutes or contains confidential business, financial or other information of the Company, BSTI or its subsidiaries, each Buyer covenants for itself, and, as applicable, for its directors, officers, affiliates and partners, that it will use due care to prevent its officers, directors, partners, employees, counsel, accountants and other representatives from disclosing such information to persons other than their respective authorized employees, counsel, accountants, shareholders, partners, limited partners and other authorized representatives. Notwithstanding the foregoing, if a Buyer is advised by such counsel that such disclosure or delivery is required by law, regulation or judicial or administrative order, then they may disclose or deliver such information or other after giving written notice to the Company and BSTI of such requirements. For purposes of this Section 10a., "due care" means at least the same level of care that a Buyer would use to protect the confidentiality of its own sensitive or proprietary information, and this obligation shall survive termination of this Agreement.

          b. POSSESSION OF MATERIAL, NON-PUBLIC INFORMATION. To the extent that any of the information furnished by the Company or BSTI to the Buyers hereof would constitute material, nonpublic information for purposes of the Exchange Act, Buyers agree not to engage in any purchase or sale of securities while in possession of such information and prior to the time that such information is made generally known to the public and Buyers agree to use due care to prevent their officers, directors, partners, employees, counsel and other representatives, who have been given access to such material, nonpublic information, from engaging in any such purchase or sale during such period.

     17. GOVERNING LAW: MISCELLANEOUS.

          a. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Georgia without regard to the principles of conflict of laws. Buyer may at any time and at its option, whether or not an arbitration action is then pending, initiate a civil action for temporary and permanent injunctive and other equitable relief against Company and BSTI. Company and BSTI acknowledges that upon any breach of Buyer's conversion rights hereunder, Buyer's resulting injury may not be adequately compensated by a remedy at law. Accordingly, upon such breach, Buyer, at its election and without limitation of its other remedies, shall be entitled to pursue a claim for specific performance of this Agreement, and Company and BSTI hereby waive the right to assert any defense thereto that Purchaser has an adequate remedy at law. The parties further agree that any action between them shall be heard in Atlanta, Georgia, and expressly consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia, Atlanta Division for the adjudication of any civil action asserted pursuant to this Paragraph.

          b. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

          c. HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          d. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          e. ENTIRE AGREEMENT, AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

          f. NOTICES. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (I) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

        If to the Company:

        4405 International Blvd.
        Suite B-109
        Norcross, Georgia 30093

        Telephone: (770) 925-3432
        Facsimile: (410) 921-1062

        With a copy to:

        Sims Moss Kline & Davis LLP
        400 Northpark Town Center, Suite 310
        1000 Abernathy Road
        Atlanta, Georgia 30328
        Attn: Raymond L. Moss, Esq.

        Telephone: (770) 481-7201
        Facsimile: (770) 481-7210

     If to the Buyer, to its address and facsimile number on the Schedule of Buyers, with copies to the Buyer's counsel as set forth on the Schedule of Buyers. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

          g. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. The Buyer may assign its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release the Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

          h. NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          i. SURVIVAL. Unless this Agreement is terminated under Section 9(l), the representations and warranties of the Company and the Buyer contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, the indemnification provisions set forth in Section 8, shall survive the Closing. The Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

          j. PUBLICITY. The Company, BSTI, and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

          k. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          l. TERMINATION. In the event that the Closing shall not have occurred with respect to the Buyer on or before five (5) business days from the date hereof due to the Company's or the Buyer's failure to satisfy the conditions set forth in Sections 5 and 6 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party-provided.

          m. INDEPENDENT COUNSEL. The parties to this Agreement acknowledge that Company and BSTI have received independent counsel from the law firm of Sims Moss Kline & Davis LLP which is acting as their counsel. Buyers have been advised by Sims Moss Kline & Davis LLP to seek independent advice with respect to the terms and conditions of this Agreement and any related agreements before signing them.

          n. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                                          "COMPANY"
                                          ALLERGY SUPERSTORE.COM., INC.

                                          By:      /s/ TIMOTHY C. MOSES
                                             -----------------------------------
                                              Name: Timothy C. Moses
                                              Its: President

                                          BIOSHIELD TECHNOLOGIES, INC.

                                          By:      /s/ TIMOTHY C. MOSES
                                             -----------------------------------
                                              Name: Timothy C. Moses
                                              Title: CEO

                                          "BUYER"

                                                       JACKSON, LLC
                                          --------------------------------------

                                          By:       /s/ L. FARRINGTON
                                             -----------------------------------
                                              Name: CTC Corporation
                                              Title: Director

                               SCHEDULE OF BUYERS

                                                       NUMBER OF SHARES   NUMBER OF
BUYER'S NAME  ADDRESS AND FACSIMILE NUMBER OF BUYER    OF COMMON STOCK    WARRANTS
------------  -------------------------------------    ----------------   ---------
Jackson LLC   c/o Citco Trustees (Cayman) Ltd.            1,070,664        100,000
              Corporate Centre, Windwood One
              West Bay Road
              P.O. Box 31106 SMB
              Grand Cayman, Cayman Islands
              facsimile: 345-945-7566

                                                                   SCHEDULE 3(C)

                                 CAPITALIZATION

     1. Options to purchase a total of 2,250,000 shares of Common Stock to each of Timothy Moses and Jacques Elfersy at $2.00 per share.

     2. Options to purchase thirty thousand shares of common stock at $2.00 each have been issued to five of the Board Members and four of the Medical Advisory Board Members of the Company, plus an option to purchase an additional 5,000 shares for each year of service thereafter.

                                                                   SCHEDULE 3(E)

                                   CONFLICTS

     None.

                                                                   SCHEDULE 3(H)

                                   LITIGATION

     None.

                                                                   SCHEDULE 3(I)

                             INTELLECTUAL PROPERTY

     None.

                                                                   SCHEDULE 3(N)

                                     LIENS

     None.

                                                                   SCHEDULE 3(U)

                                   TAX STATUS

     None.

                                                                   SCHEDULE 4(D)

                                USE OF PROCEEDS

1.   Intercompany Debt Repayment................................  $   250,000.00
2.   Design, development of Allergy Superstore..................  $ 2,250,000.00
3.   Increase staffing & costs related to new building..........  $ 1,150,000.00
4.   General & Administrative Expenses..........................  $ 2,500,000.00
5.   Marketing & Sales (advertising/promo)......................  $ 2,500,000.00
6.   Branding Campaign..........................................  $  1,500,00.00
7.   Web Server & Web Serving Tech..............................  $   550,000.00
8.   State-of-the-art distribution center.......................  $ 2,500,000.00
9.   State-of-the-art e-commerce platform.......................  $   450,000.00
10.  Lease & Commissions........................................  $ 1,350,000.00
                                                                  --------------
     Total......................................................  $15,000,000.00
                                                                  ==============

                                                                     EXHIBIT "A"

                      (BSTI REGISTRATION RIGHTS AGREEMENT)

     (See tab 1B for executed document.)

                                                                     EXHIBIT "B"

                    (COMPANY REGISTRATION RIGHTS AGREEMENT)

     (See tab 1C for executed document.)

                                                                     EXHIBIT "C"

                              (WARRANT AGREEMENT)

     (See tab 1D for executed document.)

                                                                     EXHIBIT "D"

                      (BSTI AND COMPANY COUNSEL'S OPINION)

     (See tab 5 for executed document.)

                                                                     EXHIBIT "E"

                    (BSTI'S AND COMPANY'S BOARD RESOLUTIONS)

     (See tabs 6 and 7 for executed documents.)

                                                                     EXHIBIT "F"

                                (VOTING PROXIES)

     (See tab 8 for executed documents.)

                                                                      APPENDIX D

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of June 30, 1999, by and among BioShield Technologies, Inc., a Georgia corporation, with headquarters at 4405 International Blvd., Norcross, Georgia 30093 (the "COMPANY"), and the undersigned buyers (the "BUYER").

     WHEREAS:

     A. In connection with the Securities Purchase Agreement by and among the parties of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), Allergy Superstore.com, Inc ("ASC"), a subsidiary of the Company, has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, (i) to issue and sell to the Buyers shares of ASC's common stock, par value $0.001 per share (the "COMMON STOCK"), which, subject to certain terms and conditions, will be exchangeable after June 30, 2000 (the "EXCHANGE COMMENCEMENT DATE")
into          shares of the Company's common stock, no par value per share (as converted, the "CONVERSION SHARES") in accordance with the terms of the Securities Purchase Agreement; and

     B. To induce the Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws:

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

     1. DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

          a. "INVESTOR" means the Buyer and any transferee or assignee thereof to whom the Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

          b. "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

          c. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

          d. REGISTRABLE SECURITIES" means exclusively the Conversion Shares issued or issuable upon conversion of the Common Stock and any shares of capital stock issued or issuable with respect to the Conversion Shares or the Common Stock as a result of any stock split, stock dividend, recapitalization, exchange or similar event.

          e. "REGISTRATION STATEMENT" means a registration statement of the Company filed under the 1933 Act.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set for-the in the Securities Purchase Agreement.

     2. REGISTRATION.

          a. MANDATORY REGISTRATION. No later than December 31, 1999, (the "FILING DEADLINE"), the Company shall prepare and file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration, subject to the consent of each Buyer and the provisions of Section 2(e), which consent will not be unreasonably withheld), covering the resale of all of the Registrable Securities and no other Securities of any kind by any person or entity, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement(s) also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, stock dividends or similar transactions. Such Registration Statement shall initially register for resale 1,000,000 shares of Common Stock, subject to adjustment as provided in Section 3(b), and such registered shares of Common Stock shall be allocated among the Investors pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement, as amended, relating to the resale of the Registrable Securities is declared effective by the SEC. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC within one hundred and twenty (120) days after the Filing Deadline (the "REGISTRATION DEADLINE"). The Company shall permit the registration statement to become effective within five (5) business days after receipt of a "no review" notice from the SEC. In the event that the Registration Statement is not declared effective by the SEC by the Registration Deadline then the Company shall pay a penalty to each Buyer equal to 2% of the purchase price for Common Stock purchased by each Investor and still held by each Buyer for each thirty (30) day period beyond the Registration Deadline that the Registration Statement is not declared effective by the SEC (the "REGISTRATION DEADLINE PENALTY"). The Registration Deadline Penalty shall be immediately payable by the Company on demand by the Investor in either cash or Common Stock of the Company at the election of the Company upon delivery to the Company of a notice of such default by the Investor.

          b. UNDERWRITTEN OFFERING. If any offering pursuant to a Registration Statement pursuant to Section 2(a) involves an underwritten offering, the Buyers shall have the right to select one legal counsel to represent their interests in the offering, the costs of which shall be borne by the Investors.

          c. PIGGY-BACK REGISTRATIONS. If at any time after the Exchange Commencement Date and prior to the expiration of the Registration Period (as hereinafter defined) the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its securities (other than on Form S-4 or Form S-8 or their then equivalents relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall promptly send to each Investor who is entitled to registration rights under this Section 2(c) written notice of the Company's intention to file a Registration Statement and of such Investor's rights under this Section 2(c) and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, subject to the priorities set forth in Section 2(d) below. No right to registration of Registrable Securities under this
     Section 2(c) shall be construed to limit any registration required under
     Section 2(a). The obligations of the Company under this Section 2(c) may be waived by Investors holding a majority of the Registrable Securities. If an offering in connection with which an Investor is entitled to registration under this Section 2(c) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

          d. PRIORITY IN PIGGY-BACK REGISTRATION RIGHTS IN CONNECTION WITH REGISTRATIONS OR COMPANY ACCOUNT. If the registration referred to in
     Section 2(c) is to be an underwritten public offering for the account of the Company and the managing underwriter(s) advise the Company in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account, (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (3) third, the securities requested to be registered by the Investors and other holders of securities entitled to participate in the registration, drawn from them pro rata based on the number each has requested to be included in such registration.

     3. RELATED OBLIGATIONS.

     Whenever an Investor has requested that any Registrable Securities be registered pursuant to Section 2(c) or at such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

          a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (on or prior to the Filing Deadline) for the registration of Registrable Securities pursuant to Section 2(a)) and use its best efforts to cause such Registration Statement(s) relating to Registrable Securities to become effective as soon as possible after such filing (by the one hundred and twentieth (120th) day following the issuance of the relevant for the registration of Registrable Securities pursuant to Section 2(a), and keep the Registration Statement(s) effective pursuant to Rule 415 at all times until the later of

     (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which the Investors shall have sold all the Registrable Securities (the "REGISTRATION PERIOD"), which Registration Statement(s) (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement(s) and the prospectus(es) used in connection with the Registration Statement(s), which prospectus(es) are to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement(s) effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement(s) until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement(s). In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within thirty (30) days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issued or issuable upon conversion of the Common Stock is greater than the quotient determined by dividing (i) the number of Conversion Shares available for resale under such Registration Statement by (ii) 1.0; provided that in the case of the initial registration of the Registrable Securities pursuant to Section 2(a), the Company shall be required to register for resale 1,000,000 shares of Common Stock.

          c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement(s) and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus(es) included in such Registration Statement(s) (including each preliminary prospectus ) and, with regards to the Registration Statement, any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including any preliminary prospectus, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement(s) under the securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to quality the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, or (c) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

     e. [LEFT INTENTIONALLY BLANK]

          f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor in writing of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request). The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness and by overnight mail) (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          h. The Company shall permit each Investor at such Investors expense a single firm of counsel or such other counsel as thereafter designated as selling stockholders' counsel by the Investors who hold a majority of the Registrable Securities being sold, to review and comment upon the Registration Statement(s) and all amendments and supplements thereto at least seven (7) days prior to their filing with the SEC.

          i. At the request of the Investors who hold a majority of the Registrable Securities being sold, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) if required by an underwriter, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors.

          j. The Company shall make available for inspection by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. All fees, costs and expenses of the foregoing shall be borne by the Investors.

          k. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement,
     (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          l. The Company shall use reasonable efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, (ii) to secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market System, (iii) if, despite the Company's reasonable efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii) to secure the inclusion for quotation on the Nasdaq SmallCap Market for such Registrable Securities or,
     (iv) if, despite the Company's reasonable efforts to satisfy the preceding clause (iii), the Company is unsuccessful in satisfying the preceding clause (iii), to secure the inclusion for quotation on the over-the-counter market for such Registrable Securities, and, without limiting the generality of the foregoing, in the case of clause (iii) or (iv), to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(l).

          m. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, any managing underwriter or underwriters, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or, if there is no managing underwriter or underwriters, the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request. Not later than the date on which any Registration Statement registering the resale of Registrable Securities is declared effective, the Company shall deliver to its transfer agent instructions, accompanied by any reasonably required opinion of counsel, that permit sales of unlegended securities in a timely fashion that complies with then mandated securities settlement procedures for regular way market transactions.

          n. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

          o. The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

          p. If requested by the managing underwriters of an Investor, the Company shall immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the Investors agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any Registration Statement if requested by a shareholder or any underwriter of such Registrable Securities. The costs of preparation and filing of any such post-effective amendments and supplements shall be borne by the Investors.

          q. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

          r. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

     4. OBLIGATIONS OF THE INVESTORS.

          a. At least seven (7) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

          b. Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement(s) hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

          c. Each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor notifies the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement(s).

          d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable

     Securities pursuant to the Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

          e. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and
     (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

     5. EXPENSES OF REGISTRATION.

     All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company except as otherwise specifically provided herein.

     6. INDEMNIFICATION

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and any underwriter (as defined in the 1933 Act) for the Investors, and the directors and officers of, and each Person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in
     Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
     Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or mission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company; and
     (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 for a period of three (3) years from the Filing Deadline.

          b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and
     Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

          c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

          d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
     Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

          e. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

          f. The indemnity agreements contained herein shall be in addition to
     (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     7. CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8. REPORTS UNDER THE 1934 ACT.

     With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees, to:

          a. make and keep public information available, as those terms are understood and defined in Rule 144;

          b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under
     Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

          c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

     9. ASSIGNMENT OF REGISTRATION RIGHTS.

     The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement; (vi) such transferee shall be an "ACCREDITED INVESTOR" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act; and (vii) in the event the assignment occurs subsequent to the date of effectiveness of the Registration Statement required to be filed pursuant to Section 2(a), the transferee agrees to pay all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment.

     10. AMENDMENT OF REGISTRATION RIGHTS.

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold two-thirds of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

     11. MISCELLANEOUS.

          a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          b. Any notices consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

        BioShield Technologies, Inc.
        Suite B109
        4405 International Blvd.
        Norcross, Georgia 30093
        Telephone: (770) 925-3432
        Facsimile: (770) 921-1065

     with a copy (which shall not constitute notice) to:

        Sims Moss Kline & Davis LLP
        1000 Abernathy Road
        Atlanta, Georgia 30328
        Attention: Raymond L. Moss, Esq.

     If to a Buyer, to its address and facsimile number on the Schedule of Buyers, with copies to such Buyer's counsel as set forth on the Schedule of Buyers. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

          c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          d. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Georgia without regard to the principles of conflict of laws. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          e. This Agreement and the Securities Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit and of and be binding upon the permitted successors and assigns of each of the parties hereto.

          g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          h. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:                                          BUYERS:

BIOSHIELD TECHNOLOGIES, INC.                      JACKSON, LLC

            By: /s/ TIMOTHY C. MOSES                           By: /s/ L. FARRINGTON
  -------------------------------------------       -------------------------------------------
             Name: Timothy C. Moses                          Name: CTC Corporation Ltd.
                    Its: CEO                                       Its: Director

                               SCHEDULE OF BUYERS

                                                               NUMBER OF SHARES    NUMBER OF
BUYER'S NAME       ADDRESS AND FACSIMILE NUMBER OF BUYER       OF COMMON STOCK     WARRANTS
------------       -------------------------------------       ----------------    ---------
Jackson LLC        c/o Citco Trustees (Cayman) Ltd.               1,070,664         100,000
                   Corporate Centre, Windwood One
                   West Bay Road
                   P.O. Box 31106 SMB
                   Grand Cayman, Cayman Islands
                   facsimile: 345-945-7566

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of June 30, 1999, by and among Allergy Superstore.com, Inc., a Delaware corporation, with headquarters at Suite B109, 4405 International Boulevard, Norcross, Georgia 30083 (the "COMPANY"), and the undersigned buyer (the "BUYER").

     WHEREAS:

          A. In connection with the Securities Purchase Agreement by and among BioShield Technologies, Inc. ("BSTI") and the parties hereto of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, (i) to issue and sell to the Buyer's shares of its common stock, par value $0.0001 per share (the "COMMON STOCK"), which, under certain terms and conditions, will be convertible into shares of BSTI's common stock, no par value per share (as converted, the "CONVERSION SHARES") in accordance with the terms of the Securities Purchase Agreement; and

          B. To induce the Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws once the Company becomes a reporting company under the Securities and Exchange Act of 1934, as amended (the "1934 ACT"), by making the appropriate filings with the U.S. Securities and Exchange Commission (the "SEC"):

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

     1. DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

          a. "INVESTOR" means the Buyer and any transferee or assignee thereof to whom the Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

          b. "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

          c. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

          d. "REGISTRABLE SECURITIES" means exclusively the Common Stock and any shares of capital stock issued or issuable as a result of any stock split, stock dividend, recapitalization, exchange, or similar event of the Company.

          e. "REGISTRATION STATEMENT" means a registration statement of the Company filed under the 1933 Act.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set for the in the Securities Purchase Agreement.

     2. REGISTRATION.

          a. PIGGY-BACK REGISTRATIONS. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its securities (other than pursuant to an initial public offering of any securities of the Company or a filing on Form S-4 or Form S-8 or their then equivalents relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall promptly send to each Investor who is entitled to registration rights under this Section 2(c) written notice of the Company's intention to file a Registration Statement and of such Investor's rights under this Section 2(c) and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, subject to the priorities set forth in
     Section 2(d) below. No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a). The obligations of the Company under this
     Section 2(c) may be waived by Investors holding a majority of the Registrable Securities. If an offering in connection with which an Investor is entitled to registration under this Section 2(c) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. As used herein, "REGISTRATION PERIOD" shall mean the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) the Investors shall have sold all the Registrable Securities.

          b. PRIORITY IN PIGGY-BACK REGISTRATION RIGHTS IN CONNECTION WITH REGISTRATIONS OR COMPANY ACCOUNT. If the registration referred to in
     Section 2(c) is to be an underwritten public offering for the account of the Company and the managing underwriter(s) advise the Company in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account, (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (3) third, the securities requested to be registered by the Investors and other holders of securities entitled to participate in the registration, drawn from them pro rata based on the number each has requested to be included in such registration.

     3. RELATED OBLIGATIONS.

     Whenever an Investor has requested that any Registrable Securities be registered pursuant to Section 2(c) or at such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

          a. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement(s) and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus(es) included in such Registration Statement(s) (including each preliminary prospectus ) and, with regards to the Registration Statement, any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including any preliminary prospectus, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          b. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement(s) under the securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to quality the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, or (c) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

          c. In the event Investors who hold a majority of the Registrable Securities being offered in the offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering. The cost of such underwriters shall be borne by the Investors.

          d. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor in writing of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request). The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness and by overnight mail) (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          e. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          f. The Company shall permit each Investor at such Investors expense a single firm of counsel or such other counsel as thereafter designated as selling stockholders' counsel by the Investors who hold a majority of the Registrable Securities being sold, to review and comment upon the Registration Statement(s) and all amendments and supplements thereto at least seven (7) days prior to their filing with the SEC.

          g. At the request of the Investors who hold a majority of the Registrable Securities being sold, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) if required by an underwriter, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors.

          h. The Company shall make available for inspection by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. All fees, costs and expenses of the foregoing shall be borne by the Investors.

          i. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement,
     (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          j. The Company shall use reasonable efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, (ii) to secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market System, (iii) if, despite the Company's reasonable efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii) to secure the inclusion for quotation on the Nasdaq SmallCap Market for such Registrable Securities or,
     (iv) if, despite the Company's reasonable efforts to satisfy the preceding clause (iii), the Company is unsuccessful in satisfying the preceding clause (iii), to secure the inclusion for quotation on the over-the-counter market for such Registrable Securities, and, without limiting the generality of the foregoing, in the case of clause (iii) or (iv), to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The

     Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

          k. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, any managing underwriter or underwriters, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or, if there is no managing underwriter or underwriters, the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request. Not later than the date on which any Registration Statement registering the resale of Registrable Securities is declared effective, the Company shall deliver to its transfer agent instructions, accompanied by any reasonably required opinion of counsel, that permit sales of unlegended securities in a timely fashion that complies with then mandated securities settlement procedures for regular way market transactions.

          l. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

          m. The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

          n. If reasonably requested by the managing underwriters, the Company shall immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the Investors agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any Registration Statement if requested by a shareholder or any underwriter of such Registrable Securities. The costs of preparation and filing of any such post-effective amendments and supplements shall be borne by the Investors.

          o. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

          p. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

     4. OBLIGATIONS OF THE INVESTORS.

          a. At least seven (7) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

          b. Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement(s) hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

          c. Each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor notifies the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement(s). Each Investor agrees to enter into any contractual lock-up agreements with respect to the Common Stock or other securities held by each Investor in connection with an underwritten public offering of the Company's common stock or other securities.

          d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(h) or the first sentence of 3(d), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or the first sentence of 3(d) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

          e. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and
     (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

     5. EXPENSES OF REGISTRATION.

     All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company except as otherwise specifically proved herein.

     6. INDEMNIFICATION

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and any underwriter (as defined in the 1933 Act) for the Investors, and the directors and officers of, and each Person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in
     Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
     Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or mission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company (i) and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 for a period of three (3) years from the Filing Deadline.

          b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
     Section 6(b) and Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this
     Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

          c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

          d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
     Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

          e. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

          f. The indemnity agreements contained herein shall be in addition to
     (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     7. CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 and (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation.

     8. REPORTS UNDER THE 1934 ACT.

     With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees, once the Company becomes a reporting company under the 1934 Act upon the effective date of its Form 10 to be filed with the SEC, to:

          a. make and keep public information available, as those terms are understood and defined in Rule 144;

          b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

          c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

     9. ASSIGNMENT OF REGISTRATION RIGHTS.

     The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement; (vi) such transferee shall be an "ACCREDITED INVESTOR" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act; and (vii) in the event the assignment occurs subsequent to the date of effectiveness of the Registration Statement required to be filed pursuant to Section 2(a), the transferee agrees to pay all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment.

     10. AMENDMENT OF REGISTRATION RIGHTS.

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold two-thirds of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

     11. MISCELLANEOUS.

          a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          b. Any notices consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or
     (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

        Allergy Superstore.com, Inc.
        Suite B109
        4405 International Blvd.
        Norcross, Georgia 30093
        Attention: President
        Facsimile: (770) 921-1065

     With a copy to:

        Sims Moss Kline & Davis LLP
        1000 Abernathy Road
        Atlanta, Georgia 30328
        Attention: Raymond L. Moss, Esq.
        Facsimile: (770) 481-7200

     If to a Buyer, to its address and facsimile number on the Schedule of Buyers, with copies to such Buyer's counsel as set forth on the Schedule of Buyers. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

          c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          d. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Georgia without regard to the principles of conflict of laws. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          e. This Agreement and the Securities Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit and of and be binding upon the permitted successors and assigns of each of the parties hereto.

          g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          h. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:                                          BUYERS:

ALLERGY SUPERSTORE.COM, INC                       JACKSON, LLC

            By: /s/ TIMOTHY C. MOSES                           By: /s/ L. FARRINGTON
  -------------------------------------------       -------------------------------------------
             Name: Timothy C. Moses                          Name: CTC Corporation Ltd.
                    Its: CEO                                       Its: Director

                               SCHEDULE OF BUYERS

                                                       NUMBER OF SHARES   NUMBER OF
BUYER'S NAME  ADDRESS AND FACSIMILE NUMBER OF BUYER    OF COMMON STOCK     WARRANTS
------------  -------------------------------------    ----------------   ----------
Jackson LLC   c/o Citco Trustees (Cayman) Ltd.            1,070,664        100,000
              Corporate Centre, Windwood One
              West Bay Road
              P.O. Box 31106 SMB
              Grand Cayman, Cayman Islands
              facsimile: 345-945-7566

                                                                      APPENDIX E

                               WARRANT AGREEMENT

     WARRANT AGREEMENT dated as of June 30, 1999, between Allergy
Superstore.com, Inc., a Delaware corporation (the "COMPANY"), and Jackson LLC, a Cayman Island limited liability company (hereinafter referred to as "INVESTOR").

                              W I T N E S S E T H:

     WHEREAS, Investor has participated as an Investor in connection with the Company's offering (the "OFFERING") of up to $15,000,000 in aggregate amount of common stock, par value $0.001 per share (the "COMMON STOCK") for an aggregate purchase price of $15,000,000; and

     WHEREAS, the Warrants issued pursuant to this Agreement are being issued by the Company to Investor and/or its designees, in consideration for, and as part of the investment by Investor in connection with the Offering;

     NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. GRANT.

     Investor and/or its designees are hereby granted the right to purchase, at any time from the date of issuance of the aforementioned Preferred Stock until 5:00 P.M., Eastern Standard Time, on June 29, 2004 (the "WARRANT EXERCISE TERM"), 100,000 Shares at an exercise price (subject to adjustment as provided in Article 7 hereof) of $5.126 per share (the "INITIAL EXERCISE PRICE").

2. WARRANT CERTIFICATES.

     The warrant certificates (the "WARRANT CERTIFICATES") delivered and to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

3. EXERCISE OF WARRANTS.

     3.1 CASH EXERCISE. The Exercise Price may be paid in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Article 7 hereof. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased, at the Company's executive offices currently located at 4405 International Blvd., Norcross Georgia 30093, the registered holder of a Warrant Certificate ("HOLDER" or "HOLDERS") shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

     3.2 CASHLESS EXERCISE. At any time during the Warrant Exercise Term, the Holder may, at its option, exchange this Warrant, in whole or in part (a "WARRANT EXCHANGE"), into the number of Shares determined in accordance with this Section 3.2, by surrendering this Warrant at the principal office of the company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "NOTICE OF EXCHANGE"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "EXCHANGE DATE"). Certificates for the Shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Shares (rounded to the next highest integer) equal to
(i) the number of Shares specified by the Holder in its Notice of Exchange (the "TOTAL NUMBER") less (ii) the number of Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the then existing Exercise Price by (B) the current market value of a share of Common Stock.

4. ISSUANCE OF CERTIFICATES.

     Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within five business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to satisfaction of the Company that such tax has been paid.

     The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman or Vice Chairman of the Board of Directors, Chief Executive officer or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

     The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Shares shall bear a legend substantially similar to the following:

        The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "ACT"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available.

5. PRICE.

     5.1 ADJUSTED EXERCISE PRICE. The adjusted Exercise Price shall be the price which shall result from time to time from any and all adjustments of the Initial Exercise Price in accordance with the provisions of Article 7 hereof.

     5.2 EXERCISE PRICE. The term "EXERCISE PRICE" herein shall mean the Initial Exercise Price or the adjusted Exercise Price, depending upon the context.

6. REGISTRATION RIGHTS.

     6.1 REGISTRATION UNDER THE SECURITIES ACT OF 1993. The Warrants and the Shares have not been registered for purposes of public distribution under the Securities Act of 1933, as amended ("THE ACT").

     6.2 REGISTRABLE SECURITIES. As used herein the term "REGISTRABLE SECURITY" means each of the Warrants, the Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination,
(i) it has been effectively registered under the Securities Act and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security or (iii) it has ceased to be outstanding. The term "REGISTRABLE SECURITIES" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 6.

     6.3 PIGGYBACK REGISTRATION. If, at any time during the five years following the date of this Agreement, the Company proposes to prepare and file any registration statement or post-effective amendments (other than in connection with an underwritten initial public offering or initial registration of the Company or the Company's securities with the U.S. Securities & Exchange Commission) thereto covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (in any such case, other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form), (for purposes of this Article 6, collectively, a "REGISTRATION STATEMENT"), it will give written notice of its intention to do so by registered mail ("NOTICE"), at ten (10) business days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities. Upon the written request of such a holder (a "REQUESTING HOLDER"), made within ten (10) business days after receipt of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("PIGGYBACK REGISTRATION"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders. Notwithstanding the provisions of this Section 6.3, the Company shall have the right at any time after it shall have given written notice pursuant to this
Section 6.3 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

7. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SHARES.

     7.1 SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

     7.2 ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     7.3 RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the shares of Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holders had exercised the Warrants.

     7.4 NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall for example be made:

          (a) Upon the issuance or sale of shares of Common Stock upon the exercise of the Warrants; or

          (b) Upon (i) the issuance of options pursuant to the Company's employee stock option plans in effect or the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any such options, or (ii) the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants; or

          (c) Upon the issuance of shares of Common Stock pursuant to contractual obligations; or

          (d) If the amount of said adjustment shall be less than 2 cents (2c) per Share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 2 cents (2c) per Share.

     7.5 DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO OUTSTANDING SECURITIES. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder or Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 7.5.

8. EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES.

     Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

9. ELIMINATION OF FRACTIONAL INTERESTS.

     The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

10. RESERVATION AND LISTING OF SECURITIES.

     The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts, once it has become a public company, to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on or quoted on the electronic bulletin board, by NASDAQ or listed on such national securities exchanges.

11. NOTICES TO WARRANT HOLDERS.

     Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or any proposed dissolution, liquidation, winding up or sale.

12. NOTICES.

     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

          (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

          (b) If to the Company, to the address set forth in Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.

13. SUPPLEMENTS AND AMENDMENTS.

     The Company may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which the Company deems not to adversely affect the interests of the Holders of Warrant Certificates.

14. SUCCESSORS.

     All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

15. TERMINATION.

     This Agreement shall terminate at the close of business on June 29, 2004. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised and all the Shares issuable upon exercise of the Warrants have been resold to the public; provided, however, that the provisions of Article 6 shall survive such termination until the close of business on June 29, 2004.

16. GOVERNING LAW.

     This Agreement and each Warrant Certificate hereunder shall be governed by and interpreted in accordance with the laws of the State of Georgia without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Atlanta, Georgia, and expressly consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia, Atlanta Division for the adjudication of any civil action asserted pursuant to this Paragraph.

17. BENEFITS OF THIS AGREEMENT.

     Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Investor and any other registered holder or holders of the Warrant Certificates, Warrants or the Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Investor and any other holder or holders of the Warrant Certificates, Warrants or the Shares.

18. COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                             ALLERGY SUPERSTORE.COM, INC.
                                             By:            /s/  Timothy C. Moses
                                                   ---------------------------------------
                                             Name: Timothy C. Moses
                                             Title: Chairman of the Board and Chief
                                                   Executive Officer
Attest:
      ------------------------------------
Name:
      ------------------------------------
Title:
      ------------------------------------
                                             INVESTOR
                                             By:              /s/  Jackson LLC
                                                   ---------------------------------------
                                             Name: CTC Corporation Ltd
                                             Title: Director
Attest:
      ------------------------------------
Name:
      ------------------------------------
Title:
      ------------------------------------

                                                                       EXHIBIT A

     THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

     THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                5:00 P.M., EASTERN STANDARD TIME, JUNE 29, 2004

No.1999-1                                                         100,000 Shares

                              WARRANT CERTIFICATE

     This Warrant Certificate certifies that Jackson LLC ("INVESTOR") or registered assigns, is the registered holder of 100,000 Warrants to purchase, at any time from June 30, 1999, until 5:00 P.M. Eastern Standard Time on June 29, 2004 ("EXPIRATION DATE"), up to 100,000 shares ("SHARES") of fully-paid and non-assessable common stock, no par value ("COMMON STOCK"), of Allergy Superstore.com, Inc., a Delaware corporation (the "COMPANY"), at the Initial Exercise Price, subject to adjustment in certain events (the "EXERCISE PRICE"), of $5.126 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of June 30, 1999, between the Company and Investor (the "WARRANT AGREEMENT"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.

     No Warrant may be exercised after 5:00 P.M., Eastern Standard Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Warrants.

     The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferees) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated: As of June 30, 1999
                                             ALLERGY SUPERSTORE.COM, INC.
                                             By:            /s/  Timothy C. Moses
                                                   ---------------------------------------
                                             Name: Timothy C. Moses
                                             Title: Chairman of the Board and Chief
                                                   Executive Officer
Attest:
      ------------------------------------
Name:
      ------------------------------------
Title:
      ------------------------------------

                         [FORM OF ELECTION TO PURCHASE]

     The undersigned hereby irrevocably elects to exercise the right,
represented by this Warrant Certificate, to purchase                Shares and
herewith tenders in payment for such Shares cash or a certified or official bank
check payable in New York Clearing House Funds to the order of                in
the amount of $          , all in accordance with the terms hereof. The
undersigned requests that a certificate for such Shares be registered in the
name of                           whose address is                          ,
and that such Certificate be delivered to
                                       , whose address is
                                       .

Dated: ---------------------------------------    Signature: -----------------------------------
                                                  (Signature must conform in all respects to
                                                  name of holder as specified on the face of
                                                  the Warrant Certificate.)

------------------------------------------------
------------------------------------------------
(Insert Social Security or Other
Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

            (TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH HOLDER
                 DESIRES TO TRANSFER THE WARRANT CERTIFICATE.)

     FOR VALUE RECEIVED                 hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                 (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
                               , Attorney, to transfer the within Warrant
Certificate on the books of the within-named Company, with full power of substitution.

Dated: ---------------------------------------    Signature: -----------------------------------
                                                  (Signature must conform in all respects to
                                                  name of holder as specified on the face of
                                                  the Warrant Certificate.)

------------------------------------------------
------------------------------------------------
(Insert Social Security or Other
Identifying Number of Holder)

                                                                      APPENDIX F

                        PRIVATE EQUITY CREDIT AGREEMENT

                                 BY AND BETWEEN

                                  JACKSON LLC

                                      AND

                          BIOSHIELD TECHNOLOGIES, INC.

                           DATED AS OF JUNE 30, 1999

                                                                          PAGE
                                                                          ----
ARTICLE I     CERTAIN DEFINITIONS.......................................   F-1
              Section 1.1    Defined Terms..............................   F-1
ARTICLE II    PURCHASE AND SALE OF COMMON STOCK.........................   F-6
              Section 2.1    Investments................................   F-6
              Section 2.2    Mechanics..................................   F-7
              Section 2.3    Closings...................................   F-7
              Section 2.4    Special Circumstances; Adjustment Period...   F-7
              Section 2.5    Termination of Investment Obligation.......   F-8
              Section 2.6    Blackout Shares............................   F-8
              Section 2.7    Liquidated Damages.........................   F-8
ARTICLE III   REPRESENTATIONS AND WARRANTIES OF
              INVESTOR..................................................   F-9
              Section 3.1    Intent.....................................   F-9
              Section 3.2    Sophisticated Investor.....................   F-9
              Section 3.3    Authority..................................   F-9
              Section 3.4    Not an Affiliate...........................   F-9
              Section 3.5    Organization and Standing..................   F-9
              Section 3.6    Absence of Conflicts.......................   F-9
              Section 3.7    Disclosure; Access to Information..........  F-10
              Section 3.8    Manner of Sale.............................  F-10
              Section 3.9    Financial Capacity.........................  F-10
              Section 3.10   No SEC or NASD Proceedings.................  F-10
ARTICLE IV    REPRESENTATIONS AND WARRANTIES OF THE
              COMPANY...................................................  F-10
              Section 4.1    Organization of the Company................  F-10
              Section 4.2    Authority..................................  F-10
              Section 4.3    Capitalization.............................  F-11
              Section 4.4    Common Stock...............................  F-11
              Section 4.5    SEC Documents..............................  F-11
              Section 4.6    Exemption from Registration; Valid
                             Issuances..................................  F-11
              Section 4.7    No General Solicitation or Advertising in
                             Regard to this Transaction.................  F-12
              Section 4.8    Corporate Documents........................  F-12
              Section 4.9    No Conflicts...............................  F-12
              Section 4.10   No Material Adverse Change.................  F-12
              Section 4.11   No Undisclosed Liabilities.................  F-13
              Section 4.12   No Undisclosed Events or Circumstances.....  F-13
              Section 4.13   No Integrated Offering.....................  F-13
              Section 4.14   Litigation and Other Proceedings...........  F-13
              Section 4.15   No Misleading or Untrue Communication......  F-13
              Section 4.16   Material Non-Public Information............  F-13
ARTICLE V     COVENANTS OF INVESTOR.....................................  F-13
              Section 5.1    Compliance with Law........................  F-13
              Section 5.2    Limitation on Short Sales..................  F-14
ARTICLE VI    COVENANTS OF THE COMPANY..................................  F-14
              Section 6.1    Registration Rights........................  F-14

                                                                          PAGE
                                                                          ----
              Section 6.2    Reservation of Common Stock................  F-14
              Section 6.3    Listing of Common Stock....................  F-14
              Section 6.4    Exchange Act Registration..................  F-14
              Section 6.5    Legends....................................  F-14
              Section 6.6    Corporate Existence........................  F-14
              Section 6.7    Additional SEC Documents...................  F-15
              Section 6.8    Notice of Certain Events Affecting
                             Registration; Suspension of Right to Make a
                             Put........................................  F-15
              Section 6.9    Expectations Regarding Put Notices.........  F-15
              Section 6.10   Consolidation; Merger......................  F-15
              Section 6.11   Issuance of Put Shares and Blackout
                             Shares.....................................  F-15
              Section 6.12   Legal Opinion on Subscription Date.........  F-16
ARTICLE VII   CONDITIONS TO DELIVERY OF PUT NOTICES AND CONDITIONS TO
              CLOSING...................................................  F-16
              Section 7.1    Conditions Precedent to the Obligation of
                             the Company to Issue and Sell Common
                             Stock......................................  F-16
              Section 7.2    Conditions Precedent to the Right of the
                             Company to Deliver a Put Notice and the
                             Obligation of Investor to Purchase Put
                             Shares.....................................  F-16
              Section 7.3    Due Diligence Review; Non-Disclosure of
                             Non-Public Information.....................  F-18
ARTICLE VIII  LEGENDS...................................................  F-19
              Section 8.1    Legends....................................  F-19
              Section 8.2    No Other Legend or Stock Transfer
                             Restrictions...............................  F-20
              Section 8.3    Investor's Compliance......................  F-20
ARTICLE IX    NOTICES; INDEMNIFICATION..................................  F-20
              Section 9.1    Notices....................................  F-20
              Section 9.2    Indemnification............................  F-21
              Section 9.3    Method of Asserting Indemnification
                             Claims.....................................  F-22
ARTICLE X     MISCELLANEOUS.............................................  F-24
              Section 10.1   Governing Law; Jurisdiction................  F-24
              Section 10.2   Assignment.................................  F-24
              Section 10.3   Third Party Beneficiaries..................  F-24
              Section 10.4   Termination................................  F-25
              Section 10.5   Entire Agreement, Amendment; No Waiver.....  F-25
              Section 10.6   Fees and Expenses..........................  F-25
              Section 10.7   No Brokers.................................  F-25
              Section 10.8   Counterparts...............................  F-25
              Section 10.9   Survival; Severability.....................  F-25
              Section 10.10  Further Assurances.........................  F-25
              Section 10.11  No Strict Construction.....................  F-25
              Section 10.12  Equitable Relief...........................  F-26
              Section 10.13  Title and Subtitles........................  F-26
              Section 10.14  Reporting Entity for the Common Stock......  F-26

     PRIVATE EQUITY CREDIT AGREEMENT is entered into as of the 30th day of June, 1999 (this "Agreement"), by and between JACKSON, LLC, an entity organized and existing under the laws of the Cayman Islands ("Investor"), and BioShield Technologies, Inc., a corporation organized and existing under the laws of the State of Georgia (the "Company").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Investor, from time to time as provided herein, and Investor shall purchase, up to six million two hundred and fifty thousand dollars ($6,250,000) of the Common Stock (as defined below); and

     WHEREAS, such investments will be made in reliance upon the provisions of
Section 4(2) ("Section 4(2)") of the Securities Act of 1933 and the rules and regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

     Section 1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings specified or indicated (such meanings to be equally applicable to both the singular and plural forms of the terms defined)

     "Adjustment Period" shall have the meaning specified in Section 2.4(b).

     "Adjustment Period Notice" shall have the meaning specified in Section 2.4(a).

     "Agreement" shall have the meaning specified in the preamble hereof.

     "Bid Price" shall mean the closing bid price of the Common Stock on the Principal Market.

     "Blackout Notice" shall have the meaning specified in the Registration Rights Agreement.

     "Blackout Shares" shall have the meaning specified in Section 2.6.

     "By-Laws" shall have the meaning specified in Section 4.8.

     "Certificate" shall have the meaning specified in Section 4.8.

     "Claim Notice" shall have the meaning specified in Section 9.3(a).

     "Closing" shall mean one of the closings of a purchase and sale of shares of Common Stock pursuant to Section 2.1.

     "Closing Date" shall mean, with respect to a Closing, the twentieth (20th) Trading Day following the Put Date related to such Closing, or such earlier date as the Company and Investor shall agree, provided all conditions to such Closing have been satisfied on or before such Trading Day.

     "Commitment Period" shall mean the period commencing on the earlier to occur of (a) the Effective Date or (b) such earlier date as the Company and Investor shall agree, and expiring on the earlier to occur of (i) the date on which Investor shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price of the Maximum Commitment Amount, (ii) the date this Agreement is terminated pursuant to Section 2.5, or (iii) the date occurring twenty-four (24) months from the date of commencement of the Commitment Period.

     "Common Stock" shall mean the Company's common stock, no par value, and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) and assets (upon liquidation of the Company).

     "Common Stock Equivalents" shall mean any securities that are convertible into or exchangeable for Common Stock or any warrants, options or other rights to subscribe for or purchase Common Stock or any such convertible or exchangeable securities.

     "Company" shall have the meaning specified in the preamble to this Agreement.

     "Condition Satisfaction Date" shall have the meaning specified in Section 7.2.

     "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of expert witnesses and investigation).

     "Discount" shall mean twenty percent (20%).

     "Dispute Period" shall have the meaning specified in Section 9.3(a).

     "DTC" shall the meaning specified in Section 2.3.

     "DWAC" shall the meaning specified in Section 2.3.

     "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering resale of the Registrable Securities as set forth in Section 7.2(a).

     "Exchange Act" shall mean the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

     "FAST" shall the meaning specified in Section 2.3.

     "Indemnified Party" shall have the meaning specified in Section 9.3(a).

     "Indemnifying Party" shall have the meaning specified in Section 9.3(a).

     "Indemnity Notice" shall have the meaning specified in Section 9.3(b).

     "Initial Registrable Securities" shall have the meaning specified in the Registration Rights Agreement.

     "Initial Registration Statement" shall have the meaning specified in the Registration Rights Agreement.

     "Investment Amount" shall mean the dollar amount (within the range specified in Section 2.2) to be invested by Investor to purchase Put Shares with respect to any Put Date as notified by the Company to Investor in accordance with Section 2.2.

     "Investor" shall have the meaning specified in the preamble to this Agreement.

     "Legend" shall have the meaning specified in Section 8.1.

     "Market Price" on any given date shall mean the average of the Bid Prices for the twenty (20) Trading Days immediately following the Put Date.

     "Maximum Commitment Amount" shall mean six million two hundred and fifty thousand dollars ($6,250,000), subject to increase as agreed to by the Company and Investor.

     "Minimum Commitment Amount" shall mean two hundred fifty thousand dollars ($250,000).

     "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects or financial condition of the Company that is material and adverse to the Company or to the Company and such other entities controlling or controlled by the Company, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform its obligations under any of (a) this Agreement and (b) the Registration Rights Agreement.

     "Maximum Put Amount" shall mean, with respect to any Put, one million five hundred thousand dollars ($1,500,000), subject to increase as agreed to by the Company and Investor.

     "Minimum Put Amount" shall mean, with respect to any Put, two hundred fifty thousand dollars ($250,000), subject to decrease as agreed to by the Company and Investor.

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "Nasdaq" shall mean The Nasdaq Stock Market, Inc.

     "New Bid Price" shall have the meaning specified in Section 2.6.

     "Old Bid Price" shall have the meaning specified in Section 2.6.

     "Outstanding" shall mean, with respect to the Common Stock, at any date as of which the number of shares of Common Stock is to be determined, all issued and outstanding shares of Common Stock, including all shares of Common Stock issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock; provided, however, that Outstanding shall not include any shares of Common Stock then directly or indirectly owned or held by or for the account of the Company.

     "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Preferred Stock" shall mean the Company's preferred stock, no par value.

     "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

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     "Purchase Price" shall mean, with respect to a Put, the Market Price on the applicable Put Date (or such other date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement) less the product of the Discount and the Market Price.

     "Put" shall mean each occasion that the Company elects to exercise its right to tender a Put Notice requiring Investor to purchase shares of Common Stock, subject to the terms and conditions of this Agreement.

     "Put Date" shall mean the Trading Day during the Commitment Period that a Put Notice is deemed delivered pursuant to Section 2.2(b).

     "Put Notice" shall mean a written notice to Investor setting forth the Investment Amount with respect to which the Company intends to require Investor to purchase shares of Common Stock pursuant to the terms of this Agreement.

     "Put Shares" shall mean all shares of Common Stock issued or issuable pursuant to a Put that has been exercised or may be exercised in accordance with the terms and conditions of this Agreement.

     "Registrable Securities" shall mean the (a) Put Shares, (b) the Blackout Shares and (c) any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a Registration Statement has been declared effective by the SEC and such Registrable Securities have been disposed of pursuant to a Registration Statement, (ii) such Registrable Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 are met, (iii) such time as such Registrable Securities have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to Investor, such Registrable Securities may be sold without registration under the Securities Act or the need for an exemption from any such registration requirements and without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

     "Registration Rights Agreement" shall mean the registration rights agreement in the form of Exhibit A hereto.

     "Registration Statement" shall mean a registration statement on Form SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by Investor of the Registrable Securities under the Securities Act.

     "Regulation D" shall have the meaning specified in the recitals of this Agreement.

     "Remaining Put Shares" shall have the meaning specified in Section 2.6.

     "Rule 144" shall mean Rule 144 under the Securities Act or any similar provision then in force under the Securities Act.

     "SEC" shall mean the Securities and Exchange Commission.

     "Section 4(2)" shall have the meaning specified in the recitals of this Agreement.

     "Securities Act" shall have the meaning specified in the recitals of this Agreement.

     "SEC Documents" shall mean, as of a particular date, all reports and other documents file by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since the beginning of the Company's then most recently completed fiscal year as of the time in question (provided that if the date in question is within ninety days of the beginning of the Company's fiscal year, the term shall include all documents filed since the beginning of the second preceding fiscal year).

     "Subscription Date" shall mean the date on which this Agreement is executed and delivered by the Company and Investor.

     "Third Party Claim" shall have the meaning specified in Section 9.3(a).

     "Trading Cushion" shall mean a minimum of twenty (20) Trading Days between Put Dates, unless a shorter period is agreed to by the Company and Investor.

     "Trading Day" shall mean any day during which the Principal Market shall be open for business.

     "Transfer Agent" shall mean the transfer agent for the Common Stock (and to any substitute or replacement transfer agent for the Common Stock upon the Company's appointment of any such substitute or replacement transfer agent).

     "Underwriter" shall mean any underwriter participating in any disposition of the Registrable Securities on behalf of Investor pursuant to a Registration Statement.

     "Valuation Event" shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions:

          (a) subdivides or combines the Common Stock;

          (b) pays a dividend in shares of Common Stock or makes any other distribution of shares of Common Stock, except for dividends paid with respect to the Preferred Stock;

          (c) issues any warrants, options or other rights to subscribe for or purchase shares of Common Stock and the price per share for which shares of Common Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance;

          (d) issues any securities convertible into or exchangeable for shares of Common Stock and the consideration per share for which shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance;

          (e) issues shares of Common Stock otherwise than as provided in the foregoing subsections (a) through (d), at a price per share less, or for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration;

          (f) makes a distribution of its assets or evidences of indebtedness to the holders of Common Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (e); or

          (g) takes any action affecting the number of Outstanding Common Stock, other than an action described in any of the foregoing subsections (a) through (f) hereof, inclusive, which in the opinion of the Company's Board of Directors, determined in good faith, would have a materially adverse effect upon the rights of Investor at the time of a Put.

     "Valuation Period" shall mean the period of twenty (20) Trading Days immediately following the date on which the applicable Put Notice is deemed to be delivered and during which the Purchase Price of the Common Stock is valued; provided, however, that if a Valuation Event occurs during any Valuation Period, a new Valuation Period shall begin on the Trading Day immediately after the occurrence of such Valuation Event and end on the twentieth Trading Day thereafter.

                                   ARTICLE II

                       PURCHASE AND SALE OF COMMON STOCK

     Section 2.1 INVESTMENTS.

     (a) PUTS. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII), on any Put Date the Company may exercise a Put by the delivery of a Put Notice. The number of Put Shares that Investor shall receive pursuant to such Put shall be determined by dividing the Investment Amount specified in the Put Notice by the Purchase Price with respect to such Put Date.

     (b) MINIMUM AMOUNT OF PUTS. The Company shall, in accordance with Section 2.2(a), deliver to Investor during the Commitment Period, Put Notices with an aggregate Investment Amount at least equal to the Minimum Commitment Amount. If the Company for any reason fails to issue and deliver such Put Shares during the Commitment Period, on the first Trading Day after the expiration of the Commitment Period, the Company shall wire to Investor a sum in immediately available funds equal to the product of (i) the Minimum Commitment Amount minus the aggregate Investment Amounts of the Put Notices delivered to Investor hereunder and (ii) the Discount.

     (c) MAXIMUM AMOUNT OF PUTS. Unless the Company obtains the requisite approval of its shareholders in accordance with the corporate laws of the State of Georgia and the applicable rules of the Principal Market, no more than 1,263,831 shares of Common Stock (representing approximately 19.99% of the Outstanding Common Stock on the date hereof) may be issued and sold to Investor pursuant to this Agreement.

     Section 2.2 MECHANICS.

     (a) PUT NOTICE. At any time during the Commitment Period, the Company may deliver a Put Notice to Investor, subject to the conditions set forth in Section 7.2; provided, however, the Investment Amount for each Put as designated by the Company in the applicable Put Notice shall be neither less than the Minimum Put Amount nor more than the Maximum Put Amount.

     (b) DATE OF DELIVERY OF PUT NOTICE. A Put Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by Investor if such notice is received on or prior to 12:00 noon New York time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon New York time on a Trading Day or at any time on a day which is not a Trading Day.

     Section 2.3 CLOSINGS. On each Closing Date for a Put, (a) the Company shall deliver to Investor one or more certificates, at Investor's option, representing the Put Shares to be purchased by Investor pursuant to Section 2.1 herein, registered in the name of Investor and (b) Investor shall deliver to the Company the Investment Amount specified in the Put Notice by wire transfer of immediately available funds to an account designated by the Company on or before the Closing Date. In lieu of delivering physical certificates representing the Common Stock issuable in accordance with clause (a) of this Section 2.3, and provided that the Transfer Agent then is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of Investor, the Company shall use its commercially reasonable efforts to cause the Transfer Agent to electronically transmit the Put Shares by crediting the account of the holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. In addition, on or prior to such Closing Date, each of the Company and Investor shall deliver to the other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

     Section 2.4 SPECIAL CIRCUMSTANCES; ADJUSTMENT PERIOD.

     (a) ADJUSTMENT PERIOD NOTICE. In the event that the Company shall in good faith anticipate executing an agreement of acquisition, merger or consolidation within ninety (90) days after giving Investor Adjustment Period Notice (as defined below), the Company may, in its sole discretion, give Investor at least twenty-one (21) days irrevocable advance notice, in the form of Exhibit B hereto ("Adjustment Period Notice"), that the Company shall initiate an Adjustment Period (as defined below). The Company shall not give such Adjustment Period Notice if it constitutes the disclosure of material non-public information to Investor.

     (b) ACTIONS DURING THE ADJUSTMENT PERIOD. During the Adjustment Period:

          (i) the Discount shall be increased to twenty-one percent (21%);

          (ii) the duration of the Trading Cushion shall be shortened to ten
     (10) Trading Days until the expiration of five (5) consecutive weeks after the date on which the Adjustment Period Notice was given (the "Adjustment Period"); and

          (iii) the Company may not deliver a Put Notice such that the number of Put Shares to be purchased by Investor upon the applicable Closing, when aggregated with all other shares of Common Stock then owned by Investor beneficially or deemed beneficially owned by Investor, would result in Investor owning more than

     4.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 13(d) of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section 2.4(b)(iii), in the event that the amount of Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act is greater on a Closing Date than on the date upon which the Put Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement would own more than 4.9% of the Common Stock following such Closing Date.

     Section 2.5 TERMINATION OF INVESTMENT OBLIGATION. The obligation of Investor to purchase shares of Common Stock shall terminate permanently without penalty (including with respect to a Closing Date that has not yet occurred) in the event that (a) there shall occur any stop order or suspension of the effectiveness of any Registration Statement for an aggregate of thirty (30) Trading Days during the Commitment Period, for any reason other than deferrals or suspension during a Blackout Period in accordance with the Registration Rights Agreement, as a result of corporate developments subsequent to the Subscription Date that would require such Registration Statement to be amended to reflect such event in order to maintain its compliance with the disclosure requirements of the Securities Act, (b) the Company shall at any time fail to comply with the requirements of Section 6.3, 6.4, 6.5 or 6.6 and such failure shall continue for more than thirty (30) days, or (c) the Company shall provide thirty (30) days notice of termination to Investor.

     Section 2.6 BLACKOUT SHARES. In the event that, (a) within five Trading Days following any Closing Date, the Company gives a Blackout Notice to Investor of a Blackout Period in accordance with the Registration Rights Agreement, and
(b) the Bid Price on the Trading Day immediately preceding such Blackout Period ("Old Bid Price") is greater than the Bid Price on the first Trading Day following such Blackout Period that Investor may sell its Registrable Securities pursuant to an effective Registration Statement ("New Bid Price"), then the Company shall issue to Investor the number of additional shares of Registrable Securities (the "Blackout Shares") equal to the difference between (i) the product of the number of Put Shares held by Investor immediately prior to the Blackout Period that were issued on the most recent Closing Date (the "Remaining Put Shares") multiplied by the Old Bid Price, divided by the New Bid Price, and
(ii) the Remaining Put Shares.

     Section 2.7 LIQUIDATED DAMAGES. Each of the Company and Investor acknowledge and agree that the sum payable under Section 2.1(b) and the requirement to issue Blackout Shares under Section 2.6 shall give rise to liquidated damages and not penalties. Each of the Company and Investor further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by Investor in connection with the failure by the Company to make Puts with aggregate Purchase Prices totaling at least the Minimum Commitment Amount or in connection with a Blackout Period under the Registration Rights Agreement, and (c) each of the Company and Investor are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

     Investor represents and warrants to the Company that:

     Section 3.1 INTENT. Investor is entering into this Agreement for its own account and Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

     Section 3.2 SOPHISTICATED INVESTOR. Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock. Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

     Section 3.3 AUTHORITY. (a) Investor has the requisite power and authority to enter into and perform its obligations under this Agreement and the transactions contemplated hereby in accordance with its terms; (b) the execution and delivery of this Agreement and the Registration Rights Agreement, and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action and no further consent or authorization of Investor or its partners is required; and (c) this Agreement has been duly authorized and validly executed and delivered by Investor and is a valid and binding agreement of Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section 3.4 NOT AN AFFILIATE. Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

     Section 3.5 ORGANIZATION AND STANDING. Investor is a limited partnership duly organized, validly existing and in good standing under the laws of the Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Investor is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a material adverse effect on Investor.

     Section 3.6 ABSENCE OF CONFLICTS. The execution and delivery of this Agreement and any other document or instrument contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof, will not (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor, (b) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound, or conflict with or constitute a material default thereunder,
(c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party, or (d) require the approval of any third-party (that has not been obtained) pursuant to any material contract, instrument, agreement, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

     Section 3.7 DISCLOSURE; ACCESS TO INFORMATION. Investor has received all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by Investor. Investor has reviewed or received copies of the SEC Documents.

     Section 3.8 MANNER OF SALE. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

     Section 3.9 FINANCIAL CAPABILITY. Investor presently has the financial capacity and the necessary capital to perform its obligations hereunder and shall and has provided to the Company such financial and other information that the Company has requested to demonstrate such capacity.

     Section 3.10 NO SEC OR NASD PROCEEDINGS. To the knowledge of Investor, there are no disciplinary proceedings involving Investor or any of its employees pending before the NASD, the SEC or any other regulatory authority to which Investor is subject.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Investor that:

     Section 4.1 ORGANIZATION OF THE COMPANY. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Georgia and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company does not own more than fifty percent (50%) of the outstanding capital stock of or control any other business entity other than Allergy Superstore.Com, Inc. ("ASC"). The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

     Section 4.2 AUTHORITY. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and to issue the Put Shares and the Blackout Shares, if any; (b) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (c) each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section 4.3 CAPITALIZATION. As of March 31, 1999, the authorized capital stock of the Company consisted of 50,000,000 shares of Common Stock, of which 6,144,125 shares were issued and outstanding, and no shares of preferred stock were issued and outstanding. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

     Section 4.4 COMMON STOCK. The Company has registered the Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing or quotation of the Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. As of the date of this Agreement, the Principal Market is the Nasdaq SmallCap Market.

     Section 4.5 SEC DOCUMENTS. The Company has delivered or made available to Investor true and complete copies of the SEC Documents (including, without limitation, proxy information and solicitation materials). The Company has not provided to Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     Section 4.6 EXEMPTION FROM REGISTRATION; VALID ISSUANCES. The sale and issuance of the Put Shares and the Blackout Shares, if any in accordance with the terms and on the bases of the representations and warranties set forth in this Agreement, may and shall be properly issued by the Company to Investor pursuant to Section 4(2), Regulation D and/or any applicable state law. When issued and paid for as herein provided, the Put Shares, and the Blackout Shares, if any, shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Put Shares or the Blackout Shares, if any, pursuant to, nor the Company's performance of its obligations under, this Agreement or the Registration Rights Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Put Shares or the Blackout Shares, if any, or any of the assets of the Company, or (b) entitle the holders of Outstanding Common Stock to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Put Shares and the Blackout Shares, if any, shall not subject Investor to personal liability by reason of the ownership thereof.

     Section 4.7 NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Put Shares or the Blackout Shares, if any, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

     Section 4.8 CORPORATE DOCUMENTS. The Company has furnished or made available to Investor true and correct copies of the Company's Certificate of Incorporation, as amended and in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as amended and in effect on the date hereof (the "By-Laws").

     Section 4.9 NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Put Shares and the Blackout Shares, if any, do not and will not (a) result in a violation of the Certificate or By-Laws or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing; provided, however, that for purposes of the Company's representations and warranties as to violations of foreign law, rule or regulation referenced in clause (c), such representations and warranties are made only to the best of the Company's knowledge insofar as the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby are or may be affected by the status of Investor under or pursuant to any such foreign law, rule or regulation. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to any Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Nasdaq National Market); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of Investor herein.

     Section 4.10 NO MATERIAL ADVERSE CHANGE. Since January 1, 1999, no event has occurred that would have a Material Adverse Effect on the Company, except as disclosed in the SEC Documents.

     Section 4.11 NO UNDISCLOSED LIABILITIES. The Company has no liabilities or obligations that are material, individually or in the aggregate, and that are not disclosed in the SEC Documents or otherwise publicly announced, other than those incurred in the ordinary course of the Company's businesses since March 1, 1998 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

     Section 4.12 NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since January 1, 1999, no event or circumstance has occurred or exists with respect to the or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

     Section 4.13 NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement, under circumstances that would require registration of the Common Stock under the Securities Act.

     Section 4.14 LITIGATION AND OTHER PROCEEDINGS. Except as may be set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which would have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would have a Material Adverse Effect.

     Section 4.15 NO MISLEADING OR UNTRUE COMMUNICATION. The Company, any Person representing the Company, and, to the knowledge of the Company, any other Person selling or offering to sell the Put Shares or the Blackout Shares, if any, in connection with the transactions contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

     Section 4.16 MATERIAL NON-PUBLIC INFORMATION. The Company is not in possession of, nor has the Company or its agents disclosed to Investor, any material non-public information that (a) if disclosed, would reasonably be expected to have a materially adverse effect on the price of the Common Stock or
(b) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

                                   ARTICLE V

                             COVENANTS OF INVESTOR

     Section 5.1 COMPLIANCE WITH LAW. Investor's trading activities with respect to shares of the Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the NASD and the Principal Market on which the Common Stock is listed.

     Section 5.2 LIMITATION ON SHORT SALES. Investor and its Affiliates shall not engage in short sales of the Common Stock; provided, however, that Investor may enter into any short sale or other hedging or similar arrangement it deems appropriate with respect to Put Shares after it receives a Put Notice with respect to such Put Shares so long as such sales or arrangements do not involve more than the number of such Put Shares (determined as of the date of such Put Notice). Investor and its Affiliates agree to provide to the Company upon written request from time to time its securities trading records in order to demonstrate that it has complied with this Section 5.2.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

     Section 6.1 REGISTRATION RIGHTS. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all respects with the terms thereof.

     Section 6.2 RESERVATION OF COMMON STOCK. As of the date hereof, the Company has available and the Company shall reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Put Shares and the Blackout Shares, if any. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered hereunder.

     Section 6.3 LISTING OF COMMON STOCK. The Company shall maintain the listing of the Common Stock on a Principal Market, and will cause the Put Shares and the Blackout Shares, if any, to be listed on the Principal Market. The Company further shall, if the Company applies to have the Common Stock traded on any other Principal Market, include in such application the Put Shares and the Blackout Shares, if any, and shall take such other action as is necessary or desirable in the reasonable opinion of Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company shall use its commercially reasonable efforts to continue the listing and trading of the Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Principal Market.

     Section 6.4 EXCHANGE ACT REGISTRATION. The Company shall take all commercially reasonable steps to cause the Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will use its commercially reasonable efforts to comply in all material respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act.

     Section 6.5 LEGENDS. The certificates evidencing the Put Shares and the Blackout Shares, if any, shall be free of legends, except as provided for in
Article VIII.

     Section 6.6 CORPORATE EXISTENCE. The Company shall take all commercially reasonable steps necessary to preserve and continue the corporate existence of the Company.

     Section 6.7 ADDITIONAL SEC DOCUMENTS. The Company shall deliver to Investor, promptly after the originals thereof are submitted to the SEC for filing, copies of all SEC Documents so furnished or submitted to the SEC.

     Section 6.8 NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION; SUSPENSION OF RIGHT TO MAKE A PUT. The Company shall promptly notify Investor upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities: (a) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus; (b) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; (c) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (d) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (e) the Company's reasonable determination that a post-effective amendment to the registration statement would be appropriate, and the Company shall promptly make available to Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to Investor any Put Notice during the continuation of any of the foregoing events.

     Section 6.9 EXPECTATIONS REGARDING PUT NOTICES. Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company undertakes to notify Investor as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Put Notices. Such notification shall constitute only the Company's good faith estimate with respect to such calendar quarter and shall in no way obligate the Company to raise such amount during such calendar quarter or otherwise limit its ability to deliver Put Notices during such calendar quarter. The failure by the Company to comply with this provision can be cured by the Company's notifying Investor at any time as to its reasonable expectations with respect to the current calendar quarter.

     Section 6.10 CONSOLIDATION; MERGER. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to Investor such shares of stock and/or securities as Investor is entitled to receive pursuant to this Agreement.

     Section 6.11 ISSUANCE OF PUT SHARES AND BLACKOUT SHARES. The sale of the Put Shares, the issuance of the Blackout Shares, if any, shall be made in accordance with the provisions and requirements of Regulation D and any applicable state law.

     Section 6.12 LEGAL OPINION ON SUBSCRIPTION DATE. The Company's legal counsel shall deliver to Investor upon execution of this Agreement an opinion in the form of Exhibit C, except for paragraph 7 thereof.

                                  ARTICLE VII

                           CONDITIONS TO DELIVERY OF
                     PUT NOTICES AND CONDITIONS TO CLOSING

     Section 7.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL COMMON STOCK. The obligation hereunder of the Company to issue and sell the Put Shares to Investor incident to each Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below.

     (a) Accuracy of Investor's Representation and Warranties. The representations and warranties of Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time, except for changes which have not had a Material Adverse Effect.

     (b) Performance by Investor. Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Investor at or prior to such Closing.

     Section 7.2 CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO DELIVER A PUT NOTICE AND THE OBLIGATION OF INVESTOR TO PURCHASE PUT SHARES. The right of the Company to deliver a Put Notice and the obligation of Investor hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on (a) the date of delivery of such Put Notice and (b) the applicable Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions:

     (a) Registration of Registrable Securities with the SEC. As set forth in the Registration Rights Agreement, the Company shall have filed with the SEC the Initial Registration Statement with respect to the resale of the Initial Registrable Securities by Investor and such Registration Statement shall have been declared effective by the SEC prior to the first Put Date, and in any event no later than ninety (90) days after filing of the Initial Registration Statement. For the purposes of any Put Notice with respect to the Registrable Securities other than the Initial Registrable Securities, the Company shall have filed with the SEC a Registration Statement with respect to the resale of such Registrable Securities by Investor which shall have been declared effective by the SEC prior to the Put Date therefor.

     (b) Effective Registration Statement. As set forth in the Registration Rights Agreement, a Registration Statement shall have previously become effective for the resale by Investor of the Registrable Securities subject to such Put Notice and such Registration Statement shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of such Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of such Registration Statement or related prospectus shall exist.

     (c) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties herein to be incorrect and which have been corrected with no continuing impairment to the Company or Investor.

     (d) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

     (e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits or directly and materially adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by this Agreement.

     (f) Adverse Changes. Since the date of filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

     (g) No Suspension of Trading In or Delisting of Common Stock. The trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or the NASD and the Common Stock shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market.

     (h) Legal Opinion. The Company shall have caused to be delivered to Investor, within five (5) Trading Days of the effective date of the Initial Registration Statement and each subsequent Registration Statement, an opinion of the Company's legal counsel in the form of Exhibit C hereto, addressed to Investor.

     (i) Due Diligence. No dispute between the Company and Investor shall exist pursuant to Section 7.3 as to the adequacy of the disclosure contained in any Registration Statement.

     (j) Ten Percent Limitation. On each Closing Date, the number of Put Shares then to be purchased by Investor shall not exceed the number of such shares that, when aggregated with all other shares of Registrable Securities then owned by Investor beneficially or deemed beneficially owned by Investor, would result in Investor owning no more than 9.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section 7.2(j), in the event that the amount of Common Stock outstanding as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the date upon which the Put Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement and Blackout Shares, if any, would own more than 9.9% of the Common Stock following such Closing Date.

     (k) Minimum Bid Price. The average of the Bid Prices for the twenty (20) Trading Days immediately preceding the Put Notice shall have equaled or exceeded $1.00 (as adjusted for stock splits, stock dividends, reverse stock splits, and similar events).

     (l) No Knowledge. The Company shall have no knowledge of any event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen Trading Days following the Trading Day on which such Notice is deemed delivered).

     (m) Trading Cushion. The Trading Cushion shall have elapsed since the immediately preceding Put Date.

     (n) Shareholder Vote. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

     (o) Other. On each Condition Satisfaction Date, Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by Investor in order for Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2., including, without limitation, a certificate in substantially the form and substance of Exhibit D hereto, executed by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

     Section 7.3 DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

     (a) The Company shall make available for inspection and review by Investor, advisors to and representatives of Investor (who may or may not be affiliated with Investor and who are reasonably acceptable to the Company), any Underwriter, any Registration Statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by Investor or any such representative, advisor or Underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of such Registration Statement for the sole purpose of enabling Investor and such representatives, advisors and Underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

     (b) Each of the Company, its officers, directors, employees and agents shall in no event disclose non-public information to Investor, advisors to or representatives of Investor (including, without limitation, in connection with the giving of the Adjustment Period Notice pursuant to Section 2.4) unless prior to disclosure of such information the Company identifies such information as being non-public information and provides Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require Investor's advisors and representatives to enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company and Investor.

     (c) Nothing herein shall require the Company to disclose non-public information to Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company shall, as hereinabove provided, immediately notify the advisors and representatives of Investor and any Underwriters of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in a Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 7.3 shall be construed to mean that such persons or entities other than Investor (without the written consent of Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms and conditions of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, any Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in such Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                  ARTICLE VIII

                                    LEGENDS

     Section 8.1 LEGENDS. Unless otherwise provided below, each certificate representing Registrable Securities will bear the following legend (the "Legend"):

          The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Securities Act") or qualified under applicable state securities laws. These securities may not be offered, sold, pledged, hypothecated, transferred or otherwise disposed of except pursuant to (i) an effective registration statement and qualification in effect with respect thereto under the Securities Act and under any applicable state securities law, (ii) to the extent applicable, Rule 144 under the Securities Act, or (iii) an opinion of counsel reasonably acceptable to BioShield Technologies, Inc. that such registration and qualification is not required under applicable federal and state securities laws.

     As soon as practicable after the execution and delivery hereof, the Company shall issue to the Transfer Agent instructions in substantially the form of Exhibit E hereto. Such instructions shall be irrevocable by the Company from and after the date thereof or from and after the issuance thereof except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the Transfer Agent to issue to Investor certificates evidencing shares of Common

Stock incident to a Closing, free of the Legend, without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the Transfer Agent by or from the Company or its counsel or Investor; provided that (a) a Registration Statement shall then be effective, (b) Investor confirms to the Transfer Agent and the Company that it has or intends to sell such Common Stock to a third party which is not an affiliate of Investor or the Company and Investor agrees to redeliver the certificate representing such shares of Common Stock to the Transfer Agent to add the Legend in the event the Common Stock is not sold, and
(c) if reasonably requested by the transfer agent or the Company, Investor confirms to the transfer agent and the Company that Investor has complied with the prospectus delivery requirement under the Securities Act. At any time after the Effective Date, upon surrender of one or more certificates evidencing Common Stock that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered

     Section 8.2 NO OTHER LEGEND OR STOCK TRANSFER RESTRICTIONS. No legend other than the one specified in Section 8.1 has been or shall be placed on the share certificates representing the Common Stock and no instructions or "stop transfers orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article VIII.

     Section 8.3 INVESTOR'S COMPLIANCE. Nothing in this Article VIII shall affect in any way Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

                                   ARTICLE IX

                            NOTICES; INDEMNIFICATION

     Section 9.1 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to the Company:

          BioShield Technologies, Inc.
          Suite B109
          4405 International Blvd.
          Norcross, Georgia 30093
          Attention: Timothy C. Moses
          Telephone: (770) 925-3432
          Facsimile: (770) 921-1065

     with a copy (which shall not constitute notice) to:

          Sims Moss Kline & Davis LLP
          1000 Abernathy Road
          Atlanta, Georgia 30328
          Attention: Raymond L. Moss, Esq.
          Telephone: (770) 481-7201
          Facsimile: (770) 481-7210

     if to Investor:

          Jackson, LLC
          Executive Pavilion
          90 Grove Street
          Ridgefield, Connecticut 06877
          Attn: Steve Hicks
          Telephone: (203) 431-8300
          Facsimile: (203) 431-8301

     Either party hereto may from time to time change its address or facsimile number for notices under this Section 9.1 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section 9.2 INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless Investor and its officers, directors, employees, and agents, and each Person or entity, if any, who controls Investor within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, together with the Controlling Persons (as defined in the Registration Rights Agreement) from and against any Damages, joint or several, and any action in respect thereof to which Investor, its partners, affiliates, officers, directors, employees, and duly authorized agents, and any such Controlling Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from Investor's failure to perform any covenant or agreement contained in this Agreement or Investor's or its officers, directors, employees, agents or Controlling Persons negligence, recklessness or bad faith in performing its obligations under this Agreement.

     (b) Investor agrees to indemnify and hold harmless the Company and its officers, directors, employees, and agents, and each Person or entity, if any, who controls Investor within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, together with the Controlling Persons from and against any Damages, joint or several, and any action in respect thereof to which Investor, its partners, affiliates, officers, directors, employees, and duly authorized agents, and any such Controlling Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from the Company's failure to perform any covenant or agreement contained in this Agreement or the Company's or its officers, directors, employees, agents or Controlling Persons negligence, recklessness or bad faith in performing its obligations under this Agreement.

     Section 9.3 METHOD OF ASSERTING INDEMNIFICATION CLAIMS. All claims for indemnification by any Indemnified Party (as defined below) under Section 9.2 shall be asserted and resolved as follows:

     (a) In the event any claim or demand in respect of which any person claiming indemnification under any provision of Section 9.2 (an "Indemnified Party") might seek indemnity under Section 9.2 is asserted against or sought to be collected from such Indemnified Party by a person other than a party hereto or an affiliate thereof (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of Section 9.2 against any person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section 9.2 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

     (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 9.3(a), then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to Section 9.2). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 9.2 with respect to such Third Party Claim.

     (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 9.3(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

     (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 9.2 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the amount of Damages specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under Section 9.2 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the

Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that it the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be enlisted to institute such legal action as it deems appropriate.

     (b) In the event any Indemnified Party should have a claim under Section
9.2 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 9.2 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the amount of Damages specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 9.2 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that it the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be enlisted to institute such legal action as it deems appropriate.

                                   ARTICLE X

                                 MISCELLANEOUS

     Section 10.1 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Georgia without regard to the principles of conflicts of law. Each of the Company and Investor hereby submit to the exclusive jurisdiction of the United States Federal and state courts located in Atlanta, Georgia with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

     Section 10.2 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company and Investor and their respective successors and permitted assigns. Neither this Agreement nor any rights of Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Common Stock purchased or acquired by Investor hereunder with respect to the Common Stock held by such person, and (b) Investor's interest in this Agreement may be assigned at any time, in whole but not in part, to any affiliate of Investor.

     Section 10.3 THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the Company and Investor and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 10.4 TERMINATION. This Agreement shall terminate twelve (12) months after the commencement of the Commitment Period (unless extended by the agreement of the Company and Investor); provided, however, that the provisions of Article VI, VIII, and Sections 10.1, 10.2, and 10.4 shall survive the termination of this Agreement.

     Section 10.5 ENTIRE AGREEMENT, AMENDMENT; NO WAIVER. This Agreement and the instruments referenced herein contain the entire understanding of the Company and Investor with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     Section 10.6 FEES AND EXPENSES. Each of the Company and Investor agrees to pay its own expenses in connection with the preparation of this Agreement and performance of its obligations hereunder.

     Section 10.7 NO BROKERS. Each of the Company and Investor represents that other than J.P. Carey Securities, Inc. and Greenfield Capital Partners, LLC (for which the Company shall be responsible for the fees of such entities) it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     Section 10.8 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the Company and Investor and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the parties so delivering this Agreement.

     Section 10.9 SURVIVAL; SEVERABILITY. The representations, warranties, covenants and agreements of the parties hereto shall survive each Closing hereunder for a period of one year. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

     Section 10.10 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     Section 10.11 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     Section 10.12 EQUITABLE RELIEF. The Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to Investor. The Company therefore agrees that Investor shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 10.13 TITLE AND SUBTITLES. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

     Section 10.14 REPORTING ENTITY FOR THE COMMON STOCK. The reporting entity relied upon for the determination of the trading price of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg L.P. or any successor thereto. The written mutual consent of Investor and the Company shall be required to employ any other reporting entity.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Private Equity Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                          BIOSHIELD TECHNOLOGIES, INC.

                                          By:      /s/ TIMOTHY C. MOSES
                                             -----------------------------------
                                              Name: Timothy C. Moses
                                              Title: CEO

                                          JACKSON, LLC

                                          By:         /s/ DAVID SIMS
                                             -----------------------------------
                                              Name: Navigator Management Ltd.
                                              Title: Director

                                                                       EXHIBIT A

                    [FORM OF REGISTRATION RIGHTS AGREEMENT]

                                                                       EXHIBIT B

                            ADJUSTMENT PERIOD NOTICE

     Notice is hereby granted that the Board of Directors of BioShield Technologies, Inc. (the "Company") anticipates executing a merger or acquisition agreement within ninety (90) days of the date hereof.

     The following five-week period is hereby designated as an Adjustment Period
pursuant to Section 2.4 of the Private Equity Credit Agreement, dated June   ,
1999, by and between the Company and Jackson, LLC.

     Beginning:
     ---------------------------------------------------
     (no sooner that twenty-one (21) days from the date this notice is deemed to be delivered)

     Expiring:
     ---------------------------------------------------

     The undersigned has executed this Certificate this      day of           ,
200 .

                                          By:
                                          --------------------------------------
                                          Name:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                                                       EXHIBIT C

              FORM OF OPINION OF THE COMPANY'S INDEPENDENT COUNSEL

                                                                       EXHIBIT D

                             COMPLIANCE CERTIFICATE

     In connection with the issuance of shares of common stock of BioShield Technologies, Inc. (the "Company") pursuant to the Put Notice, dated delivered by the Company to Jackson, LLC, ("Investor") pursuant to Article II of the Private Equity Credit Agreement (the "Agreement"), dated
June   , 1999, by and between the Company and Investor (the "Agreement"), the undersigned hereby certifies as follows:

     1. The undersigned is the duly elected Chief [Executive] [Financial] Officer of the Company.

     2. The representations and warranties of the Company set forth in Article V of the Agreement are true and correct in all material respects as though made on and as of the date hereof (other than representations and warranties made as of a specific date), except for changes which have not had a Material Adverse Effect.

     3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Closing Date related to the Put Notice and has complied in all material respects with all obligations and conditions contained in Article VII of the Agreement.

     The terms used herein but not defined herein shall have the meanings specified in the Agreement.

     The undersigned has executed this Certificate this      day of
               , 199  .

                                          By:
                                          --------------------------------------
                                          Name:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                                                       EXHIBIT E

                         INSTRUCTIONS TO TRANSFER AGENT

                                  AMENDMENT TO
                        PRIVATE EQUITY CREDIT AGREEMENT

     Amendment to that certain Private Equity Credit Agreement dated as of the 30th day of June, 1999 (the "Agreement"), by and between JACKSON, LLC, an entity organized and existing under the laws of the Cayman Islands ("Investor"), and BioShield Technologies, Inc., a corporation organized and existing under the laws of the State of Georgia (the "Company").

     WHEREAS, the parties desire that the Agreement be amended so that, subject to the terms and conditions contained therein, the Company shall issue and sell to Investor, from time to time, and Investor shall purchase, up to ten million dollars ($10,000,000) of the Common Stock (as defined in the Agreement).

     NOW, THEREFORE, the parties hereto agree as follows:

     1. The definition of "Maximum Commitment Amount" contained in Article I of the Agreement shall be amended to read in its entirety as follows:

     "Maximum Commitment Amount" shall mean ten million dollars ($10,000,000), subject to increase as agreed to by the Company and Investor."

     2. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect in all respects.

     3. This Amendment shall be governed by and interpreted in accordance with the laws of the State of Georgia without regard to the principles of conflicts of law. Each of the Company and Investor hereby submit to the exclusive jurisdiction of the United States Federal and state courts located in Atlanta, Georgia with respect to any dispute arising under this Amendment.

     4. This Amendment is intended for the benefit of the Company and Investor and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     5. This Amendment contains the entire understanding of the Company and Investor with respect to the matters covered herein. No provision of this Amendment may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     6. This Amendment may be executed in multiple counterparts, each of which may be executed by less than all of the Company and Investor and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Amendment, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy hereof bearing the signature of the parties so delivering this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                                  BIOSHIELD TECHNOLOGIES, INC.

            By: /s/ TIMOTHY C. MOSES              By: /s/ JACQUES ELFERSY
     --------------------------------------           --------------------------------------
                Timothy C. Moses                      Name: Jacques Elfersy
                      CEO                             Title:

                                                  JACKSON, LLC
                                                  By:

                                                  By: /s/ DAVID SIMS
                                                      --------------------------------------
                                                      Name: Navigator Management Ltd.
                                                      Title: Director

                                                                      APPENDIX G

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 30, 1999, is made and entered into by and between BIOSHIELD TECHNOLOGIES, INC., a Georgia corporation (the "Company"), and JACKSON, LLC, a Cayman Island limited liability company (the "Investor").

     WHEREAS, the Company and the Investor have entered into that certain Private Equity Credit Agreement dated as of the date hereof (the "Investment Agreement"), pursuant to which the Company may issue and sell, from time to time, to the Investor up to $6,250,000 worth of shares of its common stock, no par value per share (the "Common Stock"); and

     WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor's agreement to enter into the Investment Agreement, the Company has agreed to provide the Investor with certain registration rights with respect to the Registrable Securities;

     NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein and in the Investment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows (capitalized terms used herein and not defined herein shall have the respective meanings ascribed to them in the Investment Agreement):

                                   ARTICLE I

                              REGISTRATION RIGHTS

     1.1 FORM SB-2 REGISTRATION STATEMENTS.

     (a) FILING OF FORM SB-2 REGISTRATION STATEMENT. Subject to the terms and conditions of this Agreement, the Company shall (i) prepare and, within one hundred forty (140) days following the Subscription Date, deliver to the Investor a draft of a registration statement on Form SB-2 under the Securities Act (the "Initial Registration Statement") for the registration for the resale by the Investor of at least one million (1,000,000) Registrable Securities (the "Initial Registrable Securities") and accompanied or preceded by a questionnaire (a "Selling Shareholder Questionnaire") and of the type commonly used for offerings of this kind and (ii) within ten (10) days after the Company has received comments, if any, and a properly completed Selling Shareholder Questionnaire from the Investor, file the Initial Registration Statement with the SEC. Thereafter, if the Company desires to issue and sell to the Investor any Registrable Securities in addition to the Initial Registrable Securities, the Company shall first file with the SEC a registration statement on Form SB-2 under the Securities Act (the Initial Registration Statement and any subsequent registration statement, each a "Registration Statement").

     (b) EFFECTIVENESS OF THE INITIAL REGISTRATION STATEMENT. The Company shall use its commercially reasonable efforts (i) to have the Initial Registration Statement declared effective by the SEC by no later than one hundred and twenty
(120) days after the filing of the Initial Registration Statement, and (ii) to ensure that the Initial Registration

Statement and any subsequent Registration Statement remains in effect throughout the term of this Agreement as set forth in Section 4.2, subject to the terms and conditions of this Agreement.

     [(c) FAILURE TO MAINTAIN EFFECTIVENESS OF A REGISTRATION STATEMENT. In the event the Company fails to maintain the effectiveness of any Registration Statement (or the underlying prospectus) throughout the term of this Agreement, other than temporary suspensions permitted by Section 1.1(e), and the Investor holds any Registrable Securities at any time during the period of such ineffectiveness (an "Ineffective Period"), the Company shall pay to the Investor in immediately available funds into an account designated by the Investor an amount equal to one percent (1%) of the aggregate Purchase Price of all of the Registrable Securities then held by the Investor for each thirty (30) calendar day period (prorated for partial periods) of such Ineffective Period; provided, that the Company shall be entitled to credit against any such payment the value of the Blackout Shares (based on the applicable New Bid Price) issued to the Investor pursuant to Section 2.6 of the Investment Agreement. The payments required by this Section 1.1(d) shall be made on the first Trading Day after the earliest to occur of (i) the expiration of the Commitment Period, and (ii) the expiration of an Ineffective Period (or if an Ineffective Period shall last more than thirty (30) calendar days, the expiration of each thirty (30) calendar days of an Ineffective Period).]

     (d) DEFERRAL OR SUSPENSION DURING A BLACKOUT PERIOD. Notwithstanding the provisions of Section 1.1 (c), if the Company shall furnish to the Investor notice (a "Blackout Notice") signed by the Chief Executive Officer or Chief Financial Officer of the Company stating that he has determined in good faith that it would be seriously detrimental to the Company and its shareholders for the Initial Registration Statement to be filed (or for any Registration Statement to remain in effect) and it is therefore desirable to defer the filing of such Initial Registration Statement (or temporarily suspend the effectiveness of any Registration Statement or use of the related prospectus), the Company shall have the right (i) immediately to defer such filing for a period of not more than thirty (30) days beyond the date by which such Initial Registration Statement was otherwise required hereunder to be filed or (ii) suspend the effectiveness of any Registration Statement for a period of not more than thirty
(30) days (any such deferral or suspension period of up to thirty days, a "Blackout Period"). The Investor acknowledges that it would be seriously detrimental to the Company and its shareholders for such initial Registration Statement to be filed (or for any Registration Statement to remain in effect) during a Blackout Period and therefore essential to defer such filing (or suspend such effectiveness) during such Blackout Period, and agrees to cease any disposition of Registrable Securities during such Blackout Period. The Company may not utilize any of its rights under this Section 1.1(d) to defer the filing of a Registration Statement (or suspend its effectiveness) more than twice in any twelve (12) month period. Following such deferral or suspension, the Investor shall be entitled to such additional number of shares of Common Stock as set forth in Section 2.7 of the Investment Agreement.

     (e) LIQUIDATED DAMAGES. The Company and the Investor hereto acknowledge and agree that the sums payable under subsection 1(c) above shall constitute liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration

Statement, (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm's length.

                                   ARTICLE II

                            REGISTRATION PROCEDURES

     Section 2.1 FILINGS; INFORMATION. The Company will effect the registration and sale of the Registrable Securities in accordance with the intended methods of disposition thereof. Without limiting the foregoing, the Company in each such case will do the following as expeditiously as possible, but in no event later than the deadline, if any, prescribed therefor in this Agreement:

          (a) The Company shall (i) prepare and file with the SEC a Registration Statement on Form SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and in accordance with the intended method of distribution of such Registrable Securities); (ii) use commercially reasonable efforts to cause such filed Registration Statement to become and remain effective (pursuant to Rule 415 under the Securities Act or otherwise); (iii) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the time period prescribed by Section 1.1(b); and
     (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Investor set forth in such Registration Statement.

          (b) The Company shall file all necessary amendments to any Registration Statement in order to effectuate the purpose of this Agreement and the Investment Agreement.

          (c) No later than five (5) days prior to filing any amendment or supplement to the Initial Registration Statement or any subsequent Registration Statement or prospectus, or any amendment or supplement thereto (excluding, in each case, amendments deemed to result from the filing of documents incorporated by reference therein), or such shorter period as is reasonable under the circumstances, the Company shall deliver to the Investor and one firm of counsel representing the Investor, in accordance with the notice provisions of Section 4.8, copies of such Registration Statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review by the Investor and such counsel, and thereafter deliver to the Investor and such counsel, in accordance with the notice provisions of Section 4.8, such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as the Investor or counsel may reasonably request in order to facilitate the disposition of the Registrable Securities.

          (d) The Company shall deliver, in accordance with the notice provisions of Section 4.8, to each seller of Registrable Securities covered by a Registration Statement, such number of conformed copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in any Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such seller's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities.

          (e) After the filing of a Registration Statement, the Company shall promptly notify the Investor of any stop order issued or threatened by the SEC in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (f) The Company shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Investor may reasonably request in light of its intended plan of distribution and
     (ii) cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company, and do any and all other acts and things that may be reasonably necessary or advisable to enable the Investor to consummate the disposition of the Registrable Securities in light of its intended plan of distribution; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (f), subject itself to taxation in any such jurisdiction, or consent or subject itself to general service of process in any such jurisdiction.

          (g) The Company shall immediately notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable
     Securities: (i) receipt of any request by the SEC or any other federal or state governmental authority for additional information, amendments or supplements to such Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of such Registration Statement or notification of the initiation of any proceedings for that purpose;
     (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, related prospectus or documents so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and that in the case of the related prospectus it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to such Registration Statement would be appropriate, and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus.

          (h) The Company shall enter into customary agreements and take such other customary actions as are reasonably required in order to expedite or facilitate the disposition by the Investor of such Registrable Securities (whereupon the Investor may, at its option, require that any or all of the representations, warranties and covenants of the Company also be made to and for the benefit of the Investor).

          (i) The Company shall make available to the Investor (and will deliver to Investor's counsel), subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the SEC and the Company, its counsel or its auditors and will also make available for inspection by the Investor and any attorney, accountant or other professional retained by the Investor (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with a Registration Statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless
     (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other legal process; provided, however, that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided, further, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records that counsel has advised the Inspectors that the Inspectors are compelled to disclose. The Investor agrees that information obtained by it as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Investor after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information has been made generally available to the public. The Investor further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (j) The Company shall otherwise comply with all applicable rules and regulations of the SEC, including, without limitation, compliance with applicable reporting requirements under the Exchange Act.

          (k) The Company may require the Investor to promptly furnish in writing to the Company such information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the SEC or the NASD. The Investor agrees to provide such information requested in connection with such registration within five (5) calendar days after receiving such written request, or such shorter period as is reasonable under the circumstances, and the Company shall not be responsible for any delays in obtaining or maintaining the effectiveness of any Registration Statement caused by the Investor's failure to timely provide such information.

     Section 2.2 REGISTRATION EXPENSES. In connection with each Registration Statement, the Company shall pay all registration expenses incurred in connection with the registration thereunder (the "Registration Expenses"), including, without limitation: (a) all registration, filing, securities exchange listing and fees required by the NASD, (b) all registration, filing, qualification and other fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Company), (c) all word-processing, duplicating, printing, messenger and delivery expenses, (d) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and (e) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company.

                                  ARTICLE III

                        INDEMNIFICATION AND CONTRIBUTION

     Section 3.1 INDEMNIFICATION.

     (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, together with the partners, Affiliates, officers, directors, employees and duly authorized agents of such controlling Person or entity (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of investigating and defending any such claim) (collectively, "Damages"), joint or several, and any action or proceeding in respect thereof to which the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, and any Controlling Person, may become subject under the Securities Act or otherwise, as incurred, insofar as such Damages (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or prospectus relating to the Registrable Securities or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, except insofar as any such untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information furnished to the Company by the Investor which is specifically intended by the Investor for use in the preparation of any such Registration Statement, preliminary prospectus or prospectus, and shall reimburse the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, and each such Controlling Person, for any legal and other expenses reasonably incurred by the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, or any such Controlling Person, as incurred, in investigating or defending or preparing to defend against any such Damages or actions or proceedings; provided, however, that the Company shall not be liable to the Investor to the extent that any such Damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Investor failed to send or deliver a copy of the final prospectus delivered by the Company to the Investor with or prior to the delivery of written confirmation of the sale by the Investor to the Person asserting the claim from which such Damages arise, and (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission.

     (b) INDEMNIFICATION BY THE INVESTOR. The Investor agrees to indemnify and hold harmless the Company, its Affiliates, officers, directors, employees and duly authorized agents, and each Controlling Persons of the Company, from and against any and all Damages, joint or several, and any action or proceeding in respect thereof to which the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, and any such Controlling Person, may become subject under the Securities Act or otherwise, as incurred, insofar as such Damages (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or prospectus relating to the Registrable Securities or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, but only to the extent that any such untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information furnished to the Company by the Investor which is specifically intended for by the Investor for use in the preparation of any such Registration Statement, preliminary prospectus or prospectus, and shall reimburse the Company, its partners, Affiliates, officers, directors, employees and duly authorized agents, and each such Controlling Person, for any legal and other expenses reasonably incurred by the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, or any such Controlling Person, as incurred, in investigating or defending or preparing to defend against any such Damages or actions or proceedings.

     Section 3.2 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by any person or entity in respect of which indemnity may be sought pursuant to
Section 3.1 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person or entity against whom such indemnity may be sought (the "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action. In the event an Indemnified Party shall fail to give such notice as provided in this Section 3.2 and the Indemnifying Party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, the indemnification provided for in Section 3.1 shall be reduced to the extent of any actual prejudice resulting from such failure to so notify the Indemnifying Party; provided, however, that the failure to notify the Indemnifying Party shall not relieve the

Indemnifying Party from any liability that it may have to an Indemnified Party otherwise than under Section 3.1. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(ii) in the reasonable judgment of the Indemnifying Party and the Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reasonable. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity is sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

     Section 3.3 OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding paragraphs of this Article III (with appropriate modifications) shall be given by the Company with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Article III shall be in addition to any other rights to indemnification, contribution or other remedies which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

     Section 3.4 CONTRIBUTION. If the indemnification and reimbursement obligations provided for in any section of this Article III is unavailable or insufficient to hold harmless the Indemnified Parties in respect of any Damages referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages as between the Company on the one hand and the Investor on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Investor in connection with such statements or omissions, as well as other equitable considerations. The relative fault of the Company on the one hand and of the Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE IV

                                 MISCELLANEOUS

     Section 4.1 NO OUTSTANDING REGISTRATION RIGHTS. The Company represents and warrants to the Investor that there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction, except for those warrants issued to investors in February and March 1998 to purchase shares of Common Stock and warrants to purchase shares of Common Stock issued to the Company's underwriters in connection with the Company's initial public offering in September of 1998.

     Section 4.2 TERM. The obligations of the Company and the rights provided to the holders of Registrable Securities hereunder shall terminate at such time as all the Commitment Period has expired and any Registrable Securities theretofore issued have ceased to be Registrable Securities in accordance with the definition thereof contained in the Investment Agreement. Notwithstanding the foregoing, Section 1.1(c) and (d), Article III, Section 4.8, and Section 4.9, shall survive the termination of this Agreement.

     Section 4.3 RULE 144. The Company will use its commercially reasonable efforts to file in a timely manner information, documents and reports in compliance with the Securities Act and the Exchange Act and will, at its expense, promptly take such further action as holders of Registrable Securities may reasonably request to enable such holders of Registrable Securities to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act ("Rule 144"), as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. If at any time the Company is not required to file such reports, it will, at its expense, forthwith upon the written request of any holder of Registrable Securities, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 or such other information as necessary to permit sales pursuant to Rule 144. Upon the request of the Investor, the Company will deliver to the Investor a written statement, signed by the Company's principal executive or financial officer, as to whether it has complied with such requirements.

     Section 4.4 CERTIFICATE. The Company will, at its expense, forthwith upon the request of any holder of Registrable Securities, deliver to such holder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's SEC file number, (d) the number of shares of each class of Stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

     Section 4.5 AMENDMENT AND MODIFICATION. No provision of this Agreement may be waived, unless such waiver is set forth in a writing executed by both parties to this Agreement. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, the waiver of any provision hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. No course of dealing between or among any Person having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

     Section 4.6 SUCCESSORS AND ASSIGNS; ENTIRE AGREEMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Investor may assign its rights under this Agreement to any subsequent holder of the Registrable Securities, provided that the Company shall have the right to require any holder of Registrable Securities to execute a counterpart of this Agreement as a condition to such holder's claim to any rights hereunder. This Agreement, together with the Investment Agreement, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

     Section 4.7 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

     Section 4.8 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to the Company:

          BioShield Technologies, Inc.
          Suite B109
          4405 International Blvd.
          Norcross, Georgia 30093
          Telephone: (770) 925-3432
          Facsimile: (770) 921-1065

     with a copy (which shall not constitute notice) to:

     Sims Moss Kline & Davis LLP
     400 Northpark Town Center, Suite 310
     1000 Abernathy Road
     Atlanta, Georgia 30328
     Attention: Raymond L. Moss, Esq.
     Telephone: (770) 481-7201
     Facsimile: (770) 481-7210

     if to Investor:

     Jackson, LLC
     Executive Pavilion
     90 Grove Street
     Ridgefield, Connecticut 06877
     Attn:  Steve Hicks
     Telephone:  (203) 431-8300
     Facsimile:  (203) 431-8301

     Either party hereto may from time to time change its address or facsimile number for notices under this Section 4.8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section 4.9 GOVERNING LAW, JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Georgia without regard to the principles of conflicts of law. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal and state courts located in Atlanta, Georgia, with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

     Section 4.10 TITLE AND SUBTITLES. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

     Section 4.11 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the parties so delivering this Agreement.

     Section 4.12 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     Section 4.13 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                          BIOSHIELD TECHNOLOGIES, INC.

                                          By:      /s/ TIMOTHY C. MOSES
                                             -----------------------------------
                                              Name: Timothy C. Moses
                                              Title:

                                          JACKSON, LLC

                                          By:         /s/ DAVID SIMS
                                             -----------------------------------
                                              Name: Navigator Management Ltd.
                                              Title: Director

                                                                      APPENDIX H


                        PRIVATE EQUITY CREDIT AGREEMENT

                                 BY AND BETWEEN

                                  JACKSON LLC

                                      AND

                          BIOSHIELD TECHNOLOGIES, INC.

                           DATED AS OF JUNE 14, 2000

                                                                         PAGE
                                                                         ----
ARTICLE I      CERTAIN DEFINITIONS.....................................   H-1
               Section 1.1    Defined Terms............................   H-1
ARTICLE II     PURCHASE AND SALE OF COMMON STOCK.......................   H-6
               Section 2.1    Investments..............................   H-6
               Section 2.2    Mechanics................................   H-7
               Section 2.3    Closings.................................   H-7
               Section 2.4    Termination of Investment Obligation.....   H-7
               Section 2.5    Blackout Shares..........................   H-7
ARTICLE III    REPRESENTATIONS AND WARRANTIES OF INVESTOR..............
                                                                          H-8
               Section 3.1    Intent...................................   H-8
               Section 3.2    Sophisticated Investor...................   H-8
               Section 3.3    Authority................................   H-8
               Section 3.4    Not an Affiliate.........................   H-8
               Section 3.5    Organization and Standing................   H-8
               Section 3.6    Disclosure; Access to Information........   H-8
               Section 3.7    Manner of Sale...........................   H-8
               Section 3.8    Financial Capacity.......................   H-9
ARTICLE IV     REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........
                                                                          H-9
               Section 4.1    Organization of the Company..............   H-9
               Section 4.2    Authority................................   H-9
               Section 4.3    Capitalization...........................   H-9
               Section 4.4    Common Stock.............................   H-9
               Section 4.5    SEC Documents............................  H-10
               Section 4.6    Exemption from Registration; Valid
                              Issuances................................  H-10
               Section 4.7    No General Solicitation or Advertising in
                              Regard to this Transaction...............  H-10
               Section 4.8    Corporate Documents......................  H-10
               Section 4.9    No Conflicts.............................  H-11
               Section 4.10   No Material Adverse Change...............  H-11
               Section 4.11   No Undisclosed Liabilities...............  H-11
               Section 4.12   No Undisclosed Events or Circumstances...  H-11
               Section 4.13   No Integrated Offering...................  H-12
               Section 4.14   Litigation and Other Proceedings.........  H-12
               Section 4.15   No Misleading or Untrue Communication....  H-12
               Section 4.16   Material Non-Public Information..........  H-12
ARTICLE V      COVENANTS OF INVESTOR...................................  H-12
               Section 5.1    Compliance with Law......................  H-12
               Section 5.2    Limitation on Short Sales................  H-12
ARTICLE VI     COVENANTS OF THE COMPANY................................  H-13
               Section 6.1    Registration Rights......................  H-13
               Section 6.2    Reservation of Common Stock..............  H-13
               Section 6.3    Listing of Common Stock..................  H-13
               Section 6.4    Exchange Act Registration................  H-13
               Section 6.5    Legends..................................  H-13
               Section 6.6    Corporate Existence......................  H-13

                                                                         PAGE
                                                                         ----
               Section 6.7    Additional SEC Documents.................  H-13
               Section 6.8    Notice of Certain Events Affecting
                              Registration; Suspension of Right to Make
                              a Put....................................  H-13
               Section 6.9    Expectations Regarding Put Notices.......  H-14
               Section 6.10   Consolidation; Merger....................  H-14
               Section 6.11   Issuance of Put Shares...................  H-14
               Section 6.12   Legal Opinion on Subscription Date.......  H-14
               Section 6.13   Limitations on Other Offerings by the
                              Company..................................  H-14
ARTICLE VII    CONDITIONS TO DELIVERY OF PUT NOTICES AND CONDITIONS TO
               CLOSING.................................................  H-15
               Section 7.1    Conditions Precedent to the Obligation of
                              the Company to Issue and Sell Common
                              Stock....................................  H-15
               Section 7.2    Conditions Precedent to the Right of the
                              Company to Deliver a Put Notice and the
                              Obligation of Investor to Purchase Put
                              Shares...................................  H-15
               Section 7.3    Due Diligence Review; Non-Disclosure of
                              Non-Public Information...................  H-18
ARTICLE VIII   LEGENDS.................................................  H-19
               Section 8.1    Legends..................................  H-19
               Section 8.2    No Other Legend or Stock Transfer
                              Restrictions.............................  H-19
               Section 8.3    Investor's Compliance....................  H-19
ARTICLE IX     NOTICES; INDEMNIFICATION................................  H-20
               Section 9.1    Notices..................................  H-20
               Section 9.2    Indemnification..........................  H-21
               Section 9.3    Method of Asserting Indemnification
                              Claims...................................  H-21
ARTICLE X      MISCELLANEOUS...........................................  H-24
               Section 10.1   Governing Law; Jurisdiction..............  H-24
               Section 10.2   Assignment...............................  H-24
               Section 10.3   Third Party Beneficiaries................  H-24
               Section 10.4   Termination..............................  H-24
               Section 10.5   Entire Agreement, Amendment; No Waiver...  H-24
               Section 10.6   Fees and Expenses........................  H-24
               Section 10.7   No Brokers...............................  H-24
               Section 10.8   Counterparts.............................  H-25
               Section 10.9   Survival; Severability...................  H-25
               Section 10.10  Further Assurances.......................  H-25
               Section 10.11  No Strict Construction...................  H-25
               Section 10.12  Equitable Relief.........................  H-25
               Section 10.13  Title and Subtitles......................  H-25
               Section 10.14  Reporting Entity for the Common Stock....  H-25

     PRIVATE EQUITY CREDIT AGREEMENT is entered into as of the 14th day of June, 2000 (this "Agreement"), by and between JACKSON, LLC, an entity organized and existing under the laws of the Cayman Islands ("Investor"), and BioShield Technologies, Inc., a corporation organized and existing under the laws of the State of Georgia (the "Company").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Investor, from time to time as provided herein, and Investor shall purchase, up to fifty million dollars ($50,000,000) of the Common Stock (as defined below); and

     WHEREAS, such investments will be made in reliance upon the provisions of
Section 4(2) ("Section 4(2)") of the Securities Act of 1933 and the rules and regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

     Section 1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings specified or indicated (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Adjustment Period" shall have the meaning specified in Section
     2.4(b).

          "Adjustment Period Notice" shall have the meaning specified in Section 2.4(a).

          "Agreement" shall have the meaning specified in the preamble hereof.

          "Ask Price" shall mean the closing ask price of the Common Stock on the Principal Market.

          "Average Daily Price" for any date shall mean the average of the Bid Price and the Ask Price for that date.

          "Average Daily Trading Volume" for any date shall mean the daily trading volume for the Common Stock on the Principal Market multiplied by the Bid Price.

          "Bid Price" shall mean the closing bid price of the Common Stock on the Principal Market.

          "By-Laws" shall have the meaning specified in Section 4.8.

          "Certificate" shall have the meaning specified in Section 4.8.

          "Claim Notice" shall have the meaning specified in Section 9.3(a).

          "Closing" shall mean one of the closings of a purchase and sale of shares of Common Stock pursuant to Section 2.1.

          "Closing Date" shall mean, with respect to a Closing, the eleventh
     (11th) Trading Day following the Put Date related to such Closing.

          "Commitment Period" shall mean the period commencing on the earlier to occur of (a) the Effective Date or (b) such earlier date as the Company and Investor shall agree, and expiring on the earlier to occur of (i) the date on which Investor shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price of the Maximum Commitment Amount,
     (ii) the date this Agreement is terminated pursuant to Section 2.5, or
     (iii) the date occurring twenty-four (24) months from the date of commencement of the Commitment Period.

          "Common Stock" shall mean the Company's common stock, no par value, and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) and assets (upon liquidation of the Company).

          "Common Stock Equivalents" shall mean any securities that are convertible into or exchangeable for Common Stock or any warrants, options or other rights to subscribe for or purchase Common Stock or any such convertible or exchangeable securities.

          "Company" shall have the meaning specified in the preamble to this Agreement.

          "Condition Satisfaction Date" shall have the meaning specified in
     Section 7.2.

          "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of expert witnesses and investigation).

          "Discount" shall mean ten percent (10%).

          "Dispute Period" shall have the meaning specified in Section 9.3(a).

          "DTC" shall the meaning specified in Section 2.3.

          "DWAC" shall the meaning specified in Section 2.3.

          "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering resale of the Registrable Securities as set forth in Section 7.2(a).

          "Exchange Act" shall mean the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

          "FAST" shall the meaning specified in Section 2.3.

          "Indemnified Party" shall have the meaning specified in Section
     9.3(a).

          "Indemnifying Party" shall have the meaning specified in Section
     9.3(a).

          "Indemnity Notice" shall have the meaning specified in Section 9.3(b).

          "Initial Registrable Securities" shall have the meaning specified in the Registration Rights Agreement.

          "Initial Registration Statement" shall have the meaning specified in the Registration Rights Agreement.

          "Investment Amount" shall mean the dollar amount (within the range specified in Section 2.2) to be invested by Investor to purchase Put Shares with respect to any Put Date as notified by the Company to Investor in accordance with Section 2.2.

          "Investor" shall have the meaning specified in the preamble to this Agreement.

          "Legend" shall have the meaning specified in Section 8.1.

          "Market Price" as applicable to any Closing shall mean the average of the three lowest Average Daily Prices for each of the ten (10) Trading Days immediately preceding the date of such Closing.

          "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects or financial condition of the Company that is material and adverse to the Company or to the Company and such other entities controlling or controlled by the Company, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform its obligations under any of (a) this Agreement and (b) the Registration Rights Agreement.

          "Maximum Commitment Amount" shall mean fifty million dollars ($50,000,000), subject to increase as agreed to by the Company and Investor.

          "Maximum Put Amount" shall mean, with respect to any Put, the lessor of five million dollars ($5,000,000) or 150% of the Average Daily Trading Volume for the twenty (20) Trading Days immediately preceding the Put Date, subject to increase as agreed to by the Company and Investor.

          "Minimum Put Amount" shall mean, with respect to any Put, two hundred fifty thousand dollars ($250,000), subject to decrease as agreed to by the Company and Investor.

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "Nasdaq" shall mean The Nasdaq Stock Market, Inc.

          "New Bid Price" shall have the meaning specified in Section 2.6.

          "Old Bid Price" shall have the meaning specified in Section 2.6.

          "Outstanding" shall mean, with respect to the Common Stock, at any date as of which the number of shares of Common Stock is to be determined, all issued and outstanding shares of Common Stock, including all shares of Common Stock issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock; provided, however, that Outstanding shall not include any shares of Common Stock then directly or indirectly owned or held by or for the account of the Company.

          "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Preferred Stock" shall mean the Company's preferred stock, no par value.

          "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

          "Purchase Price" shall mean, with respect to a Put, the Market Price on the applicable Closing Date (or such other date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement) less the product of the Discount and the Market Price.

          "Put" shall mean each occasion that the Company elects to exercise its right to tender a Put Notice requiring Investor to purchase shares of Common Stock, subject to the terms and conditions of this Agreement.

          "Put Date" shall mean the Trading Day during the Commitment Period that a Put Notice is deemed delivered pursuant to Section 2.2(b).

          "Put Notice" shall mean a written notice to Investor setting forth the Investment Amount with respect to which the Company intends to require Investor to purchase shares of Common Stock pursuant to the terms of this Agreement.

          "Put Shares" shall mean all shares of Common Stock issued or issuable pursuant to a Put that has been exercised or may be exercised in accordance with the terms and conditions of this Agreement.

          "Registrable Securities" shall mean the (a) Put Shares, and (b) any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when
     (i) a Registration Statement has been declared effective by the SEC and such Registrable Securities have been disposed of pursuant to a Registration Statement, (ii) such Registrable Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 are met, (iii) such time as such Registrable Securities have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to Investor, such Registrable Securities may be sold without registration under the Securities Act or the need for an exemption from any such registration requirements and without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

          "Registration Rights Agreement" shall mean the registration rights agreement in the form of Exhibit A hereto.

          "Registration Statement" shall mean a registration statement on Form SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by Investor of the Registrable Securities under the Securities Act.

          "Regulation D" shall have the meaning specified in the recitals of this Agreement.

          "Remaining Put Shares" shall have the meaning specified in Section
     2.6.

          "Rule 144" shall mean Rule 144 under the Securities Act or any similar provision then in force under the Securities Act.

          "SEC" shall mean the Securities and Exchange Commission.

          "Section 4(2)" shall have the meaning specified in the recitals of this Agreement.

          "Securities Act" shall have the meaning specified in the recitals of this Agreement.

          "SEC Documents" shall mean, as of a particular date, all reports and other documents filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since the beginning of the Company's then most recently completed fiscal year as of the time in question (provided that if the date in question is within ninety days of the beginning of the Company's fiscal year, the term shall include all documents filed since the beginning of the second preceding fiscal year).

          "Subscription Date" shall mean the date on which this Agreement is executed and delivered by the Company and Investor.

          "Third Party Claim" shall have the meaning specified in Section
     9.3(a).

          "Trading Cushion" shall mean a minimum of fifteen (15) Trading Days between Put Dates, unless a shorter period is agreed to by the Company and Investor.

          "Trading Day" shall mean any day during which the Principal Market shall be open for business.

          "Transfer Agent" shall mean the transfer agent for the Common Stock (and to any substitute or replacement transfer agent for the Common Stock upon the Company's appointment of any such substitute or replacement transfer agent).

          "Underwriter" shall mean any underwriter participating in any disposition of the Registrable Securities on behalf of Investor pursuant to a Registration Statement.

          "Valuation Event" shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions:

             (a) subdivides or combines the Common Stock;

             (b) pays a dividend in shares of Common Stock or makes any other distribution of shares of Common Stock, except for dividends paid with respect to the Preferred Stock;

             (c) issues any warrants, options or other rights to subscribe for or purchase shares of Common Stock and the price per share for which shares of Common Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance;

             (d) issues any securities convertible into or exchangeable for shares of Common Stock and the consideration per share for which shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance;

             (e) issues shares of Common Stock otherwise than as provided in the foregoing subsections (a) through (d), at a price per share less, or for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration;

             (f) makes a distribution of its assets or evidences of indebtedness to the holders of Common Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (e); or

             (g) takes any action affecting the number of Outstanding Common Stock, other than an action described in any of the foregoing subsections (a) through (f) hereof, inclusive, which in the opinion of the Company's Board of Directors, determined in good faith, would have a materially adverse effect upon the rights of Investor at the time of a Put.

          "Valuation Period" shall mean the period of ten (10) Trading Days immediately preceding the date on which the applicable Closing is held and during which the Purchase Price of the Common Stock is valued; provided, however, that if a Valuation Event occurs during any Valuation Period, a new Valuation Period shall begin on the Trading Day immediately after the occurrence of such Valuation Event and end on the tenth Trading Day thereafter.

                                   ARTICLE II

                       PURCHASE AND SALE OF COMMON STOCK

     Section 2.1 INVESTMENTS.

     (a) PUTS. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII), on any Put Date the Company may exercise a Put by the delivery of a Put Notice. The number of Put Shares that Investor shall receive pursuant to such Put shall be determined by dividing the Investment Amount specified in the Put Notice by the Purchase Price with respect to such Put Date.

     (b) MAXIMUM AMOUNT OF PUTS. Unless the Company obtains the requisite approval of its shareholders in accordance with the corporate laws of the State of Georgia and the applicable rules of the Principal Market, no more than 19.99% of the Outstanding Common Stock on the date hereof) may be issued and sold to Investor pursuant to this Agreement.

     Section 2.2 MECHANICS.

     (a) PUT NOTICE. At any time during the Commitment Period, the Company may deliver a Put Notice to Investor, subject to the conditions set forth in Section 7.2; provided, however, the Investment Amount for each Put as designated by the Company in the applicable Put Notice shall be neither less than the Minimum Put Amount nor more than the Maximum Put Amount.

     (b) DATE OF DELIVERY OF PUT NOTICE. A Put Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by Investor if such notice is received on or prior to 12:00 noon New York time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon New York time on a Trading Day or at any time on a day which is not a Trading Day.

     Section 2.3 CLOSINGS. On each Closing Date for a Put, (a) the Company shall deliver to Investor one or more certificates, at Investor's option, representing the Put Shares to be purchased by Investor pursuant to Section 2.1 herein, registered in the name of Investor and (b) Investor shall deliver to the Company the Investment Amount specified in the Put Notice by wire transfer of immediately available funds to an account designated by the Company on or before the Closing Date. In lieu of delivering physical certificates representing the Common Stock issuable in accordance with clause (a) of this Section 2.3, and provided that the Transfer Agent then is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of Investor, the Company shall use its commercially reasonable efforts to cause the Transfer Agent to electronically transmit the Put Shares by crediting the account of the holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. In addition, on or prior to such Closing Date, each of the Company and Investor shall deliver to the other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

     Section 2.4 TERMINATION OF INVESTMENT OBLIGATION. The obligation of Investor to purchase shares of Common Stock shall terminate permanently without penalty (including with respect to a Closing Date that has not yet occurred) in the event that (a) there shall occur any stop order or suspension of the effectiveness of any Registration Statement for an aggregate of thirty (30) Trading Days during the Commitment Period, as a result of corporate developments subsequent to the Subscription Date that would require such Registration Statement to be amended to reflect such event in order to maintain its compliance with the disclosure requirements of the Securities Act, (b) the Company shall at any time fail to comply with the requirements of Section 6.3, 6.4, 6.5 or 6.6 and such failure shall continue for more than thirty (30) days, or (c) the Company shall provide thirty (30) days notice of termination to Investor.

     Section 2.5 BLACKOUT SHARES.  [INTENTIONALLY LEFT BLANK]

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

     Investor represents and warrants to the Company that:

          Section 3.1 INTENT. Investor is entering into this Agreement for its own account and Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

          Section 3.2 SOPHISTICATED INVESTOR. Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock. Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

          Section 3.3 AUTHORITY. (a) Investor has the requisite power and authority to enter into and perform its obligations under this Agreement and the transactions contemplated hereby in accordance with its terms; (b) the execution and delivery of this Agreement and the Registration Rights Agreement, and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action and no further consent or authorization of Investor or its partners is required; and (c) this Agreement has been duly authorized and validly executed and delivered by Investor and is a valid and binding agreement of Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          Section 3.4 NOT AN AFFILIATE. Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

          Section 3.5 ORGANIZATION AND STANDING. Investor is a limited partnership duly organized, validly existing and in good standing under the laws of the Cayman Islands and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Investor is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a material adverse effect on Investor.

          Section 3.6 DISCLOSURE; ACCESS TO INFORMATION. Investor has received all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by Investor. Investor has reviewed or received copies of the SEC Documents.

          Section 3.7 MANNER OF SALE. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

          Section 3.8 FINANCIAL CAPABILITY. Investor presently has the financial capacity and the necessary capital to perform its obligations hereunder and shall and has provided to the Company such financial and other information that the Company has requested to demonstrate such capacity.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Investor that:

          Section 4.1 ORGANIZATION OF THE COMPANY. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Georgia and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company does not own more than fifty percent (50%) of the outstanding capital stock of or control any other business entity other than Electronic Medical Distribution, Inc. and Lab America, Inc. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

          Section 4.2 AUTHORITY. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and to issue the Put Shares; (b) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and
     (c) each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          Section 4.3 CAPITALIZATION. As of May 15, 2000, the authorized capital stock of the Company consisted of 50,000,000 shares of Common Stock, of which 7,981,714 shares were issued and outstanding, and 10,000,000 shares of preferred stock, of which 100 shares were issued and outstanding. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

          Section 4.4 COMMON STOCK. The Company has registered the Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing or quotation of the Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. As of the date of this Agreement, the Principal Market is the Nasdaq SmallCap Market.

          Section 4.5 SEC DOCUMENTS. The Company has delivered or made available to Investor true and complete copies of the SEC Documents (including, without limitation, proxy information and solicitation materials). The Company has not provided to Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or
     (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          Section 4.6 EXEMPTION FROM REGISTRATION; VALID ISSUANCES. The sale and issuance of the Put Shares, in accordance with the terms and on the basis of the representations and warranties set forth in this Agreement, may and shall be properly issued by the Company to Investor pursuant to
     Section 4(2), Regulation D and/or any applicable state law. When issued and paid for as herein provided, the Put Shares, shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Put Shares, pursuant to, nor the Company's performance of its obligations under, this Agreement or the Registration Rights Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Put Shares, or any of the assets of the Company, or (b) entitle the holders of Outstanding Common Stock to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Put Shares shall not subject Investor to personal liability by reason of the ownership thereof.

          Section 4.7 NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Put Shares, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

          Section 4.8 CORPORATE DOCUMENTS. The Company has furnished or made available to Investor true and correct copies of the Company's Certificate of Incorporation, as amended and in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as amended and in effect on the date hereof (the "By-Laws").

          Section 4.9 NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Put Shares, do not and will not (a) result in a violation of the Certificate or By-Laws or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing; provided, however, that for purposes of the Company's representations and warranties as to violations of foreign law, rule or regulation referenced in clause (c), such representations and warranties are made only to the best of the Company's knowledge insofar as the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby are or may be affected by the status of Investor under or pursuant to any such foreign law, rule or regulation. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to any Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Nasdaq National Market); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of Investor herein.

          Section 4.10 NO MATERIAL ADVERSE CHANGE. Since March 31, 2000, no event has occurred that would have a Material Adverse Effect on the Company, except as disclosed in the SEC Documents.

          Section 4.11 NO UNDISCLOSED LIABILITIES. The Company has no liabilities or obligations that are material, individually or in the aggregate, and that are not disclosed in the SEC Documents or otherwise publicly announced, other than those incurred in the ordinary course of the Company's businesses since March 31, 2000 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

          Section 4.12 NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since March 31, 2000, no event or circumstance has occurred or exists with respect to the or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule

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     or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

          Section 4.13 NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement, under circumstances that would require registration of the Common Stock under the Securities Act.

          Section 4.14 LITIGATION AND OTHER PROCEEDINGS. Except as may be set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which would have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would have a Material Adverse Effect.

          Section 4.15 NO MISLEADING OR UNTRUE COMMUNICATION. The Company, any Person representing the Company, and, to the knowledge of the Company, any other Person selling or offering to sell the Put Shares, in connection with the transactions contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

          Section 4.16 MATERIAL NON-PUBLIC INFORMATION. The Company is not in possession of, nor has the Company or its agents disclosed to Investor, any material non-public information that (a) if disclosed, would reasonably be expected to have a materially adverse effect on the price of the Common Stock or (b) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

                                   ARTICLE V

                             COVENANTS OF INVESTOR

     Section 5.1 COMPLIANCE WITH LAW. Investor's trading activities with respect to shares of the Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the NASD and the Principal Market on which the Common Stock is listed.

     Section 5.2 PROHIBITION ON SHORT SALES. Investor and its Affiliates shall not directly or indirectly engage in any short sales or third party short sales of the Company's Common Stock or hold a "put equivalent position" with respect to the Common Stock (as defined in Rule 16a-1 under the 1934 Act). A short sale or put equivalent position shall not be deemed to have occurred if there is an offsetting long position in the Common Stock by way of conversion of any convertible securities of the Company or any Put Notice. Notwithstanding the foregoing restrictions on short sales, the foregoing restrictions shall not

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apply in the event that there is a material adverse change with respect to the
Company which is likely to lead to the liquidation or bankruptcy of the Company.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

     Section 6.1 REGISTRATION RIGHTS. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all respects with the terms thereof.

     Section 6.2 RESERVATION OF COMMON STOCK. As of the date hereof, the Company has available and the Company shall reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy an obligation to issue Put Shares having an aggregate Purchase Price of up to the lesser of (a) $50,000,000 or (b) the Maximum Commitment Amount less the aggregate Purchase Price of all Put Shares purchased by Investor hereunder.

     Section 6.3 LISTING OF COMMON STOCK. The Company shall maintain the listing of the Common Stock on a Principal Market, and will cause the Put Shares to be listed on the Principal Market. The Company further shall, if the Company applies to have the Common Stock traded on any other Principal Market, include in such application the Put Shares and shall take such other action as is necessary or desirable in the reasonable opinion of Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company shall use its commercially reasonable efforts to continue the listing and trading of the Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Principal Market.

     Section 6.4 EXCHANGE ACT REGISTRATION. The Company shall take all commercially reasonable steps to cause the Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will use its commercially reasonable efforts to comply in all material respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act.

     Section 6.5 LEGENDS. The certificates evidencing the Put Shares shall be free of legends, except as provided for in Article VIII.

     Section 6.6 CORPORATE EXISTENCE. The Company shall take all commercially reasonable steps necessary to preserve and continue the corporate existence of the Company.

     Section 6.7 ADDITIONAL SEC DOCUMENTS. The Company shall deliver to Investor, promptly after the originals thereof are submitted to the SEC for filing, copies of all SEC Documents so furnished or submitted to the SEC.

     Section 6.8 NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION; SUSPENSION OF RIGHT TO MAKE A PUT. The Company shall promptly notify Investor upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities: (a) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus; (b) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; (c) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (d) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (e) the Company's reasonable determination that a post-effective amendment to the registration statement would be appropriate, and the Company shall promptly make available to Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to Investor any Put Notice during the continuation of any of the foregoing events.

     Section 6.9 EXPECTATIONS REGARDING PUT NOTICES. Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company undertakes to notify Investor as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Put Notices. Such notification shall constitute only the Company's good faith estimate with respect to such calendar quarter and shall in no way obligate the Company to raise such amount during such calendar quarter or otherwise limit its ability to deliver Put Notices during such calendar quarter. The failure by the Company to comply with this provision can be cured by the Company's notifying Investor at any time as to its reasonable expectations with respect to the current calendar quarter.

     Section 6.10 CONSOLIDATION; MERGER. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to Investor such shares of stock and/or securities as Investor is entitled to receive pursuant to this Agreement.

     Section 6.11 ISSUANCE OF PUT SHARES. The sale of the Put Shares shall be made in accordance with the provisions and requirements of Regulation D and any applicable state law.

     Section 6.12 LEGAL OPINION ON SUBSCRIPTION DATE. The Company's legal counsel shall deliver to Investor upon execution of this Agreement an opinion in the form of Exhibit C, except for paragraph 7 thereof.

     Section 6.13 LIMITATIONS ON OTHER OFFERINGS BY THE COMPANY. Until the earlier of (i) the date twelve months from the date of the first Closing hereunder, (ii) the termination of this Agreement as provided herein or (iii) the termination of Investors' obligations under Section 2.5 hereof, neither the Company nor any of its subsidiaries shall issue, in any public or private offering, Common Stock or securities convertible into or exchangeable for Common Stock of the Company ("Common Stock Equivalents") in which the effective cost per share of the Common Stock to the purchaser or acquiror thereof would be less than the average of the Average Daily Prices for a share of Common Stock for the ten Trading Days immediately preceding the closing of such offering; provided that the Company may so issue Common Stock or Common Stock Equivalents: (a) in exchange for, or upon conversion of, any securities convertible into or exchangeable for Common Stock or Common Stock Equivalents outstanding on the date hereof; (b) pursuant to any stock option plan, stock purchase plan or similar employee benefit plan in effect on the date hereof or hereafter adopted by the Company; (c) in any transaction to which the Investor has given its prior consent (which consent shall in any case not be unreasonably withheld or delayed), (d) to any entity or the holders of beneficial interest in such entity in connection with the acquisition or merger of part or all of such entity or in connection with proposed joint business efforts between such person or entity and the Company;
(e) in connection with the issuance of debt securities by the Company; (f) in exchange for bona fide services rendered to the Company; (g) in any offering for the primary benefit of any person or entity other than the Company such as Electronic Medical Distribution, Inc. or any other Affiliate of the Company; (h) any secondary underwritten public offering of Common Stock or other securities of the Company; or (i) any investment by a strategic investor.

                                  ARTICLE VII

                           CONDITIONS TO DELIVERY OF
                     PUT NOTICES AND CONDITIONS TO CLOSING

     Section 7.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL COMMON STOCK. The obligation hereunder of the Company to issue and sell the Put Shares to Investor incident to each Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below.

     (a) ACCURACY OF INVESTOR'S REPRESENTATION AND WARRANTIES. The representations and warranties of Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time, except for changes which have not had a Material Adverse Effect.

     (b) PERFORMANCE BY INVESTOR. Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Investor at or prior to such Closing.

     Section 7.2 CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO DELIVER A PUT NOTICE AND THE OBLIGATION OF INVESTOR TO PURCHASE PUT SHARES. The right of the Company to deliver a Put Notice and the obligation of Investor hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on (a) the date of delivery of such Put Notice and (b) the applicable Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions:

          (a) REGISTRATION OF REGISTRABLE SECURITIES WITH THE SEC. As set forth in the Registration Rights Agreement, the Company shall have filed with the SEC the Initial Registration Statement with respect to the resale of the Initial Registrable Securities by Investor and such Registration Statement shall have been declared effective by the SEC prior to the first Put Date. For the purposes of any Put Notice with respect to the Registrable Securities other than the Initial Registrable Securities, the Company shall have filed with the SEC a Registration Statement with respect to the resale of such Registrable Securities by Investor which shall have been declared effective by the SEC prior to the Put Date therefor.

          (b) EFFECTIVE REGISTRATION STATEMENT. As set forth in the Registration Rights Agreement, a Registration Statement shall have previously become effective for the resale by Investor of the Registrable Securities subject to such Put Notice and such Registration Statement shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of such Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of such Registration Statement or related prospectus shall exist.

          (c) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall be true and correct in all material respects as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties herein to be incorrect and which have been corrected with no continuing impairment to the Company or Investor.

          (d) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

          (e) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits or directly and materially adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by this Agreement.

          (f) ADVERSE CHANGES. Since the date of filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

          (g) NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. The trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or the NASD and the Common Stock shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market.

          (h) LEGAL OPINION. The Company shall have caused to be delivered to Investor, within five (5) Trading Days of the effective date of the Initial Registration

     Statement and each subsequent Registration Statement, an opinion of the Company's legal counsel in the form of Exhibit C hereto, addressed to Investor.

          (i) DUE DILIGENCE. No dispute between the Company and Investor shall exist pursuant to Section 7.3 as to the adequacy of the disclosure contained in any Registration Statement.

          (j) TEN PERCENT LIMITATION. On each Closing Date, the number of Put Shares then to be purchased by Investor shall not exceed the number of such shares that, when aggregated with all other shares of Registrable Securities then owned by Investor beneficially or deemed beneficially owned by Investor, would result in Investor owning no more than 9.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section 7.2(j), in the event that the amount of Common Stock outstanding as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the date upon which the Put Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement would own more than 9.9% of the Common Stock following such Closing Date.

          (k) MINIMUM VOLUME AND BID PRICE. For the ten (10) Trading Days immediately preceding both the Put Date and the Closing Date, (a) the aggregate Average Daily Trading Volume for each such ten Trading Day period shall have equaled or exceeded $500,000 and (b) the average of the Bid Prices for such ten Trading Day period shall equal or exceed $7.50 (as adjusted for stock splits, stock dividends, reverse stock splits, and similar events from and after the date hereof).

          (l) NO KNOWLEDGE. The Company shall have no knowledge of any event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen Trading Days following the Trading Day on which such Notice is deemed delivered).

          (m) TRADING CUSHION. The Trading Cushion shall have elapsed since the immediately preceding Put Date.

          (n) SHAREHOLDER VOTE. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

          (o) OTHER. On each Condition Satisfaction Date, Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by Investor in order for Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2., including, without limitation, a certificate in substantially the form and substance of Exhibit D hereto, executed by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

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     Section 7.3 DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

     (a) The Company shall make available for inspection and review by Investor, advisors to and representatives of Investor (who may or may not be affiliated with Investor and who are reasonably acceptable to the Company), any Underwriter, any Registration Statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by Investor or any such representative, advisor or Underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of such Registration Statement for the sole purpose of enabling Investor and such representatives, advisors and Underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

     (b) Each of the Company, its officers, directors, employees and agents shall in no event disclose non-public information to Investor, advisors to or representatives of Investor (including, without limitation, in connection with the giving of the Adjustment Period Notice pursuant to Section 2.4) unless prior to disclosure of such information the Company identifies such information as being non-public information and provides Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require Investor's advisors and representatives to enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company and Investor.

     (c) Nothing herein shall require the Company to disclose non-public information to Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company shall, as hereinabove provided, immediately notify the advisors and representatives of Investor and any Underwriters of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in a Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 7.3 shall be construed to mean that such persons or entities other than Investor (without the written consent of Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms and conditions of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, any Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in such Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                  ARTICLE VIII

                                    LEGENDS

     Section 8.1 LEGENDS. Unless otherwise provided below, each certificate representing Registrable Securities will bear the following legend (the "Legend"):

          The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Securities Act") or qualified under applicable state securities laws. These securities may not be offered, sold, pledged, hypothecated, transferred or otherwise disposed of except pursuant to (i) an effective registration statement and qualification in effect with respect thereto under the Securities Act and under any applicable state securities law, (ii) to the extent applicable, Rule 144 under the Securities Act, or (iii) an opinion of counsel reasonably acceptable to BioShield Technologies, Inc. that such registration and qualification is not required under applicable federal and state securities laws.

     As soon as practicable after the execution and delivery hereof, the Company shall issue to the Transfer Agent instructions in substantially the form of Exhibit E hereto. Such instructions shall be irrevocable by the Company from and after the date thereof or from and after the issuance thereof except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the Transfer Agent to issue to Investor certificates evidencing shares of Common Stock incident to a Closing, free of the Legend, without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the Transfer Agent by or from the Company or its counsel or Investor; provided that (a) a Registration Statement shall then be effective, (b) Investor confirms to the Transfer Agent and the Company that it has or intends to sell such Common Stock to a third party which is not an affiliate of Investor or the Company and Investor agrees to redeliver the certificate representing such shares of Common Stock to the Transfer Agent to add the Legend in the event the Common Stock is not sold, and
(c) if reasonably requested by the transfer agent or the Company, Investor confirms to the transfer agent and the Company that Investor has complied with the prospectus delivery requirement under the Securities Act. At any time after the Effective Date, upon surrender of one or more certificates evidencing Common Stock that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered.

     Section 8.2 NO OTHER LEGEND OR STOCK TRANSFER RESTRICTIONS. No legend other than the one specified in Section 8.1 has been or shall be placed on the share certificates representing the Common Stock and no instructions or "stop transfers orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article VIII.

     Section 8.3 INVESTOR'S COMPLIANCE. Nothing in this Article VIII shall affect in any way Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

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                                   ARTICLE IX

                            NOTICES; INDEMNIFICATION

     Section 9.1 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to the Company:

     BioShield Technologies, Inc.
     5655 Peachtree Parkway
     Norcross, Georgia 30092
     Attention: Timothy C. Moses
     Telephone: (770) 246-2000
     Facsimile: (770) 368-0784

     with a copy (which shall not constitute notice) to:

     Sims Moss Kline & Davis LLP
     1000 Abernathy Road
     Atlanta, Georgia 30328
     Attention: Raymond L. Moss, Esq.
     Telephone: (770) 481-7201
     Facsimile: (770) 481-7210

     if to Investor:

     Jackson, LLC
     Executive Pavilion
     90 Grove Street
     Ridgefield, Connecticut 06877
     Attn: Steve Hicks
     Telephone: (203) 431-8300
     Facsimile: (203) 431-8301

     Either party hereto may from time to time change its address or facsimile number for notices under this Section 9.1 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

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     Section 9.2 INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless Investor and its officers, directors, employees, and agents, and each Person or entity, if any, who controls Investor within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, together with the Controlling Persons (as defined in the Registration Rights Agreement) from and against any Damages, joint or several, and any action in respect thereof to which Investor, its partners, affiliates, officers, directors, employees, and duly authorized agents, and any such Controlling Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from Investor's failure to perform any covenant or agreement contained in this Agreement or Investor's or its officers, directors, employees, agents or Controlling Persons negligence, recklessness or bad faith in performing its obligations under this Agreement.

     (b) Investor agrees to indemnify and hold harmless the Company and its officers, directors, employees, and agents, and each Person or entity, if any, who controls Investor within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, together with the Controlling Persons from and against any Damages, joint or several, and any action in respect thereof to which Investor, its partners, affiliates, officers, directors, employees, and duly authorized agents, and any such Controlling Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from the Company's failure to perform any covenant or agreement contained in this Agreement or the Company's or its officers, directors, employees, agents or Controlling Persons negligence, recklessness or bad faith in performing its obligations under this Agreement.

     Section 9.3 METHOD OF ASSERTING INDEMNIFICATION CLAIMS. All claims for indemnification by any Indemnified Party (as defined below) under Section 9.2 shall be asserted and resolved as follows:

          (a) In the event any claim or demand in respect of which any person claiming indemnification under any provision of Section 9.2 (an "Indemnified Party") might seek indemnity under Section 9.2 is asserted against or sought to be collected from such Indemnified Party by a person other than a party hereto or an affiliate thereof (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of Section 9.2 against any person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying

     Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under
     Section 9.2 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

             (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this
        Section 9.3(a), then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to Section 9.2). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause
        (i), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under
        Section 9.2 with respect to such Third Party Claim.

             (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 9.3(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause
        (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

             (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section
        9.2 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the amount of Damages specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under Section
        9.2 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that it the dispute is not resolved within thirty
        (30) days after the Claim Notice, the Indemnifying Party shall be enlisted to institute such legal action as it deems appropriate.

          (b) In the event any Indemnified Party should have a claim under
     Section 9.2 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 9.2 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the amount of Damages specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 9.2 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that it the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be enlisted to institute such legal action as it deems appropriate.

                                   ARTICLE X

                                 MISCELLANEOUS

     Section 10.1 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Georgia without regard to the principles of conflicts of law. Each of the Company and Investor hereby submit to the exclusive jurisdiction of the United States Federal and state courts located in Atlanta, Georgia with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

     Section 10.2 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company and Investor and their respective successors and permitted assigns. Neither this Agreement nor any rights of Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Common Stock purchased or acquired by Investor hereunder with respect to the Common Stock held by such person, and (b) Investor's interest in this Agreement may be assigned at any time, in whole but not in part, to any affiliate of Investor.

     Section 10.3 THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the Company and Investor and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 10.4 TERMINATION. This Agreement shall terminate twenty-four (24) months after the commencement of the Commitment Period (unless extended by the agreement of the Company and Investor); provided, however, that the provisions of Article VI, VIII, and Sections 10.1, 10.2, and 10.4 shall survive the termination of this Agreement.

     Section 10.5 ENTIRE AGREEMENT, AMENDMENT; NO WAIVER. This Agreement and the instruments referenced herein contain the entire understanding of the Company and Investor with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     Section 10.6 FEES AND EXPENSES. Each of the Company and Investor agrees to pay its own expenses in connection with the preparation of this Agreement and performance of its obligations hereunder.

     Section 10.7 NO BROKERS. Each of the Company and Investor represents that other than J.P. Carey Securities, Inc. and Greenfield Capital Partners, LLC (the Company shall be responsible for the fees of such entity) it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     Section 10.8 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the Company and Investor and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the parties so delivering this Agreement.

     Section 10.9 SURVIVAL; SEVERABILITY. The representations, warranties, covenants and agreements of the parties hereto shall survive each Closing hereunder for a period of one year. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

     Section 10.10 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     Section 10.11 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     Section 10.12 EQUITABLE RELIEF. The Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to Investor. The Company therefore agrees that Investor shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 10.13 TITLE AND SUBTITLES. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

     Section 10.14 REPORTING ENTITY FOR THE COMMON STOCK. The reporting entity relied upon for the determination of the trading price of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg L.P. or any successor thereto. The written mutual consent of Investor and the Company shall be required to employ any other reporting entity.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Private Equity Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                          BIOSHIELD TECHNOLOGIES, INC.

                                          By:      /s/ TIMOTHY C. MOSES
                                             -----------------------------------
                                              Name: Timothy Moses
                                              Title: Co-Chairman, CEO

                                          JACKSON, LLC
                                          By: Southridge Capital Management LLC,
                                          Manager

                                          By:
                                             -----------------------------------
                                              Name:
                                              Title: Director

                                                                       EXHIBIT A

                    [FORM OF REGISTRATION RIGHTS AGREEMENT]

     See Tab 3.

                                                                       EXHIBIT B

                            LEFT INTENTIONALLY BLANK

                                                                       EXHIBIT C

              FORM OF OPINION OF THE COMPANY'S INDEPENDENT COUNSEL

     See Tab 8.

                                                                       EXHIBIT D

                             COMPLIANCE CERTIFICATE

     In connection with the issuance of shares of common stock of BioShield Technologies, Inc. (the "Company") pursuant to the Put Notice, dated delivered by the Company to Jackson, LLC, ("Investor") pursuant to Article II of the Private Equity Credit Agreement (the "Agreement"), dated
June   , 2000, by and between the Company and Investor (the "Agreement"), the undersigned hereby certifies as follows:

          1. The undersigned is the duly elected Chief [Executive] [Financial] Officer of the Company.

          2. The representations and warranties of the Company set forth in
     Article V of the Agreement are true and correct in all material respects as though made on and as of the date hereof (other than representations and warranties made as of a specific date), except for changes which have not had a Material Adverse Effect.

          3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Closing Date related to the Put Notice and has complied in all material respects with all obligations and conditions contained in Article VII of the Agreement.

     The terms used herein but not defined herein shall have the meanings specified in the Agreement.

     The undersigned has executed this Certificate this      day of           ,
200 .

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT E

                         INSTRUCTIONS TO TRANSFER AGENT

     See Tab 7.

                                                                    EXHIBIT I

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 14, 2000, is made and entered into by and between BIOSHIELD TECHNOLOGIES, INC., a Georgia corporation (the "Company"), and JACKSON, LLC, a Cayman Island limited liability company (the "Investor").

     WHEREAS, the Company and the Investor have entered into that certain Private Equity Credit Agreement dated as of the date hereof (the "Investment Agreement"), pursuant to which the Company may issue and sell, from time to time, to the Investor up to $50,000,000 worth of shares of its common stock, no par value per share (the "Common Stock"); and

     WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor's agreement to enter into the Investment Agreement, the Company has agreed to provide the Investor with certain registration rights with respect to the Registrable Securities;

     NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein and in the Investment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows (capitalized terms used herein and not defined herein shall have the respective meanings ascribed to them in the Investment Agreement):

                                   ARTICLE I

                              REGISTRATION RIGHTS

     2.1 REGISTRATION STATEMENTS.

     (a) FILING OF REGISTRATION STATEMENT. Subject to the terms and conditions of this Agreement, the Company shall (i) prepare and, within ninety (90) days following the Subscription Date, deliver to the Investor a draft of a registration statement on Form S-1 or SB-2 under the Securities Act (the "Initial Registration Statement") for the registration for the resale by the Investor of at least 6,666,667 Registrable Securities (the "Initial Registrable Securities") and accompanied or preceded by a questionnaire (a "Selling Shareholder Questionnaire") and of the type commonly used for offerings of this kind and (ii) within ten (10) days after the Company has received comments, if any, and a properly completed Selling Shareholder Questionnaire from the Investor, file the Initial Registration Statement with the SEC. Thereafter, if the Company desires to issue and sell to the Investor any Registrable Securities in addition to the Initial Registrable Securities, the Company shall first file with the SEC a registration statement on Form S-1 or Form SB-2 under the Securities Act (the Initial Registration Statement and any subsequent registration statement, each a "Registration Statement").

     (b) EFFECTIVENESS OF THE INITIAL REGISTRATION STATEMENT. The Company shall use its commercially reasonable efforts (i) to have the Initial Registration Statement declared effective by the SEC by no later than ninety (90) days after the filing of the Initial Registration Statement, and (ii) to ensure that the Initial Registration Statement and any subsequent Registration Statement remains in effect throughout the term of this Agreement as set forth in Section 4.2, subject to the terms and conditions of this Agreement.

     (c) FAILURE TO MAINTAIN EFFECTIVENESS OF A REGISTRATION STATEMENT. In the event the Company fails to maintain the effectiveness of any Registration Statement (or the underlying prospectus) throughout the term of this Agreement for any period of more than ten (10) continuous calendar days, other than temporary suspensions permitted by Section 1.1(e), and the Investor holds any Registrable Securities at any time during the period of such ineffectiveness (such period of ineffectiveness exceeding such 10 calendar day period being herein referred to as an "Ineffective Period"), the Company shall pay to the Investor in immediately available funds into an account designated by the Investor an amount equal to three percent (3%) of the aggregate Purchase Price of all of the Registrable Securities then held by the Investor for each ten (10) calendar day period (prorated for partial periods) of such Ineffective Period. The payments required by this Section 1.1(d) shall be made on the first Trading Day after the earliest to occur of (i) the expiration of the Commitment Period, and (ii) the expiration of an Ineffective Period (or if an Ineffective Period shall last more than thirty (30) calendar days, the expiration of each thirty
(30) calendar days of an Ineffective Period).

     (d) LIQUIDATED DAMAGES. The Company and the Investor hereto acknowledge and agree that the sums payable under subsection 1(c) above shall constitute liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement,
(iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm's length.

                                   ARTICLE II

                            REGISTRATION PROCEDURES

     Section 3.1 FILINGS; INFORMATION. The Company will effect the registration and sale of the Registrable Securities in accordance with the intended methods of disposition thereof. Without limiting the foregoing, the Company in each such case will do the following as expeditiously as possible, but in no event later than the deadline, if any, prescribed therefor in this Agreement:

          (a) The Company shall (i) prepare and file with the SEC a Registration Statement on Form S-1 or SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and in accordance with the intended method of distribution of such Registrable Securities); (ii) use commercially reasonable efforts to cause such filed Registration Statement to become and remain effective (pursuant to Rule 415 under the Securities Act or otherwise); (iii) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the time period prescribed by Section 1.1(b); and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Investor set forth in such Registration Statement.

          (b) The Company shall file all necessary amendments to any Registration Statement in order to effectuate the purpose of this Agreement and the Investment Agreement.

          (c) No later than five (5) days prior to filing any amendment or supplement to the Initial Registration Statement or any subsequent Registration Statement or prospectus, or any amendment or supplement thereto (excluding, in each case, amendments deemed to result from the filing of documents incorporated by reference therein), or such shorter period as is reasonable under the circumstances, the Company shall deliver to the Investor and one firm of counsel representing the Investor, in accordance with the notice provisions of Section 4.8, copies of such Registration Statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review by the Investor and such counsel, and thereafter deliver to the Investor and such counsel, in accordance with the notice provisions of Section 4.8, such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as the Investor or counsel may reasonably request in order to facilitate the disposition of the Registrable Securities.

          (d) The Company shall deliver, in accordance with the notice provisions of Section 4.8, to each seller of Registrable Securities covered by a Registration Statement, such number of conformed copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in any Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such seller's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities.

          (e) After the filing of a Registration Statement, the Company shall promptly notify the Investor of any stop order issued or threatened by the SEC in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (f) The Company shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Investor may reasonably request in light of its intended plan of distribution and
     (ii) cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company, and do any and all other acts and things that may be reasonably necessary or advisable to enable the Investor to consummate the disposition of the Registrable Securities in light of its intended plan of distribution; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (f), subject itself to taxation in any such jurisdiction, or consent or subject itself to general service of process in any such jurisdiction.

          (g) The Company shall immediately notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable
     Securities: (i) receipt of any request by the SEC or any other federal or state governmental authority for additional information, amendments or supplements to such Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of such Registration Statement or notification of the initiation of any proceedings for that purpose;
     (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, related prospectus or documents so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and that in the case of the related prospectus it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to such Registration Statement would be appropriate, and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus.

          (h) The Company shall enter into customary agreements and take such other customary actions as are reasonably required in order to expedite or facilitate the disposition by the Investor of such Registrable Securities (whereupon the Investor may, at its option, require that any or all of the representations, warranties and covenants of the Company also be made to and for the benefit of the Investor).

          (i) The Company shall make available to the Investor (and will deliver to Investor's counsel), subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the SEC and the Company, its counsel or its auditors and will also make available for inspection by the Investor and any attorney, accountant or other professional retained by the Investor (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with a Registration Statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless
     (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or (ii) the disclosure or release of such Records is requested or required

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     pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other legal process; provided, however, that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided, further, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records that counsel has advised the Inspectors that the Inspectors are compelled to disclose. The Investor agrees that information obtained by it as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Investor after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information has been made generally available to the public. The Investor further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (j) The Company shall otherwise comply with all applicable rules and regulations of the SEC, including, without limitation, compliance with applicable reporting requirements under the Exchange Act.

          (k) The Company may require the Investor to promptly furnish in writing to the Company such information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the SEC or the NASD. The Investor agrees to provide such information requested in connection with such registration within five (5) calendar days after receiving such written request, or such shorter period as is reasonable under the circumstances, and the Company shall not be responsible for any delays in obtaining or maintaining the effectiveness of any Registration Statement caused by the Investor's failure to timely provide such information.

     Section 3.2 SECTION REGISTRATION EXPENSES. In connection with each Registration Statement, the Company shall pay all registration expenses incurred in connection with the registration thereunder (the "Registration Expenses"), including, without limitation: (a) all registration, filing, securities exchange listing and fees required by the NASD, (b) all registration, filing, qualification and other fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Company), (c) all word-processing, duplicating, printing, messenger and delivery expenses, (d) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and (e) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company.

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                                  ARTICLE III

                        INDEMNIFICATION AND CONTRIBUTION

     Section 4.1 INDEMNIFICATION.

     a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") (collectively, Controlling Person"), and any underwriter (as defined in the 1933
Act) for the Investors, and the directors and officers of, and each Person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth herein with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section: (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of an y such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit

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of any person controlling such person) if the untrue statement or mission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company (i) and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

     b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth herein, the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

     c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

     d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other

                                      I-7
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indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, which counsel shall be acceptable to the Company and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6.

     e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     f. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this Section; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

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                                   ARTICLE IV
                                 MISCELLANEOUS

     Section 5.1 NO OUTSTANDING REGISTRATION RIGHTS. The Company represents and warrants to the Investor that there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction, except for those disclosed in the Company's public filings.

     Section 5.1 TERM. The obligations of the Company and the rights provided to the holders of Registrable Securities hereunder shall terminate at such time as all the Commitment Period has expired and any Registrable Securities theretofore issued have ceased to be Registrable Securities in accordance with the definition thereof contained in the Investment Agreement. Notwithstanding the foregoing, Section 1.1(c) and (d), Article III, Section 4.8, and Section 4.9, shall survive the termination of this Agreement.

     Section 5.2 RULE 144. The Company will use its commercially reasonable efforts to file in a timely manner information, documents and reports in compliance with the Securities Act and the Exchange Act and will, at its expense, promptly take such further action as holders of Registrable Securities may reasonably request to enable such holders of Registrable Securities to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act ("Rule 144"), as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. If at any time the Company is not required to file such reports, it will, at its expense, forthwith upon the written request of any holder of Registrable Securities, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 or such other information as necessary to permit sales pursuant to Rule 144. Upon the request of the Investor, the Company will deliver to the Investor a written statement, signed by the Company's principal executive or financial officer, as to whether it has complied with such requirements.

     Section 5.3 CERTIFICATE. The Company will, at its expense, forthwith upon the request of any holder of Registrable Securities, deliver to such holder a certificate, signed by the Company's principal financial officer or other executive officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's SEC file number, (d) the number of shares of each class of Stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

     Section 5.4 AMENDMENT AND MODIFICATION. No provision of this Agreement may be waived, unless such waiver is set forth in a writing executed by both parties to this Agreement. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, the waiver of any provision hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities

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are being sold pursuant to a Registration Statement and does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. No course of dealing between or among any Person having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

     Section 5.5 SUCCESSORS AND ASSIGNS; ENTIRE AGREEMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Investor may assign its rights under this Agreement to any subsequent holder of the Registrable Securities, provided that the Company shall have the right to require any holder of Registrable Securities to execute a counterpart of this Agreement as a condition to such holder's claim to any rights hereunder. This Agreement, together with the Investment Agreement, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

     Section 5.6 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

     Section 5.7 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     5.8 If to the Company:

     BioShield Technologies, Inc.
     5655 Peachtree Parkway
     Norcross, Georgia 30092
     Telephone: (770) 246-2000
     Facsimile: (770) 368-0784

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     with a copy (which shall not constitute notice) to:

     Sims Moss Kline & Davis LLP
     400 Northpark Town Center, Suite 310
     1000 Abernathy Road
     Atlanta, Georgia 30328
     Attention: Raymond L. Moss, Esq.
     Telephone: (770) 481-7201
     Facsimile: (770) 481-7210

     if to Investor:

     Jackson, LLC
     Executive Pavilion
     90 Grove Street
     Ridgefield, Connecticut 06877
     Attn: Steve Hicks
     Telephone: (203) 431-8300
     Facsimile: (203) 431-8301

     Either party hereto may from time to time change its address or facsimile number for notices under this Section 4.8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section 5.1 GOVERNING LAW, JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Georgia without regard to the principles of conflicts of law. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal and state courts located in Atlanta, Georgia, with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

     Section 5.2 TITLE AND SUBTITLES. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

     Section 5.3 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the parties so delivering this Agreement.

     Section 5.4 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     Section 5.5 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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     5.6 IN WITNESS WHEREOF, the parties hereto have caused this Registration
Rights Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                          BIOSHIELD TECHNOLOGIES, INC.

                                          By:      /s/ TIMOTHY C. MOSES
                                             -----------------------------------
                                          Name: Timothy C. Moses
                                          Title: Co-Chairman, CEO

                                          JACKSON, LLC
                                          By: Southridge Capital Management LLC,
                                              General Partner

                                          By:         /s/ DAVID SIMS
                                             -----------------------------------
                                          Name: David Sims
                                          Title: Co-Chairman, CEO

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

                                                                      APPENDIX J

                               WARRANT AGREEMENT

     WARRANT AGREEMENT dated as of June 14, 2000, between BioShield Technologies, Inc., a Delaware corporation (the "Company"), and Jackson LLC, a Cayman Island limited liability company (hereinafter referred to as "Investor").

                              W I T N E S S E T H:

     WHEREAS, Investor has entered into a Private Equity Agreement (the "Investment Agreement") with the Company pursuant to which the Investor may purchase up to $50,000,000 of shares of common stock, no par value, of the Company (the "Common Stock"); and

     WHEREAS, the Warrants issued pursuant to this Agreement are being issued by the Company to Investor and/or its designees, in consideration for, and as part of the investment by Investor in connection with the Investment Agreement;

     NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows (capitalized terms used herein without definition shall have the meanings ascribed to then in the Investment Agreement):

     1. GRANT.

     Investor and/or its designees are hereby granted the right to purchase, at any time from the date of the closing of the first purchase by Investor of shares of Common Stock pursuant to the Investment Agreement (the "Initial Closing") until 5:00 P.M., Eastern Standard Time, on the fifth anniversary of the Initial Closing (the "Warrant Exercise Term"), 250,000 Shares of Common Stock (the "Shares") at an exercise price (subject to adjustment as provided in Article 7 hereof) equal to $18.92 (the "Initial Exercise Price").

     2. WARRANT CERTIFICATES.

     The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

     3. EXERCISE OF WARRANTS.

     3.1 CASH EXERCISE. The Exercise Price may be paid in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Article 7 hereof. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased, at the Company's executive offices currently located at 5655 Peachtree Parkway Atlanta, Georgia 30092, the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all

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the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

     3.2 CASHLESS EXERCISE. At any time during the Warrant Exercise Term, the Holder may, at its option, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into the number of Shares determined in accordance with this Section 3.2, by surrendering this Warrant at the principal office of the company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Shares (rounded to the next highest integer) equal to
(i) the number of Shares specified by the Holder in its Notice of Exchange (the "Total Number") less (ii) the number of Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the then existing Exercise Price by (B) the average of the Closing Prices for the five Trading Days immediately prior to the date specified in the Notice of Exchange.

     3.3 EXERCISE LIMITATION. In no event shall any Investor be entitled to exercise any of the warrants if, upon the exercise of such warrant(s), it would cause the aggregate number of shares of Common Stock beneficially owned by the Investor and its affiliates to exceed 4.9% of the outstanding shares of the Common Stock following such exercise.

     4. ISSUANCE OF CERTIFICATES.

     Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within five business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to satisfaction of the Company that such tax has been paid.

     The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman or Vice Chairman of the Board of Directors, Chief Executive officer or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

     The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Shares shall bear a legend substantially similar to the following:

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available.

     5. PRICE.

     5.1 ADJUSTED EXERCISE PRICE. The adjusted Exercise Price shall be the price which shall result from time to time from any and all adjustments of the Initial Exercise Price in accordance with the provisions of Article 7 hereof.

     5.2 EXERCISE PRICE. The term "Exercise Price" herein shall mean the Initial Exercise Price or the adjusted Exercise Price, depending upon the context.

     6. REGISTRATION RIGHTS.

     6.1 REGISTRATION UNDER THE SECURITIES ACT OF 1993.

     The Warrants and the Shares have not been registered for purposes of public distribution under the Securities Act of 1933, as amended ("the Act").

     6.2 REGISTRABLE SECURITIES. As used herein the term "Registrable Security" means each of the Warrants, the Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination,
(i) it has been effectively registered under the Securities Act and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 6.

     6.3 PIGGYBACK REGISTRATION. If, at any time during the five years following the date of the Initial Closing, the Company proposes to prepare and file any registration statement or post-effective amendments (other than in connection with an underwritten initial public offering or initial registration of the Company or the Company's securities with the U.S. Securities & Exchange Commission) thereto covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (in any such case, other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form), (for purposes of this Article 6, collectively, a "Registration Statement"), it will give written notice of its intention to do so by registered mail ("Notice"), at ten (10) business days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities. Upon the written request of such a holder (a "Requesting Holder"), made within ten (10) business days after receipt of the Notice, that the

Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders. Notwithstanding the provisions of this Section 6.3, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 6.3 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

     7. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SHARES.

     7.1 SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

     7.2 ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     7.3 RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the shares of Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holders had exercised the Warrants.

     7.4 NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made:

          (a) Upon the issuance or sale of shares of Common Stock upon the exercise of the Warrants; or

          (b) Upon (i) the issuance of options pursuant to the Company's employee stock option plans in effect or the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any such options, or (ii) the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants; or

          (c) Upon the issuance of shares of Common Stock pursuant to contractual obligations; or

          (d) If the amount of said adjustment shall be less than 2 cents (2c) per Share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 2 cents (2c) per Share.

     8. EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES.

     Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

     9. ELIMINATION OF FRACTIONAL INTERESTS.

     The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

     10. RESERVATION AND LISTING OF SECURITIES.

     The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts, once it has become a public company, to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on or quoted on the electronic bulletin board, by NASDAQ or listed on such national securities exchanges.

     11. NOTICES TO WARRANT HOLDERS.

     Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or any proposed dissolution, liquidation, winding up or sale.

     12. NOTICES.

     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

          (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

          (b) If to the Company, to the address set forth in Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.

     13. SUPPLEMENTS AND AMENDMENTS.

     The Company may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which the Company deems not to adversely affect the interests of the Holders of Warrant Certificates.

     14. SUCCESSORS.

     All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

     15. TERMINATION.

     This Agreement shall terminate at the close of business on the fifth anniversary of the Initial Closing. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised and all the Shares issuable upon exercise of the Warrants have been resold to the public; provided, however, that the provisions of Article 6 shall survive such termination until the close of business on fifth anniversary of the Initial Closing.

     16. GOVERNING LAW.

     This Agreement and each Warrant Certificate hereunder shall be governed by and interpreted in accordance with the laws of the State of Georgia without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Atlanta, Georgia, and expressly consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia, Atlanta Division for the adjudication of any civil action asserted pursuant to this Paragraph.

     17. BENEFITS OF THIS AGREEMENT.

     Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Investor and any other registered holder or holders of the Warrant Certificates, Warrants or the Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Investor and any other holder or holders of the Warrant Certificates, Warrants or the Shares.

     18. COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                            BIOSHIELD TECHNOLOGIES, INC.

                                            By:     /s/ TIMOTHY C. MOSES
                                               ---------------------------------
                                                Name: Timothy C. Moses
                                               Title: Co-Chairman of the Board
                                                and Chief Executive Officer

Attest:   /s/ SCOTT PARLIAMENT
       -----------------------------
        Name: Scott Parliament
       Title: CFO

                                            INVESTOR:

                                            JACKSON, LLC

                                            By:        /s/ DAVID SIMS
                                               ---------------------------------
                                                Name: Navigator Management Ltd.
                                               Title: Director

Attest:   /s/ ARLENE DE CASTRO
       -----------------------------
        Name: Arlene de Castro
       Title: Assistant Secretary

                                                                       EXHIBIT A

     THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

     THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                5:00 P.M., EASTERN STANDARD TIME, JUNE 13, 2005

No.                                                               250,000 Shares

                              WARRANT CERTIFICATE

     This Warrant Certificate certifies that Jackson LLC ("Investor") or registered assigns, is the registered holder of 250,000 Warrants to purchase, at any time from June 14, 2000, until 5:00 P.M. Eastern Standard Time on June 13, 2005 ("Expiration Date"), up to 250,000 shares ("Shares") of fully-paid and non-assessable common stock, no par value ("Common Stock"), of BioShield Technologies, Inc., a Delaware corporation (the "Company"), at the Initial Exercise Price, subject to adjustment in certain events (the "Exercise Price"), of $18.92 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of June 14, 2000, between the Company and Investor (the "Warrant Agreement"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.

     No Warrant may be exercised after 5:00 P.M., Eastern Standard Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

     The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferees) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.


Dated: As of June 14, 2000                             BIOSHIELD TECHNOLOGIES, INC.
                                                       By:/s/ TIMOTHY C. MOSES
                                                       ----------------------------------------------
                                                          Name: Timothy C. Moses
                                                          Title: Co-Chairman, CEO

Attest: /s/ SCOTT PARLIAMENT
-----------------------------------------------
        Name: Scott Parliament
        Title: CFO

                         [FORM OF ELECTION TO PURCHASE]

     The undersigned hereby irrevocably elects to exercise the right,
represented by this Warrant Certificate, to purchase                Shares and
herewith tenders in payment for such Shares cash or a certified or official bank
check payable in New York Clearing House Funds to the order of                in
the amount of $          , all in accordance with the terms hereof. The
undersigned requests that a certificate for such Shares be registered in the
name of                whose address is                , and that such
Certificate be delivered to                , whose address is                .

 Dated: ---------------------------------------        Signature: -----------------------------------
                                                       (Signature must conform in all respects to name
                                                       of holder as specified on the face of the
                                                       Warrant Certificate)

------------------------------------------------

------------------------------------------------
        (Insert Social Security or Other
         Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

            (TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH HOLDER
                 DESIRES TO TRANSFER THE WARRANT CERTIFICATE.)

     FOR VALUE RECEIVED                        hereby sells, assigns and
transfers unto

--------------------------------------------------------------------------------
                 (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein,
and does hereby irrevocably constitute and appoint                , Attorney, to
transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

 Dated: ---------------------------------------        Signature: -----------------------------------
                                                       (Signature must conform in all respects to name
                                                       of holder as specified on the face of the
                                                       Warrant Certificate)

------------------------------------------------

------------------------------------------------
        (Insert Social Security or Other
        Identifying Number of Assignee)

                                                                      APPENDIX K

                               SECRETARY OF STATE
                             Corporations Division
                                 315 West Tower
                         #2 Martin Luther King, Jr. Dr.
                          Atlanta, Georgia 30334-1530

SIMS MOSS KLINE & DAVIS LLP
RAYMOND L. MOSS
#310, 1000 ABERNATHY RD. NE
ATLANTA, GA 30328

                            CERTIFICATE OF AMENDMENT

     I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that

                          BIOSHIELD TECHNOLOGIES, INC.
                         A DOMESTIC PROFIT CORPORATION

has filed articles of amendment in the Office of the Secretary of State and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

     WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

                                          Cathy Cox
                                          Secretary of State

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                          BIOSHIELD TECHNOLOGIES, INC.

                                       I.

     The name of the corporation is BioShield Technologies, Inc. (the "Corporation").

                                      II.

     Effective as of the date hereof, Article[II] of the Articles of Incorporation, as amended is amended to read in full as follows: The Corporation hereby designates that the total number of shares of capital stock which the Corporation has authority to issue is 50,000,000, divided into 40,000,000 shares of "Common Stock," no par value, and 10,000,000 shares of capital stock, no par value, to be designated as "Preferred Stock."

                                      III.

     The Corporation hereby designates 500 of the 10,000,000 authorized shares of its Preferred Stock as "Series B Convertible Preferred Stock," no par value (the "Preferred Stock") and shall possess the rights and privileges set forth below:

          (1) DIVIDENDS. The Series B Preferred Shares shall not bear any dividends.

          (2) HOLDER'S CONVERSION OF SERIES B PREFERRED SHARES. A holder of Series B Preferred Shares shall have the right, at such holder's option, to convert the Series B Preferred Shares into shares of the Company's common stock, no par value per share (the "Common Stock"), on the following terms and conditions:

             (a) CONVERSION RIGHT. Subject to the provisions of Sections 2(j) and 3(a) below, at any time or times on or after the earlier to occur of
        (i) 90 days after the Issuance Date (as defined herein) or (ii) the date that Registration Statement filed by the Company registering the Common Stock to be issued upon conversion of the Preferred Stock is declared effective (the "Effective Date") by the U.S. Securities and Exchange Commission (the "SEC"), any holder of Series B Preferred Shares shall be entitled to convert any Series B Preferred Shares into fully paid and non-assessable shares (rounded to the nearest whole share in accordance with Section 2(h) below) of Common Stock, at the Conversion Rate (as defined below); provided, however, that in no event other than upon a Mandatory Conversion pursuant to Section 2(f) hereof, shall any holder be entitled to convert Series B Preferred Shares in excess of that number of Series B Preferred Shares which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.9% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred

        Shares with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon conversion of the remaining, nonconverted Series B Preferred Shares beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with
        Section 13(d) of the Securities Exchange Act of 1934, as amended.

             (b) CONVERSION RATE. The number of shares of Common Stock issuable upon conversion of each of the Series B Preferred Shares pursuant to Section (2)(a) shall be determined according to the following formula (the "Conversion Rate");

                         (.05)(N/365)(20,000) + 20,000
                      ------------------------------------
                                CONVERSION PRICE

        For purposes of this Amendment, the following terms shall have the following meanings:

                  (i) "Conversion Price" means as, of any Conversion Date (as defined below), the lesser of (i) the Fixed Conversion Price or
             (ii) the Floating Conversion Price, as in effect as of such date and subject to adjustment as provided herein.

                  (ii) "Fixed Conversion Price" means $19.70 per share, subject to adjustment as provided herein.

                  (iii) "Floating Conversion Price" means, as of any date of determination, the amount obtained by multiplying the Conversion Percentage in effect as of such date by the lowest Average Market Prices for the Common Stock for any three (3) Trading Days in any ten (10) consecutive Trading Days immediately preceding such date;

                  (iv) "Conversion Percentage" means 90%;

                  (v) "Average Market Price" means, with respect to any security for any period, that price which shall be computed as the arithmetic average of the Closing Bid Prices and Closing Ask Prices (as defined below) for such security for each Trading Day in such period;

                  (vi) "Closing Ask Price" means, for any security as of any date, the last closing ask price on the Nasdaq SmallCap Market (the "Nasdaq-SM") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the Nasdaq-SM is not the principal trading market for such security, the last closing ask price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg (the "Trading Market"), or if the foregoing do not apply, the last closing ask price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or, if no closing ask price is reported for such security by Bloomberg, the last closing ask price of such security as reported by Bloomberg. If the Closing Ask Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Ask Price of such security on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company all as appropriately adjusted for any stock dividend, stock split or other similar transaction during such period; and

                  (vii) "Closing Bid Price" means, for any security as of any date, the last closing bid price on the Nasdaq SmallCap Market (the "Nasdaq-SM") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the Nasdaq-SM is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg (the "Trading Market"), or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).

                  (viii) "Coupon" means 5% per annum to be paid by the Company on the principal amount of the Preferred Stock. The Coupon shall be due and payable upon conversion or redemption of the Preferred Stock, as the case may be, in cash or Common Stock which has been registered with the SEC at the election of the Company. In the event that the Company elects to pay the Coupon in cash, the formula used to calculate the Conversion Rate shall be adjusted to exclude the calculation of the Coupon.

                  (ix) "N" means the number of days from, but excluding, the
             Issuance Date through and including the Conversion Date for the Series B Preferred Shares for which conversion is being elected.

                  (x) "Issuance Date" means the date of issuance of the Series B
             Preferred Shares.

                  (xi) "Trading Day" means any day on which the Company's Common
             Stock is traded on the Principal Trading Market.

             (c) ADJUSTMENT TO CONVERSION PRICE -- DILUTION AND OTHER
        EVENTS. In order to prevent dilution of the rights granted under this Amendment, the Conversion Price will be subject to adjustment from time to time as provided in this Section 2(d).

                  (i) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER,
             OR SALE. Any recapitalization, reorganization reclassification, consolidation. merger, sale of a or substantially all of the Company's assets to another Person (as defined below) or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as in "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision to insure that each of the holders of the Series B Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Preferred Shares had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to the holders of a majority of the Series B Preferred Shares then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2(c) will thereafter be applicable to the Series B Preferred Shares. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to the holders of a majority of the Series B Preferred Shares then outstanding), the obligation to deliver to each holder of Series B Preferred Shares such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. For purposes of this Agreement, "Person" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  (ii) NOTICES.

                       (A) Immediately upon any adjustment of the Conversion
                  Price, the Company will give written notice thereof to each holder of Series B Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

                       (B) The Company will also give written notice to each
                  holder of Series B Preferred Shares at least twenty (20) days prior to the date on which any Organic Change (as defined below), dissolution or liquidation will take place.

             (d) MECHANICS OF CONVERSION. Subject to the Company's inability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 5 below:

                  (i) HOLDER'S DELIVERY REQUIREMENTS.  To convert Series B
             Preferred Shares into full shares of Common Stock on any date (the "Conversion Date"), the holder thereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Standard Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company or its designated transfer agent (the "Transfer Agent"), and (B) surrender to a common carrier for delivery to the Company or the Transfer Agent as soon as practicable following such date, the original certificates representing the Series B Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates") and the originally executed Conversion Notice.

                  (ii) COMPANY'S RESPONSE.  Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via Facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company or the Transfer Agent of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account at The Depository Trust Company.

                  (iii) DISPUTE RESOLUTION.  In the case of a dispute as to the determination of the Average Market Price or the arithmetic calculation of the Conversion Rate, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within three
             (3) business days of receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the determination of the Average Market Price or arithmetic calculation of the Conversion Rate within three (3) business days of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile (A) the disputed determination of the Average Market Price to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Conversion Rate to its independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

                  (iv) RECORD HOLDER.  The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series B Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

             (e) NASDAQ LISTING. So long as the Common Stock is listed for trading on Nasdaq-SM or an exchange or quotation system with a rule substantially similar to Rule 4460(i) then, notwithstanding anything to the contrary contained herein if, at any time, the aggregate number of shares of Common Stock then issued upon conversion of the Series B Preferred Shares (including any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the Common Stock issued or issuable upon conversion of the Series B Preferred Shares for purposes of such rule) equals 19.99% of the "Outstanding Common Amount" (as hereinafter defined), the Series B Preferred Shares shall, from that time forward, cease to be convertible into Common Stock in accordance with the terms hereof, unless the Corporation (i) has obtained approval of the issuance of the Common Stock upon conversion of the Series B Preferred Shares by a majority of the total votes cast on such proposal, in person or by proxy, by the holders of the then-outstanding Common Stock (not including any shares of Common Stock held by present or former holders of Series B Preferred Shares that were issued upon conversion of Series B Preferred Shares (the "Stockholder Approval"), or (ii) shall have otherwise obtained permission to allow such issuances from Nasdaq in accordance with Nasdaq Rule 4460(i). If the Corporation's Common Stock is not then listed on Nasdaq or an exchange or quotation system that has a rule substantially similar to Rule 4460(i) then the limitations set forth herein shall be inapplicable and of no force and effect. For purposes of this paragraph, "Outstanding Common Amount" means (i) the number of shares of the Common Stock outstanding on the date of issuance of the Series B Preferred Shares pursuant to the Purchase Agreement plus
        (ii) any additional shares of Common Stock issued thereafter in respect of such shares pursuant to a stock dividend, stock split or similar event. The maximum number of shares of Common Stock issuable as a result of the 19.99% limitation set forth herein is hereinafter referred to as the "Maximum Share Amount." With respect to each holder of Series B Preferred Shares, the Maximum Share Amount shall refer to such holder's pro rata share thereof. In the event that Corporation obtains Stockholder Approval or the approval of Nasdaq, or by reason of the inapplicability of the rules of Nasdaq or otherwise, the Corporation concludes that it is able to increase the number of shares to be issued above the Maximum Share Amount (such increased number being the "New Maximum Share Amount"), the references to Maximum Share Amount, above, shall be deemed to be, instead, references to the greater New Maximum Share Amount. In the event that Stockholder Approval is obtained and there are insufficient reserved or authorized shares, or a registration statement covering the additional shares of Common Stock which constitute the New Maximum Share Amount is not effective prior to the Maximum Share Amount being issued (if such registration statement is necessary to allow for the public resale of such securities), the Maximum Share Amount shall remain unchanged; provided, however, that the holders of Series B Preferred Shares may grant an extension to obtain a sufficient reserved or authorized amount of shares or of the effective date of such registration statement. In the event that (a) the aggregate number of shares of Common Stock actually issued upon conversion of the outstanding Series B Preferred Shares represents at least twenty percent (20%) of the Maximum Share Amount and (b) the sum of (x) the aggregate number of shares of Common Stock issued upon conversion of Series B Preferred Shares plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of Series B Preferred Shares and based on the Conversion Price then in effect), represents at least one hundred percent (100%) of the Maximum Share Amount, the Corporation will use its best reasonable efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event and before the Mandatory Redemption Date.

             (f) MANDATORY CONVERSION. If any Series B Preferred Shares remain outstanding on June 14, 2003, then all such Series B Preferred Shares shall be converted as of such date in accordance with this Section 2 as if the holders of such Series B Preferred Shares had given the Conversion Notice on June 14, 2003, and the Conversion Date had been fixed as of June 14, 2003, (the "Mandatory Conversion Date") for all purposes of this Section 2, and all holders of Series B Preferred Shares shall thereupon and within two (2) business days thereafter surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company or the Transfer Agent. No person shall thereafter have any rights in respect of Series B Preferred Shares, except the right to receive shares of Common Stock on conversion thereof as provided in this Section 2.

             (g) FRACTIONAL SHARES. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of the Series B Preferred Shares by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

             (h) TAXES. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series B Preferred Shares.

             (i) LOCK-UP.  [INTENTIONALLY LEFT BLANK]

          (3) COMPANY'S RIGHT TO REDEEM AT ITS ELECTION.

             (a) At any time after the Effective Date, the Company shall have the right, in its sole discretion, to redeem ("Redemption at Company's Election"), from time to time, any or all of the Series B Preferred Shares; provided (i) Company shall first provide twenty-five (25) Trading Days advance written notice as provided in subparagraph 3(a)(ii) below, and (ii) that the Company shall only be entitled to redeem Series B Preferred Shares having an aggregate Stated Value (as defined below) of at least Five Hundred Thousand Dollars ($500,000). If the Company elects to redeem some, but not all, of the Series B Preferred Shares, the Company shall redeem a pro-rata amount from each holder of the Series B Preferred Shares.

                  (i) REDEMPTION PRICE AT COMPANY'S ELECTION.  The "Redemption
             Price at Company's Election" shall be calculated as 125% of the Stated Value. For purposes hereof, "Stated Value" shall mean the original purchase price of Preferred Stock being redeemed plus any accrued and unpaid coupon due thereunder.

                  (ii) MECHANICS OF REDEMPTION AT COMPANY'S ELECTION.  The
             Company shall effect each such redemption by giving at least twenty five (25) Trading Days prior written notice ("Notice of Redemption at Company's Election") to (A) the holders of the Series B Preferred Shares selected for redemption at the address and facsimile number of such holder appearing in the Company's Series B Preferred Shares register and (B) the Transfer Agent, which Notice of Redemption At Company's Election shall be deemed to have been delivered three (3) business days after the Company's mailing (by overnight or two (2) day courier, with a copy by facsimile) of such

             Notice of Redemption at Company's Election. Such Notice of Redemption At Company's Election shall indicate (i) the number of shares of Series B Preferred Shares that have been selected for redemption, (ii) the date which such redemption is to become effective (the "Date of Redemption At Company's Election") and
             (iii) the applicable Redemption Price At Company's Election, as defined in subsection (a)(i) above. Notwithstanding the above, the holder may convert into Common Stock, prior to the close of business on the Date of Redemption at Company's Election, any Series B Preferred Shares which it is otherwise entitled to convert, including Series B Preferred Shares that has been selected for redemption at Company's election pursuant to this subsection 3(a).

             (b) COMPANY MUST HAVE IMMEDIATELY AVAILABLE FUNDS OR CREDIT FACILITIES. The Company shall not be entitled to send any Redemption Notice and begin the redemption procedure under Section 3(a) unless it has:

                  (i) the full amount of the redemption price to cash, available in a demand or other immediately available account in a bank or similar financial institution; or

                  (ii) immediately available credit facilities, in the full
             amount of the redemption price with a bank or similar financial institution, or

                  (iii) an agreement with a standby underwriter willing to
             purchase from the Company a sufficient number of shares of stock to provide proceeds necessary to redeem any stock that is not converted prior to redemptions; or

                  (iv) a combination of the items set forth in (i), (ii), and
             (iii) above, aggregating the full amount of the redemption price.

             (c) PAYMENT OF REDEMPTION PRICE. Each holder submitting Series B Preferred Shares being redeemed under this Section 3 shall send their Preferred Stock Certificates to redeemed to the Company or its Transfer Agent, and the Company shall pay the applicable redemption price to that Holder within five (5) business days of the Date of Redemption at Company's Election. If the Company fails to pay the Redemption Price, the redemption right provided in this section shall be declared null and void. However, this redemption right shall not be null and void if a bona fide dispute exists with respect to the calculation of the Redemption Price.

          (4) REISSUANCE OF CERTIFICATES. In the event of a conversion or redemption pursuant to this Amendment of less than all of the Series B Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series B Preferred Shares a Preferred Stock Certificate representing the remaining Series B Preferred Shares which have not been so converted or redeemed.

          (5) RESERVATION OF SHARES. The Company shall, so long as any of the Series B Preferred Shares are outstanding reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to affect the conversion of all of the Series B Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 100% of the number of shares of Common Stock for which the Series B Preferred Shares are at any time convertible,

          (6) VOTING RIGHTS. Holders of Series B Preferred Shares shall have no voting rights, except as required by law, including but not limited to the Corporation Law of the State of Georgia and as expressly provided in this Amendment.

          (7) LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the holders of the Series B Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "Preferred Funds"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series B Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Series B Preferred Share equal to the sum of
     (i) $20,000 and (ii) an amount equal to the product of (.05) (N/365) ($20,000) (where "N" has the meaning specified in Section 2(b)(viii); (such sum being referred to as the "Liquidation Value"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series B Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series B Preferred Shares as to payments of Preferred Funds (the "Pari Passu Shares"), then each holder of Series B Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective preferences and rights, as a percentage of the full amount of Preferred Funds payable to all holders of Series B Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class in any manner permitted by law, shall not for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series B Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

          (8) PREFERRED RATE. All shares of Common Stock shall be of junior rank to all Series B Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution, and winding up of the Company. The Series B Preferred Shares shall be of greater than any Series of Common or Preferred Stock hereinafter issued by the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series B Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series B Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series B Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Articles of Incorporation or bylaws, or make any resolution of the board of directors with the Georgia Secretary of State containing any provisions, which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series B Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Series B Preferred Shares shall maintain their relative powers, designations, and preferences provided for herein and no merger shall result inconsistent therewith.

          (9) RESTRICTION ON DIVIDENDS. Other than the distribution of the securities of the Company to the Company's shareholders, if any Series B Preferred Shares are outstanding, without the prior express written consent of the holders of not less than a majority of the then outstanding Series B Preferred Shares, the Company shall not directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock so long as written notice thereof has been given to holders of the Series B Preferred Shares at least 30 days prior to the earlier of (a) the record date taken for or (b) the payment of any such dividend or other distribution. Notwithstanding the foregoing, this Section 9 shall not prohibit the Company from declaring and paying a dividend in cash with respect to the Common Stock so long as the Company: (i) pays simultaneously to each holder of Series B Preferred Shares an amount in cash equal to the amount such holder would have received had all of such holder's Series B Preferred Shares been converted to Common Stock pursuant to Section 2 hereof one business day prior to the record date for any such dividend, and
     (ii) after giving effect to the payment of any dividend and any other payments required in connection therewith including to the holders of the Series B Preferred Shares, the Company has in cash or cash equivalents an amount equal to the aggregate of: (A) all of its liabilities reflected on its most recently available balance sheet, (B) the amount of any indebtedness incurred by the Company or any of its subsidiaries since its most recent balance sheet and (C) 120% of the amount payable to all holders of any shares of any class of preferred stock of the Company assuming a liquidation of the Company as the date of its most recently available balance sheet.

          (10) VOTE TO CHANGE THE TERMS OF SERIES B PREFERRED SHARES. The affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting of the holders of not less than a majority of the then outstanding Series B Preferred Shares, shall be required for any change to this Amendment or the Company's Articles of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series B Preferred Shares.

          (11) LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series B Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Series B Preferred Shares into Common Stock.

          (12) WITHHOLDING TAX OBLIGATIONS. Notwithstanding anything herein to the contrary, to the extent that the Company receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is required by applicable federal laws or regulations and delivers a copy of such written advice to the holders of the Series B Preferred Shares so effected, the Company may reasonably condition the making of any distribution (as such term is defined under applicable federal tax law and regulations) in respect of any Series B Preferred Share on the holder of such Series B Preferred Shares depositing with the Company an amount of cash sufficient to enable the Company to satisfy its withholding tax obligations (the "Withholding Tax") with respect to such distribution. Notwithstanding the foregoing or anything to the contrary, if any holder of the Series B Preferred Shares so effected receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is not so required by applicable federal laws or regulations and delivers a copy of such written advice to the Company, the Company shall not be permitted to condition the making of any such distribution in respect of any Series B Preferred Share on the holder of such Series B Preferred Shares depositing with the Company any Withholding Tax with respect to such distribution, provided, however, the Company may reasonably condition the making of any such distribution in respect of any Series B Preferred Share on the holder of such Series B Preferred Shares executing and delivering to the Company, at the election of the holder, either: (i) if applicable, a properly completed Internal Revenue Service Form 4224, or (a) an indemnification agreement in reasonably acceptable form, with respect to any federal tax liability, penalties and interest that may be imposed upon the Company by the Internal Revenue Service as a result of the Company's failure to withhold in connection with such distribution to such holder.

                                      IV.

     All other provisions of the Articles of Incorporation, as amended shall remain in full force and effect.

                                       V.

     Each amendment set forth above was duly approved by the Board of Directors of the Corporation with shareholder approval in accordance with the provisions of Section 14-2-821 of the Georgia Business Corporation Code on June 14, 2000.

     IN WITNESS WHEREOF, the Company has caused this Amendment to the Articles of Incorporation to be signed by Timothy C. Moses, its Chief Executive Officer, as of this 14 day of June, 2000.

                                            BIOSHIELD TECHNOLOGIES, INC.

                                                                   By: /s/ TIMOTHY C. MOSES
                                                         -------------------------------------------
                                                                       Timothy C. Moses
                                                                   Chief Executive Officer

ATTEST:

By: /s/ SCOTT PARLIAMENT
    -----------------------------------------------
    Scott Parliament
    CFO

                                                                       EXHIBIT I

                          BIOSHIELD TECHNOLOGIES, INC.
                               CONVERSION NOTICE

     Reference is made to the Amendments to the Articles of Incorporation of BioShield Technologies, Inc.. (the "Amendment"). In accordance with and pursuant to the Amendment, the undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock, no par value per share (the "Series B Preferred Shares"), of BioShield Technologies, Inc., a Georgia corporation (the "Company"), indicated below into shares of Common Stock, no par value per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of Series B Preferred Shares specified below as of the date specified below.

     The undersigned acknowledges that any sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series B Preferred Shares shall be made only pursuant to (i) a registration statement effective under the Securities Act of 1933, as amended (the "Act"), or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the Act.

                                            Date of Conversion:

                                            ------------------------------------

                                            Number of Series B
                                            Preferred Shares to be converted

                                            ------------------------------------

                                            Stock certificate no(s). of Series B
                                            Preferred Shares to be converted:

                                            ------------------------------------

Please confirm the following information:

                                            Conversion Price:

                                            ------------------------------------

                                            Ten Consecutive Days Comprising
                                            Pricing
                                            Period and Prices:

                                            ------------------------------------

                                            Number of shares of Common Stock
                                            to be issued:

                                            ------------------------------------

     Please issue the Common Stock into which the Series B Preferred Shares are being converted in the following name and to the following address:

                                            Issue to:(1)

                                            ------------------------------------

                                            ------------------------------------

                                            Facsimile Number:

                                            ------------------------------------

                                            Authorization:

                                            ------------------------------------

                                            By:
                                            ------------------------------------
                                            Title:
                                            ------------------------------------
                                            Dated:
                                            ------------------------------------

ACKNOWLEDGED AND AGREED:

BIOSHIELD TECHNOLOGIES, INC.

By:
-------------------------------------------
Name:
----------------------------------------
Title:
-----------------------------------------
Date:
-----------------------------------------

---------------

(1)If other than to the record holder of the Series B Preferred Shares, any applicable transfer tax must be paid by the undersigned.

                                                                      EXHIBIT II

                          BIOSHIELD TECHNOLOGIES, INC.

                                 LOCK-UP NOTICE

     Reference is made to the Amendments to the Articles of Incorporation (the "Amendment") of BioShield Technologies, Inc. (the "Company"). In accordance with and pursuant to Section (2)(i) of the Amendment, the Company hereby elects to exercise its Lock-Up rights (as set forth in the Amendment), effective as of the date hereof. Consequently, the Company shall not be required to convert any Series B Preferred Shares which have a Conversion Date (as defined in the Amendment) during the period beginning on the date hereof and ending on the earlier of (i) that date which is ninety (90) days from the date hereof and (ii) the 725th day following the Issuance Date (as defined in the Amendment).

                                          Authorization:
                                          --------------------------------------

                                          By:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

                                          Dated:
                                          --------------------------------------

                                                                     EXHIBIT III

                                               BIOSHIELD TECHNOLOGIES, INC.

                                                FORM OF LOCK-UP AGREEMENT

     Reference is made to the Amendments to the Articles of Incorporation (the "Amendment") of BioShield Technologies, Inc. (the "Company"). The undersigned has been advised that in accordance with and pursuant to Section (2)(i) of the
Amendment, effective as of                (the "Lock-Up Commencement Date"), the
Company has elected to exercise its Lock-Up rights (as set forth in the Amendment) with respect to shares of Series B Convertible Preferred Stock (the "Series B Preferred Shares"), no par value per share. Consequently, the Company shall not be required to convert any Series B Preferred Shares which have a Conversion Date (as defined in the Amendment) during the period (the "Lock-Up Period") beginning on the Lock-Up Commencement Date and ending on the earlier of
(i) that date which is ninety (90) days from the Lock-Up Commencement Date and
(ii) the 725th day following the Issuance Date (as defined in the Amendment).

     In consideration of the agreement by the holders of the Series B Preferred Shares not to convert any Series B Preferred Share pursuant to the Lock-Up rights, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, until one day after each of the holders of the Series B Preferred Shares has received written notice form the Company that the Lock-Up Period has ended, the undersigned will not, directly or indirectly, without the prior written consent of the holders representing a majority of the outstanding Series B Preferred Shares, sell, contact to sell, pledge, grant any option for the sale of or otherwise dispose or cause the disposition of any shares of the Company's common stock, no par value per share (the "Common Stock"), or an securities convertible into or exchangeable or exercisable for any shares of Common Stock owned by the undersigned. Notwithstanding the foregoing, the undersigned shall not need to obtain such written consent with respect to (1) a transfer (not involving a sale in the public market) of shares of Common Stock by the undersigned in a bona fide charitable or other donative transaction or in any estate planning transaction so long as in each case the transferee of such agreement to holders of the Series B Preferred Shares prior to effecting any such transfer and (2) a transfer (not involving a sale in the public market) of shares of Common Stock, if the undersigned is a natural person, due to the death or disability of the undersigned so long as the transferee of such shares agrees in writing to be bound by the terms of this agreement and furnishes a copy of such agreement to holders of the Series B Preferred Shares prior to effecting any such transfer.

     In furtherance of the foregoing, the Company and the Company's transfer agent and registrar are hereby authorized to decline to make any transfer or securities if such transfer would constitute a violation or breach of this agreement.

                                          Very truly yours,

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Print Name

                                                                      APPENDIX L

                               WARRANT AGREEMENT

     WARRANT AGREEMENT dated as of June 15, 2000, between BioShield Technologies, Inc., a Delaware corporation (the "Company"), and Wilson LLC, a Cayman Island limited liability company (hereinafter referred to as "Investor").

                              W I T N E S S E T H:

     WHEREAS, Investor has participated as an Investor in connection with the Company's offering (the "Offering") of up to $10,000,000 of the Company's Series B Convertible Preferred Stock, no par value (the "Preferred Stock"); and

     WHEREAS, the Warrants issued pursuant to this Agreement are being issued by the Company to Investor and/or its designees, in consideration for, and as part of the investment by Investor in connection with the Offering;

     NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows (capitalized terms used herein without definition shall have the meanings ascribed to then in the Offering):

     1. GRANT.

     Investor and/or its designees are hereby granted the right to purchase, at any time from the date of the closing of the first purchase by Investor of shares of common stock, no par value (the "Common Stock") pursuant to the Offering (the "Initial Closing") until 5:00 P.M., Eastern Standard Time, on the fifth anniversary of the Initial Closing (the "Warrant Exercise Term"), 79,281 Shares of Common Stock (the "Shares") at an exercise price (subject to adjustment as provided in Article 7 hereof) equal to $18.92 (the "Initial Exercise Price").

     2. WARRANT CERTIFICATES.

     The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

     3. EXERCISE OF WARRANTS.

          3.1 CASH EXERCISE. The Exercise Price may be paid in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Article 7 hereof. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased, at the Company's executive offices currently located at 5655 Peachtree Parkway Atlanta, Georgia 30092, the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Shares so purchased.

          The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

          3.2 CASHLESS EXERCISE. At any time during the Warrant Exercise Term, the Holder may, at its option, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into the number of Shares determined in accordance with this Section 3.2, by surrendering this Warrant at the principal office of the company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Shares (rounded to the next highest integer) equal to (i) the number of Shares specified by the Holder in its Notice of Exchange (the "Total Number") less (ii) the number of Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the then existing Exercise Price by (B) the average of the Closing Prices for the five Trading Days immediately prior to the date specified in the Notice of Exchange.

          3.3 EXERCISE LIMITATION. In no event shall any Investor be entitled to exercise any of the warrants if, upon the exercise of such warrant(s), it would cause the aggregate number of shares of Common Stock beneficially owned by the Investor and its affiliates to exceed 4.9% of the outstanding shares of the Common Stock following such exercise.

     4. ISSUANCE OF CERTIFICATES.

     Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within five business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to satisfaction of the Company that such tax has been paid.

     The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman or Vice Chairman of the Board of Directors, Chief Executive officer or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

     The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Shares shall bear a legend substantially similar to the following:

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available.

     5. PRICE.

          5.1 ADJUSTED EXERCISE PRICE. The adjusted Exercise Price shall be the price which shall result from time to time from any and all adjustments of the Initial Exercise Price in accordance with the provisions of Article 7 hereof.

          5.2 EXERCISE PRICE. The term "Exercise Price" herein shall mean the Initial Exercise Price or the adjusted Exercise Price, depending upon the context.

     6. REGISTRATION RIGHTS.

          6.1 REGISTRATION UNDER THE SECURITIES ACT OF 1993.

          The Warrants and the Shares have not been registered for purposes of public distribution under the Securities Act of 1933, as amended ("the Act").

          6.2 REGISTRABLE SECURITIES. As used herein the term "Registrable Security" means each of the Warrants, the Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 6.

          6.3 PIGGYBACK REGISTRATION. If, at any time during the five years following the date of the Initial Closing, the Company proposes to prepare and file any registration statement or post-effective amendments (other than in connection with an underwritten initial public offering or initial registration of the Company or the Company's securities with the U.S. Securities & Exchange Commission) thereto covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (in any such case, other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form), (for purposes of this Article 6, collectively, a "Registration Statement"), it will give written notice of its intention to do so by registered mail ("Notice"), at ten (10) business days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities. Upon the written request of such a holder (a "Requesting Holder"), made within ten (10) business days after receipt of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders. Notwithstanding the provisions of this Section 6.3, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 6.3 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

     7. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SHARES.

          7.1 SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

          7.2 ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          7.3 RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the shares of Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holders had exercised the Warrants.

          7.4 NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made:

             (a) Upon the issuance or sale of shares of Common Stock upon the exercise of the Warrants; or

             (b) Upon (i) the issuance of options pursuant to the Company's employee stock option plans in effect or the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any such options, or (ii) the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants; or

             (c) Upon the issuance of shares of Common Stock pursuant to contractual obligations; or

             (d) If the amount of said adjustment shall be less than 2 cents
        (2c) per Share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 2 cents (2c) per Share.

     8. EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES.

     Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

     9. ELIMINATION OF FRACTIONAL INTERESTS.

     The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

     10. RESERVATION AND LISTING OF SECURITIES.

     The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts, once it has become a public company, to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on or quoted on the electronic bulletin board, by NASDAQ or listed on such national securities exchanges.

     11. NOTICES TO WARRANT HOLDERS.

     Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or any proposed dissolution, liquidation, winding up or sale.

     12. NOTICES.

     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

          (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

          (b) If to the Company, to the address set forth in Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.

     13. SUPPLEMENTS AND AMENDMENTS.

     The Company may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which the Company deems not to adversely affect the interests of the Holders of Warrant Certificates.

     14. SUCCESSORS.

     All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

     15. TERMINATION.

     This Agreement shall terminate at the close of business on the fifth anniversary of the Initial Closing. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised and all the Shares issuable upon exercise of the Warrants have been resold to the public; provided, however, that the provisions of Article 6 shall survive such termination until the close of business on fifth anniversary of the Initial Closing.

     16. GOVERNING LAW.

     This Agreement and each Warrant Certificate hereunder shall be governed by and interpreted in accordance with the laws of the State of Georgia without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Atlanta, Georgia, and expressly consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia, Atlanta Division for the adjudication of any civil action asserted pursuant to this Paragraph.

     17. BENEFITS OF THIS AGREEMENT.

     Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Investor and any other registered holder or holders of the Warrant Certificates, Warrants or the Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Investor and any other holder or holders of the Warrant Certificates, Warrants or the Shares.

     18. COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                            BIOSHIELD TECHNOLOGIES, INC.

                                            By:     /s/ TIMOTHY C. MOSES
                                               ---------------------------------
                                                Name: Timothy C. Moses
                                                Title: Co-Chairman of the Board
                                                and Chief
                                                Executive Officer

Attest:   /s/ SCOTT PARLIAMENT
       -----------------------------
        Name: Scott Parliament
        Title: CFO

                                            INVESTOR:
                                            WILSON LLC

                                            By:        /s/ DAVID SIMS
                                               ---------------------------------
                                                Name: Navigator Management Ltd.
                                                Title: Director

Attest:   /s/ ARLENE DE CASTRO
       -----------------------------
        Name: Arlene de Castro
        Title: Assistant Secretary

                                                                       EXHIBIT A

     THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

     THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                5:00 P.M., EASTERN STANDARD TIME, JUNE 14, 2005

No.                                                                79,281 Shares

                              WARRANT CERTIFICATE

     This Warrant Certificate certifies that Wilson, LLC ("Investor") or registered assigns, is the registered holder of 79,281 Warrants to purchase, at any time from June 15, 2000, until 5:00 P.M. Eastern Standard Time on June 14, 2005 ("Expiration Date"), up to 79,281 shares ("Shares") of fully-paid and non-assessable common stock, no par value ("Common Stock"), of BioShield Technologies, Inc., a Delaware corporation (the "Company"), at the Initial Exercise Price, subject to adjustment in certain events (the "Exercise Price"), of $18.92 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of June 15, 2000, between the Company and Investor (the "Warrant Agreement"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.

     No Warrant may be exercised after 5:00 P.M., Eastern Standard Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

     The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferees) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated: As of June 15, 2000                  BIOSHIELD TECHNOLOGIES, INC.

                                            By: /s/ TIMOTHY C. MOSES
                                            -----------------------------------------------
                                                Name: Timothy C. Moses
                                                Title: Co-Chairman, CEO

Attest: /s/ SCOTT PARLIAMENT
        -----------------------------
        Name: Scott Parliament
        Title: CFO

                         [FORM OF ELECTION TO PURCHASE]

     The undersigned hereby irrevocably elects to exercise the right,
represented by this Warrant Certificate, to purchase           Shares and
herewith tenders in payment for such Shares cash or a certified or official bank
check payable in New York Clearing House Funds to the order of           in the
amount of $          , all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of
          whose address is           , and that such Certificate be delivered to
          , whose address is           .

Dated: ----------------------------------------        Signature: ------------------------------------
                                                       (Signature must conform in all respects to name
                                                       of holder as specified on the face of the
                                                       Warrant Certificate.)

------------------------------------------------

------------------------------------------------
(Insert Social Security or Other
Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

            (TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH HOLDER
                 DESIRES TO TRANSFER THE WARRANT CERTIFICATE.)

     FOR VALUE RECEIVED                                hereby sells, assigns and
transfers unto

--------------------------------------------------------------------------------
                 (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein,
and does hereby irrevocably constitute and appoint                , Attorney, to
transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated: ----------------------------------------        Signature: ------------------------------------
                                                       (Signature must conform in all respects to name
                                                       of holder as specified on the face of the
                                                       Warrant Certificate)

------------------------------------------------

------------------------------------------------
(Insert Social Security or Other
Identifying Number of Assignee)

                                                                      APPENDIX M

                          BIOSHIELD TECHNOLOGIES, INC.

                              AMENDED AND RESTATED
                           1997 STOCK INCENTIVE PLAN

     Section 1 DEFINITIONS.

     1.1 DEFINITIONS. Whenever used herein, the masculine pronoun will be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a) "Affiliate" means:

             (1) an entity that directly or through one or more intermediaries is controlled by the Company, and

             (2) any entity in which the Company has a significant equity interest, as determined by the Company.

          (b) "Board of Directors" means the board of directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means the committee appointed by the Board of Directors to administer the Plan. The Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of at least two members of the Board of Directors who are both "outside directors" as defined in Treas. Reg. 1.162-27(e) as promulgated by the Internal Revenue Service and "non-employee directors" as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act.

          (e) "Company" means BioShield Technologies, Inc., a Georgia corporation.

          (f) "Disability" has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.

          (g) Omitted

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (i) "Fair Market Value" with regard to a date means the closing price at which Stock was sold on the last trading date prior to that date as reported by the Nasdaq Stock Market (or, if applicable, as reported by a national securities exchange selected by the Committee on which the shares of Stock are then actively traded) and published in The Wall Street Journal; provided that, for purposes of granting awards other than incentive stock options, Fair Market Value of the shares of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value. If an Over 10% Owner is granted incentive stock options hereunder, Fair Market Value shall be not less than 110% of Fair Market Value.

          (j) "Option" means a non-qualified stock option or an incentive stock option.

          (k) "Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424 (d).

          (l) "Participant" means an individual who receives a Stock Incentive hereunder.

          (m) "Plan" means the BioShield Technologies, Inc. 1997 Stock Incentive Plan.

          (n) "Stock" means the Company's common stock.

          (o) "Stock Award" means a stock award described in Section 3.4.

          (p) "Stock Incentive Agreement" means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

          (q) "Stock Incentive Program" means a written program established by the committee, pursuant to which Stock Incentives are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

          (r) "Stock Incentives" means, collectively, incentive stock options, non-qualified stock options and Stock Awards.

          (s) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (t) "Termination of Employment" means the termination of the employee-employer relationship between a Participant and the Company and its Affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.

     Section 2 THE STOCK INCENTIVE PLAN.

     2.1 PURPOSE OF THE PLAN. The Plan is intended to: (a) provide incentive to officers and key employees of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers and key employees by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding and retaining key personnel and consultants.

     2.2 STOCK SUBJECT TO THE PLAN.  Subject to adjustment in accordance with
Section 5.2, 2,000,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time may the Company have outstanding under the Plan, Stock Incentives subject to Section 16 of the Exchange Act and shares of Stock issued in respect of Stock Incentives under the Plan in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or canceled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

     2.3 ADMINISTRATION OF THE PLAN. The Plan is administered by the Committee. The Committee has full authority in its discretion to determine the officers and key employees of the Company or its Affiliates to whom Stock Incentives will be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions are final and binding on all Participants.

     2.4 ELIGIBILITY AND LIMITS. Stock Incentives may be granted only to officers, and key employees and consultants of the Company, or any Affiliate of the Company; provided, however, that an incentive stock option may only be granted to an employee of the Company or any Subsidiary. In the case of incentive stock options, the aggregate Fair Market Value (determined as at the date an incentive stock option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the incentive stock option(s) which cause the limitation to be exceeded will be treated as non-qualified stock option(s).

     Section 3 TERMS OF STOCK INCENTIVES.

     3.1 TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.

     (a) The number of shares of Stock as to which a Stock Incentive may be granted will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan.

     (b) Each Stock Incentive will either be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate, or be made subject to the terms of a Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate. Each Stock Incentive Agreement or Stock Incentive Program is subject to the terms of the Plan and any provisions contained in the Stock Incentive Agreement or Stock Incentive Program that are inconsistent with the Plan are null and void.

     (c) The date a Stock Incentive is granted will be the date on which the Committee has approved the terms and conditions of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive, and has taken all such other actions necessary to complete the grant of the Stock Incentive.

     (d) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

     (e) Stock Incentives are not transferable or assignable except by will or by the laws of descent and distribution or for estate planning purposes (in the case only of non-qualified options upon prior Board approval) and are exercisable, during the Participant's lifetime, only by the Participant; or in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of death of the Participant, by the legal representative of the Participant's estate or if no legal representative has been appointed, by the successor in interest determined under the Participant's will.

     3.2 TERMS AND CONDITIONS OF OPTIONS. Each Option granted under the Plan must be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee will determine whether the Option is to be an incentive stock option described in Code Section 422 or a non-qualified stock option, and the Option must be clearly identified as to its status as an incentive stock option or a non-qualified stock option. Incentive stock options may only be granted to employees of the Company or any Subsidiary. At the time any incentive stock option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an incentive stock option. An incentive stock option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company's stockholders.

     (A) OPTION PRICE. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option must be as set forth in the applicable Stock Incentive Agreement, but in no event may it be less than the Fair Market Value on the date the Option is granted or 110% of Fair Market Value in the case of an Over 10% Owner. The Exercise Price of an Option may not be amended or modified after the grant of the Option, and an Option may not be surrendered in consideration of or exchanged for a grant of a new Option having an Exercise Price below that of the Option which was surrendered or exchanged.

     (B) OPTION TERM. Any incentive stock option is not exercisable after the expiration of ten (10) years after the date the Option is granted. For an Over 10% Owner, the option is only exercisable for a period of five years from the date of grant. The term of any non-qualified Stock Option must be as specified in the applicable Stock Incentive Agreement.

     (C) PAYMENT. Payment for all shares of Stock purchased pursuant to exercise of an Option will be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides:

          (i) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;

          (ii) in a cashless exercise through a broker; or

          (iii) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment must be made at the time that the Option or any part thereof is exercised, and no shares may be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, has none of the rights of a stockholder.

     (D) CONDITIONS TO THE EXERCISE OF AN OPTION. Each Option granted under the Plan is exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Stock Incentive Agreement to the contrary.

     (E) TERMINATION OF INCENTIVE STOCK OPTION. With respect to an incentive stock option, in the event of termination of employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no sooner than 30 days and no later than the expiration of three (3) months after the date of termination of employment; provided, however, that in the case of a holder whose termination of employment is due to death or Disability, one (1) year will be substituted for such three (3) month period; provided further, that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the incentive stock option will be a nonqualified option if it is exercised after the time limits that would otherwise apply. For purposes of this Subsection (e), termination of employment of the Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the incentive stock option of the Participant in a transaction to which Code Section 424(a) is applicable.

     (F) SPECIAL PROVISIONS FOR CERTAIN SUBSTITUTE OPTIONS. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3 [OMITTED]

     3.4 [OMITTED]

     3.5 [OMITTED]

     3.6 [OMITTED]

     3.7 [OMITTED]

     3.8 TREATMENT OF AWARDS UPON TERMINATION OF EMPLOYMENT. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who has experienced a Termination of Employment may be canceled, accelerated, paid or continued, as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Employment or such other factors as the Committee determines are relevant to its decision to continue the award.

     Section 4 RESTRICTIONS ON STOCK

     4.1 ESCROW OF SHARES. Any certificates representing the shares of Stock issued under the Plan will be issued in the Participant's name, but, if the applicable Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock will be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian must appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program. During the period that the Custodian holds the shares subject to this Section, the Participant is entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian must provide in the applicable Stock Incentive Agreement or Stock Incentive Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

     4.2 RESTRICTIONS ON TRANSFER. The Participant does not have the right to make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred will continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.

     Section 5 GENERAL PROVISIONS

     5.1 WITHHOLDING. The Company must deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

          (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b) Any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

     5.2 CHANGES IN CAPITALIZATION; MERGER; LIQUIDATION.

     (a) The number of shares of Stock reserved for the grant of Options and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Option and Stock Award pertains must be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

     (b) In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, or the adjustment of outstanding awards, the acceleration of awards, the removal of restrictions on outstanding awards, or the termination of outstanding awards in exchange for the cash value determined in good faith by the Committee of the vested portion of the award. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive, but except as set forth in this Section may not otherwise diminish the then value of the Stock Incentive.

     (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan must not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     5.3 CASH AWARDS. The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

     5.4 COMPLIANCE WITH CODE. All incentive stock options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all incentive stock options granted hereunder must be construed in such manner as to effectuate that intent.

     5.5 RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Plan or in any Stock Incentive confers upon any Participant the right to continue as an employee or officer of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant's employment at any time.

     5.6 NON-ALIENATION OF BENEFITS. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     5.7 RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the

Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     5.8 LISTING AND LEGAL COMPLIANCE. The Committee may suspend the exercise or payment of any Stock Incentive so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

     5.9 TERMINATION AND AMENDMENT OF THE PLAN. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive may adversely affect the rights of the Participant under such Stock Incentive.

     5.10 STOCKHOLDER APPROVAL. The Plan must be submitted to the stockholders of the Company for their approval within twelve months after an amendment to the Plan which would increase the total number of shares of Stock eligible for issuance under the Plan. If stockholder approval is not obtained within such period, such Stock Issuance will be treated as a non qualified option.

     5.11 CHOICE OF LAW. The laws of the State of Georgia govern the Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

     5.12 EFFECTIVE DATE OF PLAN.  The Plan, as amended and restated hereby,
shall become effective December   , 1998, the date of its adoption by the Board
of Directors.

                                            BIOSHIELD TECHNOLOGIES, INC.

                                            By:
                                               ---------------------------------
                                                Name: Timothy C. Moses
                                                Title: President

ATTEST:

By:
-------------------------------------------
Title:
-----------------------------------------
[CORPORATE SEAL]

                                                                      APPENDIX N

                          BIOSHIELD TECHNOLOGIES, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 31, 2000


         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BIOSHIELD BOARD OF DIRECTORS.


         The undersigned, a holder of record of shares of common stock, par value $0.001 per share ("Common Stock"), of BioShield Technologies, Inc. (the "Company") hereby appoints Timothy C. Moses and Scott Parliament, or either of them, with full power of substitution, for and on behalf of the undersigned, and with all powers the undersigned would possess if personally present, including discretionary power upon other matters properly coming before the 2000 annual meeting of stockholders (the "Annual Meeting"), as proxies to represent and vote all shares of Common Stock held of record by the undersigned on [ ], 2000, as designated below, at the Annual Meeting to be held on Tuesday, October 31, 2000 at [time] a.m. Eastern Standard Time (and any adjournments, postponements, continuations or reschedulings thereof), at [location], Georgia, upon the following matters and any other matter as may properly come before the Annual Meeting:

         1. Election of five Directors to serve on the Board of Directors:

         Class I Director:     Martin Savarick

         Class II Directors:  Carl T. Garner         Edward U. Miller

         Class III Directors:  Timothy C. Moses      Hugh R. Lamle


           [ ] FOR all the nominees listed above (except as marked to the contrary below).

           [ ] WITHHOLD AUTHORITY to vote for all the nominees listed above.

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)


         2. Proposal to amend the Company's Articles of Incorporation and Bylaws to provide that holders of 10 percent or more of the Company's capital stock may call a special meeting of shareholders and to eliminate fair price requirements enacted by the Company.

          [ ] FOR               [ ] AGAINST              [ ] ABSTAIN


         3. Proposal to confirm the issuance of common stock of the Company's majority-owned subsidiary, Electronic Medical Distribution, Inc., or eMD, which is exchangeable for BioShield common stock, and related warrants, and to approve the issuance of shares of BioShield common stock in excess of 19.99 percent of the then-outstanding shares of

         BioShield common stock, if required in connection with the exchange of the eMD common stock for BioShield common stock and the exercise of the warrants.

          [ ] FOR               [ ] AGAINST              [ ] ABSTAIN


         4. Proposal to confirm, as separate matters, two equity credit agreements, under which shares of common stock of the Company may be issued from time to time, and to approve the issuance of shares of common stock in excess of 19.99 percent of the then-outstanding shares, if required in connection with either of the equity credit agreements.

                  a) to confirm the June, 1999 private equity credit agreement and approve the issuance of shares of shares of common stock in excess of 19.99 percent of the then-outstanding shares, if required in connection with that agreement:

          [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

                  b) to confirm the June, 2000 private equity credit agreement and approve the issuance of shares of shares of common stock in excess of 19.99 percent of the then-outstanding shares, if required in connection with that agreement:

          [ ] FOR               [ ] AGAINST              [ ] ABSTAIN



         5. Proposal to confirm the issuance of shares of a series of convertible preferred stock, and to approve the issuance of shares of common stock in excess of 19.99 percent of the then-outstanding shares, if required in connection with the conversion of the preferred stock.

          [ ] FOR               [ ] AGAINST              [ ] ABSTAIN


         6. Proposal to confirm amendments to the Company's stock incentive plan to increase the number of shares of common stock reserved for issuance under the plan from 400,000 shares to 2,000,000 shares, and to allow holders of more than 10% of the outstanding shares of the Company's common stock to participate in the plan.

          [ ] FOR               [ ] AGAINST              [ ] ABSTAIN


             (Continued and to be dated and signed on reverse side)


         7. Proposal to ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending June 30, 2000.


          [ ] FOR               [ ] AGAINST              [ ] ABSTAIN


         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments, postponements, continuations or reschedulings thereof. This proxy, when properly executed and returned in a timely manner, will be voted as directed by the undersigned stockholder and in accordance with the best judgment of the proxies as to other matters. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS ONE, TWO, THREE, FOUR, FIVE, SIX AND SEVEN AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES AS TO OTHER MATTERS.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS ONE, TWO, THREE, FOUR, FIVE, SIX AND SEVEN.

         The undersigned hereby acknowledges prior receipt of the notice of annual meeting of stockholders and joint proxy statement/prospectus dated October , 2000, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

            If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

         [ ] I PLAN TO ATTEND THE OCTOBER 31, 2000, ANNUAL STOCKHOLDERS MEETING


         PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE ANNUAL MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.


                                   Dated:                  , 2000



                                   Signature of BioShield Stockholder or
                                   Authorized Representative

Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. In the case of stock ownership in the name of two or more persons, all persons should sign. If a corporation, please sign in full corporation name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized persons.